--------------------------------------------------------------------------------

                           BRINSON RELATIONSHIP FUNDS



                         BRINSON GLOBAL SECURITIES FUND

                            BRINSON U.S. EQUITY FUND

                  BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND

                         BRINSON U.S. VALUE EQUITY FUND

                  BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND

                        BRINSON INTERNATIONAL EQUITY FUND

                      BRINSON EMERGING MARKETS EQUITY FUND

                     BRINSON U.S. CASH MANAGEMENT PRIME FUND

                             BRINSON SHORT-TERM FUND

                             BRINSON U.S. BOND FUND

                             BRINSON HIGH YIELD FUND

                       BRINSON EMERGING MARKETS DEBT FUND

                        BRINSON SECURITIZED MORTGAGE FUND



                                  ANNUAL REPORT

                                DECEMBER 31, 2001



                     GLOBAL INSTITUTIONAL ASSET MANAGEMENT

--------------------------------------------------------------------------------

TABLE OF CONTENTS

--------------------------------------------------------------------------------

Portfolio Managers' Commentary and Schedule of Investments

     Brinson Global Securities Fund .....................................  2
     Brinson U.S. Equity Fund ........................................... 14
     Brinson U.S. Large Capitalization Equity Fund ...................... 18
     Brinson U.S. Value Equity Fund ..................................... 22
     Brinson U.S. Small Capitalization Equity Fund ...................... 26
     Brinson International Equity Fund .................................. 30
     Brinson Emerging Markets Equity Fund ............................... 36
     Brinson U.S. Cash Management Prime Fund ............................ 42
     Brinson Short-Term Fund ............................................ 44
     Brinson U.S. Bond Fund ............................................. 47
     Brinson High Yield Fund ............................................ 52
     Brinson Emerging Markets Debt Fund ................................. 59
     Brinson Securitized Mortgage Fund .................................. 64

Statements of Assets and Liabilities .................................... 68

Statements of Operations ................................................ 70

Statement of Cash Flows ................................................. 72

Statements of Changes in Net Assets ..................................... 74

Financial Highlights .................................................... 79

Notes to Financial Statements ........................................... 86

Report of Independent Auditors .......................................... 91

Trustee Information ..................................................... 92

--------------------------------------------------------------------------------

BRINSON GLOBAL SECURITIES FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Brinson Global Securities Fund advanced 3.4%. The Fund significantly outperformed its benchmarks, the GSMI Relationship Fund Index,* the MSCI World Equity (Free) Index and the Salomon Smith Barney World Government Bond Index, which declined 2.5%, 16.6% and 1.0%, respectively.

Global equities independent of currency effects fell by more than 13% over the course of the year, but these results were not evenly distributed. Hardest hit were technology and telecommunications companies, as well as firms with earnings weakness. Concern over the aftermath of the events of September 11 and the military action in Afghanistan soon abated and equities followed suit by surging in the fourth quarter. Emerging market equity indices were also negative performers for the year, but to a lesser degree than their developed counterparts. Global fixed income was up strongly yet again in 2001 on a fully hedged basis, i.e. exclusive of currency effects. Central banks loosened monetary policy for much of the year, led by the U.S. Federal Reserve, which cut rates at regular intervals as the likelihood of recession increased. Rate cuts were also pursued worldwide to provide liquidity after September 11. Prices of inflation-linked bonds and investment-grade spread sectors outpaced Treasurys in the U.S., and both U.S. high yield and emerging debt lagged behind conventional developed-country bonds. Emerging debt was dragged down by the fiscal problems in Argentina.

2001 was a strong year for security selection for the Global Securities Portfolio, especially within North American and European equities. U.S. fixed income issue selection was also positive over the course of the year. The Wilshire 5000 Index continued its losses from the prior year through the third quarter, leading us to almost eliminate our U.S. equity underweight as equity valuations came down. We continue to focus on intrinsic value in evaluating companies, as investor expectations of earnings prospects remain overly optimistic.

The market allocation of the Fund was also significantly positive, with the overweight to U.S. fixed income, primarily to Treasury inflation-protected securities (TIPS), as the most fruitful decision. Developed fixed income and TIPS were reduced to fund the recent portfolio increases in equities during the year.

Currency strategy was a neutral contributor to Fund's performance against benchmark in 2001. The underweight to the Japanese yen was very beneficial. The underweight to the U.S. dollar and overweight to the euro contributed negatively and offset the benefit of the yen position.

* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% SALOMON SMITH BARNEY BIGBOND INDEX; 9% SALOMON NON-U.S. GOVERNMENT BOND INDEX (UNHEDGED); 2% JPMORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD MASTER INDEX.

--------------------------------------------------------------------------------
2

BRINSON GLOBAL SECURITIES FUND

--------------------------------------------------------------------------------

TOTAL RETURN

                                                                                            ANNUALIZED
                                              6 MONTHS     1 YEAR      3 YEARS     5 YEARS   4/30/95*
                                                ENDED       ENDED       ENDED       ENDED       TO
                                              12/31/01    12/31/01    12/31/01    12/31/01   12/31/01
------------------------------------------------------------------------------------------------------
BRINSON GLOBAL SECURITIES FUND                   3.47%        3.42%       4.22%       6.74%     9.81%
------------------------------------------------------------------------------------------------------
GSMI Relationship Fund Index**                  -2.51        -7.50        0.49        6.20      8.68
------------------------------------------------------------------------------------------------------
MSCI World Equity (Free) Index                  -6.92       -16.63       -3.21        5.55      7.98
------------------------------------------------------------------------------------------------------
Salomon Smith Barney World Gov't. Bond Index     3.74        -0.99       -1.25        2.16      2.97
------------------------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF BRINSON GLOBAL SECURITIES FUND.

ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in BRINSON GLOBAL SECURITIES FUND, GSMI Relationship Fund Index, MSCI World Equity (Free) Index and Salomon Smith Barney World Government Bond Index if you had invested $100,000 on April 30, 1995. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON GLOBAL SECURITIES FUND VS. GSMI RELATIONSHIP FUND INDEX,
MSCI WORLD EQUITY (FREE) INDEX, AND SALOMON SMITH BARNEY WORLD
GOVERNMENT BOND INDEX

                                            GSMI               MSCI                  SALOMON SMITH BARNEY
                     BRINSON GLOBAL     RELATIONSHIP       WORLD EQUITY                WORLD GOVERNMENT
                     SECURITIES FUND     FUND INDEX        (FREE) INDEX                   BOND INDEX
      4/30/1995         $100,000          $100,000           $100,000                      $100,000
      5/31/1995         $103,327          $102,509           $100,902                      $102,810
      6/30/1995         $104,439          $104,072           $100,869                      $103,417
      7/31/1995         $106,942          $107,314           $105,919                      $103,665
      8/31/1995         $108,458          $106,938           $103,555                      $100,099
      9/30/1995         $110,483          $109,800           $106,614                      $102,331
     10/31/1995         $111,333          $109,109           $104,958                      $103,098
     11/30/1995         $114,689          $112,375           $108,616                      $104,263
     12/31/1995         $117,169          $114,450           $111,804                      $105,358
      1/31/1996         $119,499          $116,318           $113,894                      $104,052
      2/29/1996         $119,014          $116,650           $114,587                      $103,521
      3/31/1996         $120,123          $117,646           $116,489                      $103,376
      4/30/1996         $121,860          $119,673           $119,226                      $102,963
      5/31/1996         $122,513          $120,561           $119,321                      $102,983
      6/30/1996         $123,345          $120,806           $119,957                      $103,797
      7/31/1996         $121,479          $117,632           $115,718                      $105,790
      8/31/1996         $123,345          $119,530           $117,086                      $106,202
      9/30/1996         $127,331          $123,465           $121,677                      $106,638
     10/31/1996         $129,524          $124,699           $122,515                      $108,632
     11/30/1996         $134,752          $129,943           $129,421                      $110,066
     12/31/1996         $134,788          $128,785           $127,365                      $109,174
      1/31/1997         $136,535          $130,671           $128,926                      $106,259
      2/28/1997         $137,807          $131,286           $130,395                      $105,462
      3/31/1997         $135,713          $128,399           $127,786                      $104,661
      4/30/1997         $137,315          $130,998           $131,977                      $103,740
      5/31/1997         $143,170          $137,621           $140,144                      $106,562
      6/30/1997         $147,309          $142,548           $147,116                      $107,830
      7/31/1997         $152,244          $148,220           $153,906                      $106,989
      8/31/1997         $148,346          $142,786           $143,490                      $106,924
      9/30/1997         $153,248          $148,973           $151,291                      $109,202
     10/31/1997         $148,553          $144,169           $143,349                      $111,473
     11/30/1997         $148,774          $145,455           $145,856                      $109,768
     12/31/1997         $150,625          $147,203           $147,639                      $109,438
      1/31/1998         $152,365          $149,186           $151,781                      $110,500
      2/28/1998         $158,346          $156,407           $162,047                      $111,395
      3/31/1998         $162,163          $160,840           $168,867                      $110,292
      4/30/1998         $162,402          $162,422           $170,518                      $112,057
      5/31/1998         $161,570          $160,131           $168,449                      $112,315
      6/30/1998         $160,484          $162,164           $172,389                      $112,483
      7/31/1998         $160,247          $161,318           $172,129                      $112,629
      8/31/1998         $147,689          $144,997           $149,185                      $115,693
      9/30/1998         $152,719          $150,008           $151,840                      $121,848
     10/31/1998         $158,546          $158,959           $165,589                      $125,454
     11/30/1998         $162,850          $165,457           $175,451                      $123,685
     12/31/1998         $164,985          $171,422           $183,980                      $126,172
      1/31/1999         $165,273          $173,802           $188,023                      $125,011
      2/28/1999         $160,936          $169,193           $183,027                      $120,998
      3/31/1999         $163,722          $174,538           $190,619                      $121,300
      4/30/1999         $170,446          $180,609           $198,165                      $121,252
      5/31/1999         $167,420          $176,040           $190,865                      $119,215
      6/30/1999         $169,486          $181,419           $199,743                      $117,129
      7/31/1999         $169,266          $180,450           $199,150                      $119,998
      8/31/1999         $166,730          $179,950           $198,781                      $120,550
      9/30/1999         $164,586          $179,189           $196,912                      $122,431
     10/31/1999         $164,564          $185,588           $207,139                      $122,370
     11/30/1999         $165,775          $189,932           $212,957                      $121,085
     12/31/1999         $168,271          $200,306           $230,205                      $120,794
      1/31/2000         $163,252          $193,567           $217,034                      $118,221
      2/29/2000         $161,036          $197,031           $217,600                      $117,370
      3/31/2000         $166,531          $204,722           $232,660                      $121,008
      4/30/2000         $166,719          $196,520           $222,813                      $117,051
      5/31/2000         $167,419          $192,461           $217,172                      $117,964
      6/30/2000         $170,690          $199,486           $224,483                      $120,831
      7/31/2000         $169,979          $195,927           $218,154                      $118,789
      8/31/2000         $172,285          $202,715           $225,260                      $117,898
      9/30/2000         $169,341          $196,244           $213,293                      $117,662
     10/31/2000         $169,296          $192,615           $209,724                      $116,168
     11/30/2000         $170,987          $183,536           $196,976                      $118,480
     12/31/2000         $180,592          $188,070           $200,094                      $122,721
      1/31/2001         $185,584          $192,897           $203,977                      $122,562
      2/28/2001         $182,461          $182,081           $186,761                      $122,513
      3/31/2001         $176,433          $173,349           $174,483                      $118,984
      4/30/2001         $181,073          $181,726           $187,397                      $118,556
      5/31/2001         $181,584          $181,565           $185,027                      $118,200
      6/30/2001         $180,531          $178,441           $179,219                      $117,113
      7/31/2001         $181,490          $177,406           $176,858                      $120,067
      8/31/2001         $181,890          $173,370           $168,382                      $124,582
      9/30/2001         $171,173          $162,553           $153,541                      $125,493
     10/31/2001         $175,993          $166,243           $156,495                      $126,485
     11/30/2001         $184,195          $172,763           $165,770                      $124,708
     12/31/2001         $186,799          $173,968           $166,824                      $121,497

4/30/1995 = $100,000

DATA THROUGH 12/31/01



FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% SALOMON SMITH BARNEY BIGBOND INDEX; 9% SALOMON NON-U.S. GOVERNMENT BOND INDEX (UNHEDGED); 2% JPMORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD MASTER INDEX.

--------------------------------------------------------------------------------

BRINSON GLOBAL SECURITIES FUND

--------------------------------------------------------------------------------

TOP TEN EQUITY HOLDINGS
AS OF DECEMBER 31, 2001

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
Citigroup, Inc.                              1.2%
Johnson & Johnson                            1.2
Burlington Northern Santa Fe Corp.           1.1
Wells Fargo & Co.                            1.1
Microsoft Corp.                              0.9
Abbott Laboratories, Inc.                    0.9
Allergan, Inc.                               0.9
Freddie Mac                                  0.9
Baxter International, Inc.                   0.9
American Home Products Corp.                 0.9
---------------------------------------------------
Total                                       10.0%

TOP TEN FIXED INCOME HOLDINGS
AS OF DECEMBER 31, 2001

                                        PERCENTAGE OF
                                          NET ASSETS
-----------------------------------------------------
U.S. Treasury Note
3.625%, due 08/31/03                         1.6%
U.S. Treasury Note
7.000%, due 07/15/06                         1.1
U.S. Treasury Bond
6.250%, due 05/15/30                         0.9
Buoni Poliennali del Tes
3.250%, due 04/15/04                         0.4
Bundesrepublik Deutschland
5.000%, due 07/04/11                         0.4
U.S. Treasury Note
6.500%, due 02/15/10                         0.4
U.S. Treasury Bond
8.750%, due 05/15/17                         0.3
Federal National Mortgage Association
5.500%, due 01/01/09                         0.3
Government of Canada,
Real Return Bond 4.250%, due 12/01/26        0.3
Government National Mortgage Association
6.000%, due 02/20/29                         0.3
-----------------------------------------------------
Total                                        6.0%

--------------------------------------------------------------------------------
4

BRINSON GLOBAL SECURITIES FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2001

--------------------------------------------------------------------------------
U.S. EQUITIES
Energy ................................................................   1.39%
Capital Investment
    Capital Goods .....................................................   1.84
    Electronic Components .............................................   1.06
                                                                        ------
                                                                          2.90
Basic Industries
    Chemicals .........................................................   1.44
    Housing/Paper .....................................................   1.10
    Metals ............................................................   0.85
                                                                        ------
                                                                          3.39
Computers
    Software ..........................................................   1.65
    Systems ...........................................................   0.97
                                                                        ------
                                                                          2.62
Consumer
    Autos/Durables ....................................................   1.26
    Food/House Products ...............................................   0.76
    Health: Drugs .....................................................   4.18
    Health: Non-Drugs .................................................   2.78
    Leisure/Tourism ...................................................   0.33
    Retail/Apparel ....................................................   2.09
                                                                        ------
                                                                         11.40
Financial
    Banks .............................................................   2.80
    Non-Banks .........................................................   5.87
                                                                        ------
                                                                          8.67

Telecommunications ....................................................   1.70
Transportation ........................................................   1.26
Services/Misc .........................................................   4.58
Domestic Investment Companies .........................................   2.94
Utilities .............................................................   1.47
                                                                        ------
          Total U.S. Equities .........................................  42.32*

INTERNATIONAL EQUITIES
    Appliances & Household ............................................   0.45
    Autos/Durables ....................................................   0.36
    Banking ...........................................................   2.81
    Beverages & Tobacco ...............................................   0.57
    Broadcasting & Publishing .........................................   0.74
    Building Materials ................................................   0.16
    Business & Public Service .........................................   0.37
    Chemicals .........................................................   0.61
    Construction ......................................................   0.38
    Data Processing ...................................................   0.05
    Electronics .......................................................   0.68
    Energy ............................................................   2.20
    Financial Services ................................................   1.37
    Food & House Products .............................................   1.04
    Forest Products ...................................................   0.34
    Health & Personal Care ............................................   1.84
    Housing/Paper .....................................................   0.17
    Industrial Components .............................................   0.10
    Insurance .........................................................   1.11
    Leisure & Tourism .................................................   0.29
    Machinery & Engineering ...........................................   0.19
    Metals-Non Ferrous ................................................   0.15
    Metals-Steel ......................................................   0.10%
    Multi-Industry ....................................................   0.28
    Real Estate .......................................................   0.24
    Retail/Apparel ....................................................   0.28
    Services/Miscellaneous ............................................   0.05
    Technology ........................................................   0.16
    Telecommunications ................................................   2.00
    Transportation ....................................................   0.53
    Utilities .........................................................   0.39
    Wholesale & International Trade ...................................   0.16
                                                                        ------
              Total International Equities ............................  20.17

EMERGING MARKETS
    EQUITY INVESTMENT COMPANIES .......................................   6.06
                                                                        ------
TOTAL EQUITIES ........................................................  68.55
                                                                        ------
U.S. BONDS
U.S. Corporate Bonds
    Construction ......................................................   0.10
    Consumer ..........................................................   0.06
    Energy ............................................................   0.33
    Financial .........................................................   0.73
    Publishing ........................................................   0.02
    Recreation ........................................................   0.02
    Retail/Apparel ....................................................   0.02
    Services/Miscellaneous ............................................   0.19
    Telecommunications ................................................   0.21
    Transportation ....................................................   0.07
    Utilities .........................................................   0.04
                                                                        ------
              Total U.S. Corporate Bonds ..............................   1.79

International Dollar Bonds
    Foreign Energy ....................................................   0.04
    Foreign Government ................................................   0.04
    Foreign Utilities .................................................   0.08
                                                                        ------
              Total International Dollar Bonds ........................   0.16

Asset-Backed ..........................................................   0.35
Corporate Mortgage-Backed Securites ...................................   1.74
U.S. Government Mortgage-Backed Securities ............................   2.45
U.S. Government Obligations ...........................................   4.52
                                                                        ------
              Total U.S. Bonds ........................................  11.01*

HIGH YIELD INVESTMENT COMPANIES .......................................   6.38

INTERNATIONAL BONDS
    Foreign Financial Bonds ...........................................   0.02
    Foreign Government Bonds ..........................................   5.05
    Foreign Telecommunications Bonds ..................................   0.01
                                                                        ------
              Total International Bonds ...............................   5.08

EMERGING MARKETS DEBT
    INVESTMENT COMPANIES ..............................................   3.73
              Total Bonds .............................................  26.20
                                                                        ------
SHORT-TERM INVESTMENTS ................................................   4.38*
                                                                        ------
              TOTAL INVESTMENTS .......................................  99.13
SECURITIES LENDING
CASH COLLATERAL RECEIVED ..............................................  15.38
LIABILITIES, LESS CASH AND
    OTHER ASSETS ...................................................... (14.51)
                                                                        ------
NET ASSETS ............................................................ 100.00%
                                                                        ======

--------------------------------------------------------------------------------
* THE FUND HELD A SHORT POSITION IN STOCK INDEX FUTURES WHICH REDUCED THE U.S. EQUITY EXPOSURE FROM 42.32% TO 34.45%. THE FUND ALSO HELD A LONG POSITION IN U.S.TREASURY FUTURES WHICH INCREASED THE U.S. BOND EXPOSURE FROM 11.01% TO 21.26%. THESE ADJUSTMENTS RESULTED IN A NET DECREASE TO THE FUND'S EXPOSURE TO SHORT-TERM INVESTMENTS FROM 4.38% TO 2.00%.

--------------------------------------------------------------------------------

BRINSON GLOBAL SECURITIES FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              SHARES           VALUE
                                                             -------      --------------
EQUITIES -- 68.55%
U.S. EQUITIES -- 42.32%
Abbott Laboratories, Inc. .................................   91,500        $  5,101,125
Advanced Micro Devices, Inc. (b) ..........................  156,700           2,485,262
Allergan, Inc. (c) ........................................   67,400           5,058,370
American Home Products Corp. (c) ..........................   79,900           4,902,664
American International Group, Inc. ........................   51,618           4,098,469
American Standard Cos., Inc. (b) ..........................   46,300           3,159,049
Analog Devices, Inc. (b) (c) ..............................   31,900           1,416,041
Ascential Software Corp., (b) .............................    8,536              34,571
Baxter International, Inc. (c) ............................   93,300           5,003,679
Brinson U.S. Small Capitalization
   Equity Fund ............................................  650,277          16,233,507
Burlington Northern Santa Fe Corp. (c) ....................  215,400           6,145,362
Cephalon, Inc. (b) (c) ....................................   40,500           3,061,193
CIGNA Corp. ...............................................   29,900           2,770,235
Cisco Systems, Inc. (b) ...................................   77,000           1,394,470
Citigroup, Inc. ...........................................  128,422           6,482,743
CMS Energy Corp. ..........................................   86,300           2,073,789
CommScope, Inc. (b) .......................................   52,100           1,108,167
Compaq Computer Corp. .....................................  142,200           1,387,872
Computer Sciences Corp. (b) (c) ...........................   95,700           4,687,386
Compuware Corp. (b) .......................................  169,400           1,997,226
Consolidated Edison, Inc. .................................    5,900             238,124
Dow Chemical Co. ..........................................   67,700           2,286,906
Eastman Chemical Co. ......................................   27,100           1,057,442
Electronic Data Systems Corp. (c) .........................   27,500           1,885,125
Eli Lilly & Co. ...........................................   38,300           3,008,082
EMC Corp. (b) .............................................  138,600           1,862,784
Ensco International, Inc. .................................   78,300           1,945,755
Entergy Corp. .............................................   43,400           1,697,374
Exelon Corp. (c) ..........................................   57,700           2,762,676
Exxon Mobil Corp. .........................................  105,400           4,142,220
Federated Department Stores, Inc. (b) .....................   33,500           1,370,150
FedEx Corp. (b) (c) .......................................   15,400             798,952
First Data Corp. ..........................................   48,270           3,786,781
FirstEnergy Corp. .........................................  100,403           3,512,097
FleetBoston Financial Corp. (c) ...........................   84,764           3,093,886
Freddie Mac ...............................................   76,600           5,009,640
GreenPoint Financial Corp. ................................  110,100           3,936,075
Household International, Inc. .............................   63,100           3,656,014
Illinois Tool Works, Inc. .................................   69,800           4,726,856
IMC Global, Inc. ..........................................  113,600           1,476,800
Ingersoll-Rand Co., (b) ...................................   27,400           1,145,594
Johnson & Johnson (c) .....................................  109,644           6,479,960
Johnson Controls, Inc. ....................................   19,400           1,566,550
JP Morgan Chase & Co. .....................................   77,500           2,817,125
Kimberly-Clark Corp. ......................................   20,300           1,213,940
KPMG Consulting, Inc. (b) .................................   44,900             743,993
Kroger Co. (b) (c) ........................................  194,000           4,048,780
Lear Corp. (b) (c) ........................................   58,700           2,238,818
Lincoln National Corp. ....................................   23,400           1,136,538
Lyondell Chemical Co. .....................................   71,600           1,026,028
Martin Marietta Materials, Inc. ...........................   47,563           2,216,436
Masco Corp. ...............................................  192,100           4,706,450
McGraw-Hill Cos., Inc. ....................................   24,900           1,518,402
Mead Corp. ................................................   54,000           1,668,060
Micron Technology, Inc. (b) ...............................   34,400           1,066,400
Microsoft Corp. (b) .......................................   78,400           5,194,000

                                                              SHARES           VALUE
                                                             -------      --------------
Morgan Stanley Dean Witter & Co. ..........................   43,400        $  2,427,796
Motorola, Inc. (c) ........................................  107,116           1,608,882
Newell Rubbermaid, Inc. (c) ...............................  108,300           2,985,831
Nextel Communications, Inc. (b) (c) .......................  295,300           3,236,488
Omnicom Group (c) .........................................   42,800           3,824,180
Pentair, Inc. .............................................   56,600           2,066,466
PNC Financial Services Corp. ..............................   43,400           2,439,080
Praxair, Inc. (c) .........................................   38,000           2,099,500
Progress Energy, Inc. .....................................   34,400           1,549,032
RadioShack Corp. ..........................................   49,400           1,486,940
Royal Caribbean Cruises Ltd. (c) ..........................  110,900           1,796,580
Sanmina Corp. (b) .........................................   32,504             646,830
Sapient Corp. (b) (c) .....................................   99,100             765,052
Sara Lee Corp. (c) ........................................  189,240           4,206,805
SBC Communications, Inc. ..................................   88,000           3,446,960
SICOR, Inc. (b) (c) .......................................  125,300           1,964,704
Target Corp. ..............................................   39,400           1,617,370
U.S. Bancorp (c) ..........................................  112,500           2,354,625
United Health Group, Inc. .................................   54,100           3,828,657
United Technologies Corp. .................................   52,400           3,386,612
Viacom, Inc. (b) (c) ......................................   69,600           3,072,840
Viad Corp. ................................................   56,200           1,330,816
W.W. Grainger, Inc. .......................................   65,100           3,124,800
Wells Fargo & Co. .........................................  137,000           5,952,650
XL Capital Ltd. ...........................................   16,300           1,489,168
York International Corp. ..................................   27,700           1,056,201
                                                                            ------------
Total U.S. Equities                                                          233,406,858
                                                                            ------------
INTERNATIONAL EQUITIES -- 20.17%
AUSTRALIA -- 0.66%
Lion Nathan Ltd. ..........................................  225,080             530,810
Mayne Nickless Ltd. .......................................   72,100             253,927
National Australia Bank Ltd., Preferred ...................   15,400             460,460
News Corp., Ltd., Preferred (c) ...........................   59,774             399,307
QBE Insurance Group Ltd. (c) ..............................  108,086             424,928
Rio Tinto Ltd. ............................................   16,509             314,426
Westpac Banking Corp., Ltd. ...............................  156,446           1,261,732
                                                                            ------------
                                                                               3,645,590
                                                                            ------------
BELGIUM -- 0.23%
Electrabel S.A. ...........................................    1,990             414,624
Fortis B ..................................................   33,349             865,579
                                                                            ------------
                                                                               1,280,203
                                                                            ------------
CANADA -- 0.51%
Alcan Aluminum Ltd. .......................................   14,330             513,036
BCE, Inc. .................................................   33,500             755,707
Nortel Networks Corp. .....................................   60,200             448,775
NOVA Chemicals Corp. ......................................   18,300             352,519
Royal Bank of Canada ......................................   23,100             750,030
                                                                            ------------
                                                                               2,820,067
                                                                            ------------
DENMARK -- 0.26%
Danske Bank A/S ...........................................   31,500             505,485
Novo Nordisk A/S ..........................................   21,875             894,605
                                                                            ------------
                                                                               1,400,090
                                                                            ------------

--------------------------------------------------------------------------------
6

BRINSON GLOBAL SECURITIES FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              SHARES           VALUE
                                                             -------        -----------
FINLAND -- 0.78%
Nokia Oyj .................................................   75,260        $  1,940,654
Stora Enso Oyj ............................................   56,700             725,985
UPM-Kymmene Oyj ...........................................   34,130           1,132,004
Vakuntusyhtio Sampo Leonia Oyj,
   Class A (c) ............................................   61,220             479,691
                                                                            ------------
                                                                               4,278,334
                                                                            ------------
FRANCE -- 2.26%
Air Liquide ...............................................    5,661             793,384
Aventis S.A., Class A (c) .................................   29,693           2,108,483
Axa .......................................................   39,484             825,125
Banque Nationale de Paris .................................   12,236           1,094,942
Cap Gemini SA .............................................    3,520             254,184
Compagnie de Saint Gobain .................................    5,902             890,747
France Telecom S.A. (c) ...................................    9,670             386,597
Groupe Danone (c) .........................................   10,670           1,301,579
Societe Generale ..........................................   18,704           1,046,707
Suez Lyonnaise des Eaux S.A ...............................    9,770             295,773
Total Fina S.A., Class B ..................................   21,772           3,109,482
Unibail S.A. ..............................................    6,870             348,978
                                                                            ------------
                                                                              12,455,981
                                                                            ------------
GERMANY -- 0.70%
Allianz AG ................................................    3,860             912,509
Bayer AG ..................................................   32,130           1,021,326
Continental AG ............................................    7,750             101,784
Deutsche Telekom AG .......................................   22,350             386,069
E.on AG ...................................................    9,880             513,754
Muenchener Rueckver AG ....................................    3,369             914,776
                                                                            ------------
                                                                               3,850,218
                                                                            ------------
HONG KONG -- 0.23%
Esprit Holdings Ltd. ......................................  242,000             273,099
Hong Kong Electric Holdings ...............................  141,500             526,231
Sun Hung Kai Properties Ltd. ..............................   58,000             468,588
                                                                            ------------
                                                                               1,267,918
                                                                            ------------
IRELAND -- 0.25%
Bank of Ireland ...........................................   44,400             420,244
CRH PLC ...................................................   52,909             930,427
                                                                            ------------
                                                                               1,350,671
                                                                            ------------
ITALY -- 0.59%
Assicurazioni Generali Spa ................................   36,826           1,023,044
ENI Spa ...................................................  111,500           1,397,858
San Paolo-imi Spa .........................................   79,000             847,617
                                                                            ------------
                                                                               3,268,519
                                                                            ------------
JAPAN -- 3.91%
AIFUL Corp. ...............................................    7,600             491,744
Benesse Corp. .............................................   27,500             713,414
Canon, Inc. ...............................................   26,000             894,705
Dai Nippon Printing Co., Ltd. .............................   37,000             369,831
Daikin Industries Ltd. ....................................   26,000             407,676
East Japan Railway Co. ....................................      116             560,263
Fast Retailing Co., Ltd. ..................................    2,900             258,004
Fuji Photo Film Co., Ltd. .................................   22,000             785,594
Hirose Electric Co., Ltd. .................................    3,000             204,410
Honda Motor Co. ...........................................    6,900             275,347

                                                              SHARES           VALUE
                                                             -------      --------------
Hoya Corp. ................................................    5,900        $    352,487
Kamigumi Co., Ltd. ........................................   57,000             233,984
Kao Corp. .................................................   24,000             499,008
Matsushita Electric Industrial Co. ........................   17,000             218,305
Minebea Co., Ltd. .........................................  110,000             592,553
Mitsubishi Corp. ..........................................  140,000             909,049
Mitsubishi Estate Co., Ltd. ...............................   69,000             504,891
Mitsui Mining & Smelting Co., Ltd. ........................  122,000             400,275
Mizuho Holdings, Inc. (c) .................................      272             554,128
Murata Manufacturing Co., Inc. ............................   13,700             821,624
Nintendo Corp., Ltd. ......................................    2,200             385,243
Nippon Telegraph & Telephone Corp. ........................      287             935,060
Nomura Holdings, Inc. .....................................   40,000             512,742
Omron Corp. ...............................................    9,000             120,174
Ono Pharmaceutical Co., Ltd. ..............................   27,000             811,689
Orix Corp. (c) ............................................    7,200             644,957
Rohm Co. ..................................................    6,900             895,536
Sekisui House Ltd. ........................................   31,000             224,706
Sony Corp. (c) ............................................   30,100           1,375,698
Sumitomo Bakelite Co., Ltd. ...............................   32,000             195,575
Sumitomo Bank (c) .........................................   51,000             215,970
Sumitomo Chemical Co. .....................................  108,000             366,702
Takeda Chemical Industries Ltd. ...........................   28,000           1,266,901
Takefuji Corp. ............................................   10,500             759,499
Toyota Motor Corp. ........................................   68,100           1,725,103
West Japan Railway Co. ....................................       46             205,677
Yasuda Fire & Marine
   Insurance Co., Ltd. (c) ................................  151,000             864,108
                                                                            ------------
                                                                              21,552,632
                                                                            ------------
NETHERLANDS -- 1.54%
ABN AMRO Holdings NV ......................................   53,413             860,342
Aegon NV ..................................................   24,002             649,691
Akzo Nobel NV .............................................   18,700             835,022
Elsevier NV ...............................................  156,455           1,850,005
ING Groep NV ..............................................   17,900             456,469
Koninklijke Philips Electronics NV ........................   25,036             744,109
Royal Dutch Petroleum Co. .................................   11,800             597,833
TNT Post Group NV .........................................   53,678           1,161,417
VNU NV ....................................................    9,600             294,986
Wolters Kluwer NV .........................................   46,853           1,067,979
                                                                            ------------
                                                                               8,517,853
                                                                            ------------
NORWAY -- 0.07%
Telenor ASA ...............................................   88,000             378,714
                                                                            ------------
PORTUGAL -- 0.31%
Brisa-Auto Estradas de Portugal S.A. ......................  116,800             495,034
Electricidade de Portugal S.A. ............................  457,900             994,823
Portugal Telecom S.A. .....................................   28,787             224,279
                                                                            ------------
                                                                               1,714,136
                                                                            ------------

--------------------------------------------------------------------------------

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DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES             VALUE
                                                            --------        ------------
SINGAPORE -- 0.29%
DBS Group Holdings Ltd. ................................     142,000        $  1,061,251
Neptune Orient Lines (b) ...............................     476,000             250,051
Singapore Telecommunications, Ltd. .....................     321,920             306,840
                                                                            ------------
                                                                               1,618,142
                                                                            ------------
SPAIN -- 0.51%
Banco Popular Espanol S.A. .............................      14,270             468,598
Banco Santander Central Hispano S.A. ...................     181,438           1,520,209
Telefonica S.A. ........................................      62,685             838,896
                                                                            ------------
                                                                               2,827,703
                                                                            ------------
SWEDEN -- 0.62%
Sandvik AB .............................................      20,700             443,020
Svenska Cellulosa AB ...................................      34,440             942,284
Svenska Handelsbanken AB ...............................      62,190             913,016
Swedish Match AB .......................................     213,320           1,128,656
                                                                            ------------
                                                                               3,426,976
                                                                            ------------
SWITZERLAND -- 1.06%
Givaudan S.A. (Reg.) ...................................       1,973             601,300
Nestle S.A. (Reg.) .....................................       8,529           1,818,506
Novartis AG (Reg.) .....................................      24,886             899,332
Roche Holding AG (Gen.) ................................      25,566           1,824,713
Swiss Re (Reg.) ........................................       7,196             723,804
                                                                            ------------
                                                                               5,867,655
                                                                            ------------
UNITED KINGDOM -- 5.39%
Abbey National PLC .....................................      57,000             812,982
Allied Domecq PLC ......................................     131,371             778,647
BAA PLC ................................................      34,000             272,406
Barclays PLC ...........................................      35,000           1,158,856
BP PLC .................................................     295,654           2,297,762
BT Group PLC ...........................................     265,040             975,915
Carlton Communications PLC .............................      52,000             183,903
Charter PLC ............................................      78,261             140,098
Compass Group PLC ......................................      58,000             434,726
Dimension Data Holdings PLC ............................     122,959             148,531
Electrocomponents PLC ..................................      22,900             178,641
EMAP PLC ...............................................      24,000             254,985
Gallaher Group PLC .....................................     208,000           1,422,791
GlaxoSmithKline PLC ....................................     115,909           2,906,581
Hilton Group PLC .......................................     105,000             322,442
HSBC Holdings PLC ......................................     105,000           1,231,698
Invensys PLC ...........................................     290,000             503,311
Kingfisher PLC .........................................      86,000             501,907
Lloyds TSB Group PLC ...................................     114,310           1,241,090
mm02 ...................................................     265,040             333,663
National Grid Group PLC ................................     137,000             853,384
P&O Princess Cruises PLC ...............................      17,000              98,967
Prudential PLC .........................................      89,460           1,036,387
Reckitt Benckiser PLC ..................................      61,000             887,789
Rentokil Initial PLC ...................................     176,882             710,514
Rolls-Royce PLC ........................................     276,000             668,811
Royal Bank of Scotland Group PLC .......................      72,000           1,752,059
Safeway PLC ............................................     147,000             684,617
Scottish & Newcastle PLC ...............................       8,000              61,126
Scottish & Southern Energy PLC .........................      77,420             687,326
Scottish Power PLC .....................................     169,000             934,653

                                                              SHARES           VALUE
                                                             -------      --------------
Shell Transport & Trading PLC ..........................     349,000        $  2,397,439
Smurfit (Jefferson) Group PLC ..........................     209,700             450,164
Vodafone Group PLC .....................................     927,264           2,425,785
                                                                            ------------
                                                                              29,749,956
                                                                            ------------
Total International Equities ...........................                     111,271,358
                                                                            ------------
EMERGING MARKETS EQUITY INVESTMENT
   COMPANIES -- 6.06%
Brinson Emerging Markets Equity Fund ...................   4,040,583          33,393,402
                                                                            ------------
Total Equities (Cost $366,255,968) .....................                     378,071,618
                                                                            ------------

                                                             FACE
                                                            AMOUNT
                                                          ----------
BONDS -- 26.20%
U.S BONDS -- 11.01%
U.S. CORPORATE BONDS -- 1.79%
Abitibi Consolidated Finance LP
   7.875%, due  08/01/09 ...............................  $  115,000             114,347
Alcoa, Inc.
   6.000%, due  01/15/12 ...............................      55,000              54,601
Amerada Hess Corp.
   6.650%, due  08/15/11 ...............................      45,000              44,809
Anadarko Finance Co.
   7.500%, due  05/01/31 ...............................      45,000              46,897
AOL Time Warner, Inc. (c)
   6.750%, due  04/15/11 ...............................      70,000              71,732
AT&T Wireless Services, Inc.
   7.875%, due  03/01/11 ...............................     125,000             133,626
Avon Products, Inc.
   7.150%, due  11/15/09 ...............................      95,000             101,022
Bank of America Corp. (c)
   7.400%, due  01/15/11 ...............................     280,000             300,221
Bank One Corp.
   7.875%, due  08/01/10 ...............................      75,000              82,583
Bombardier Capital, Inc., 144A
   6.125%, due  06/29/06 ...............................      70,000              68,175
Burlington Northern Santa Fe Corp.
   6.875%, due  12/01/27 ...............................      25,000              24,572
   7.082%, due  05/13/29 ...............................      55,000              55,427
Caterpillar, Inc.
   6.550%, due  05/01/11 ...............................      35,000              36,321
Cendant Corp., 144A
   6.875%, due  08/15/06 ...............................     315,000             304,270
Centex Corp.
   9.750%, due  06/15/05 ...............................     265,000             293,164
Citigroup, Inc.
   7.250%, due  10/01/10 ...............................     355,000             380,447
Citizens Communications Co.
   9.250%, due  05/15/11 ...............................     225,000             250,393
Comcast Cable Communications, Inc.
   6.750%, due  01/30/11 ...............................      80,000              80,348
Consolidated Edison, Inc.
   7.500%, due  09/01/10 ...............................     155,000             165,027
Delhaize America, Inc.
   8.125%, due  04/15/11 ...............................     155,000             170,128
Delta Airlines, Inc. 00-1, E.E.T.C.
   7.570%, due  11/18/10 ...............................     175,000             173,136

--------------------------------------------------------------------------------
8

BRINSON GLOBAL SECURITIES FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
Dominion Resources, Inc., Class B
   7.625%, due  07/15/05 ...............................  $  210,000        $    223,895
Duke Energy Field Services LLC
   6.875%, due  02/01/11 ...............................      35,000              34,788
   7.875%, due  08/16/10 ...............................     155,000             163,729
El Paso Energy Corp.
   7.800%, due  08/01/31 ...............................     100,000             100,916
EOP Operating Ltd.
   7.875%, due  07/15/31 ...............................      45,000              44,859
Equistar Chemicals LP
   8.750%, due  02/15/09 ...............................      90,000              86,804
   10.125%, due  09/01/08 ..............................      45,000              45,225
Erac U.S.A. Finance Co., 144A
   8.000%, due  01/15/11 ...............................     320,000             321,963
First Data Corp.
   5.625%, due  11/01/11 ...............................     115,000             109,910
First Energy Corp.
   6.450%, due  11/15/11 ...............................     125,000             121,958
First Union National Bank
   7.800%, due  08/18/10 ...............................     160,000             175,663
Fleet Boston Financial Holdings, Inc.
   7.375%, due  12/01/09 ...............................      70,000              74,642
Ford Motor Credit Co.
   6.875%, due  02/01/06 ...............................     330,000             330,476
   7.375%, due  02/01/11 ...............................     190,000             186,742
General Motors Acceptance Corp. (c)
   6.125%, due  09/15/06 ...............................     240,000             237,540
   6.875%, due  09/15/11 ...............................     210,000             205,707
Goldman Sachs Group, Inc.
   6.875%, due  01/15/11 ...............................      60,000              61,451
Harrah's Operating Co., Inc.
   7.125%, due  06/01/07 ...............................     115,000             116,371
Household Finance Corp. (c)
   6.750%, due  05/15/11 ...............................     315,000             313,221
International Paper Co.
   6.750%, due  09/01/11 ...............................      80,000              80,895
Keycorp Capital II
   6.875%, due  03/17/29 ...............................      25,000              22,217
Kraft Foods, Inc.
   4.625%, due  11/01/06 ...............................      30,000              29,350
   6.500%, due  11/01/31 ...............................      60,000              58,728
Kroger Co.
   6.800%, due  04/01/11 ...............................      60,000              61,540
   7.500%, due  04/01/31 ...............................      45,000              47,235
MBNA Capital B, FRN
   3.030%, due  02/01/27 ...............................     290,000             208,169
Mirant Americas Generation Inc.
   7.625%, due  05/01/06 (c) ...........................     165,000             150,435
   9.125%, due  05/01/31 ...............................      30,000              25,829
Morgan Stanley Dean Witter & Co.
   6.750%, due  04/15/11 ...............................     110,000             112,538
News America Holdings, Inc.
   7.125%, due  04/08/28 ...............................     145,000             132,269
Nisource Finance Corp.
   7.875%, due  11/15/10 ...............................     120,000             124,191
Occidental Petroleum Corp.
   8.450%, due  02/15/29 ...............................      75,000              84,927
PDVSA Finance Ltd.
   8.500%, due  11/16/12 ...............................      35,000              31,850

                                                             FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
Progress Energy Inc.
   7.000%, due  10/30/31 ...............................  $   55,000        $     54,200
Pure Resources Inc.
   7.125%, due  06/15/11 ...............................      60,000              57,580
Qwest Capital Funding, Inc.
   7.900%, due  08/15/10 ...............................     355,000             361,155
Rohm & Haas Co.
   7.850%, due  07/15/29 ...............................      45,000              50,118
Sempra Energy
   7.950%, due  03/01/10 ...............................     190,000             196,350
Sonat, Inc.
   7.625%, due  07/15/11 ...............................      50,000              50,751
Sprint Capital Corp.
   7.625%, due  01/30/11 ...............................     230,000             241,580
Target Corp. (c)
   7.000%, due  07/15/31 ...............................     110,000             115,631
Telus Corp.
   8.000%, due  06/01/11 ...............................     220,000             233,458
Transocean Sedco Forex, Inc.
   6.625%, due  04/15/11 ...............................     175,000             171,709
United Airlines, Inc., 00-2, E.E.T.C.
   7.811%, due  10/01/09 ...............................     105,000              87,625
Valero Energy Corp.
   8.750%, due  06/15/30 ...............................      45,000              51,194
Verizon Global Funding Corp.
   7.750%, due  12/01/30 ...............................     150,000             166,949
Viacom, Inc.
   8.625%, due  08/01/12 ...............................      95,000             109,829
Waste Management Inc.
   6.875%, due  05/15/09 ...............................      55,000              55,407
Wells Fargo Bank N.A.
   6.450%, due  02/01/11 ...............................     255,000             260,368
Williams Cos, Inc.
   7.125%, due  09/01/11 ...............................     255,000             250,418
WorldCom, Inc.
   7.500%, due  05/15/11 ...............................     245,000             252,025
                                                                            ------------
                                                                               9,843,626
                                                                            ------------
INTERNATIONAL DOLLAR BONDS -- 0.16%
Petroleum Geo Services
   6.625%, due  03/30/08 ...............................      25,000              22,408
   7.500%, due  03/31/07 (c) ...........................     205,000             194,980
Tyco International Group S.A.
   6.750%, due  02/15/11 ...............................     260,000             261,045
   7.000%, due  06/15/28 ...............................      80,000              77,397
Vodafone Group PLC
   7.750%, due  02/15/10 ...............................     105,000             115,321
United Mexican States Global (c)
   8.375%, due  01/14/11 ...............................     220,000             228,250
                                                                            ------------
                                                                                 899,401
                                                                            ------------

--------------------------------------------------------------------------------

BRINSON GLOBAL SECURITIES FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT             VALUE
                                                          ----------        ------------
ASSET-BACKED SECURITIES -- 0.35%
DVI Receivables Corp., 00-2, Class A3
   6.808%, due  07/12/04 ...............................  $  170,000        $    174,871
Green Tree Financial Corp., 99-1, Class A5
   6.110%, due  09/01/23 ...............................   1,000,000             985,091
Peco Energy Transition Trust, 00-A, Class A3,
   Class A7, 7.625%, due  03/01/10 .....................     300,000             330,887
Vanderbilt Mortgage Finance, 00-B, Class IA3
   8.255%, due  05/07/17 ...............................     400,000             436,889
                                                                            ------------
                                                                               1,927,738
                                                                            ------------
CORPORATE MORTGAGE-BACKED
   SECURITIES -- 1.74%
Bank One Mortgage-Backed Pass
   Through, 00-2, Class 8A,
   6.852%, due  03/15/30 ...............................     689,939             700,445
Bear Stearns Commercial Mortgage
   Securities, 00-WF1, Class A2 7.80%,
   due 02/15/10 ........................................     695,000             763,273
Bear Stearns Commercial Mortgage
   Securities, 00-WF2, Class A2
   7.320%, due  10/15/32 ...............................   1,000,000           1,071,670
Cendant Mortgage Corp., 01-A1, Class 3A1
   6.750%, due  04/25/31 ...............................     244,451             246,477
CMC Securities Corp., IV, 97-NAM3,
   Class FXA5 7.250%, due  10/25/27 ....................     359,821             369,504
CS First Boston Mortgage Securities Corp.,
   01-CF2, Class A3 6.238%,
   due  02/15/34 .......................................      60,000              61,390
DLJ Commercial Mortgage Corp.,
   99-CG2, Class A1B 7.300%,
   due 06/10/09 ........................................     355,000             379,619
DLJ Commercial Mortgage Corp.,
   99-CG3, Class A1B 7.340%,
   due 09/10/09 ........................................     480,000             513,623
GE Capital Mortgage Services, Inc.,
   00-2, Class  A1 7.750%,
   due 02/25/30 ........................................     146,604             150,018
GS Mortgage Securities Corp., 01-2,
   Class A, 7.500%,
   due 06/19/32,144A ...................................     371,358             391,868
LB Commercial Conduit Mortgage Trust,
   99-C2, Class A2 7.325%,
   due 10/15/32 ........................................     150,000             160,850
Morgan Stanley Dean Witter Capital I,
   01-TOP1, Class A4 6.660%,
   due 02/15/33 ........................................     135,000             139,408
Morgan Stanley Dean Witter Capital I,
   00-LIF2, Class A1 6.960%,
   due 10/15/33 ........................................     511,322             539,784
Morgan Stanley Dean Witter Capital I,
   00-LIFE, Class A2 7.570%,
   due 12/15/09 ........................................     695,000             754,314
Norwest Asset Securities Corp.,
   96-2, Class A9 7.000%,
   due 09/25/11 ........................................      85,000              87,683
Norwest Asset Securities Corp., 99-3,
   Class A3 6.000%, due  01/25/29 ......................     446,970             448,213
PNC Mortgage Acceptance Corp., 99-CM1,
   Class A1B 7.330%, due  12/10/32 .....................     285,000             304,433

                                                             FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
Residential Asset Securitization Trust,
   98-A6, Class IA2 6.750%, due 07/25/28 ...............  $  150,000        $    153,248
Salomon Brothers Mortgage Securities VII,
   00-C1, Class A2 7.520%,
   due 12/18/09 ........................................   1,250,000           1,349,272
Salomon Brothers Mortgage Securities VII,
   00-C3, Class A2 6.592%, due 12/18/33 ................     185,000             189,936
Structured Asset Securities Corp., 98-ALS1,
   Class 1A 6.900%, due  01/25/29 ......................     806,801             825,640
                                                                            ------------
                                                                               9,600,668
                                                                            ------------
U.S. GOVERNMENT MORTGAGE-BACKED
   SECURITIES -- 2.45%
Fannie Mae Grantor Trust, 01-T10,
   Class A2 7.500%, due  06/19/41 ......................   1,202,290           1,265,603
Fannie Mae Whole Loan, 95-W3, Class A
   9.000%, due  04/25/25 ...............................     477,532             516,122
Federal Home Loan Mortgage Corp.
   7.000%, due  10/15/13 ...............................     409,292             431,192
Federal National Mortgage Association
   5.500%, due  01/01/09 ...............................   1,454,521           1,475,401
   6.000%, due  11/01/28 ...............................   1,296,935           1,269,473
   6.500%, due  12/25/23 ...............................     739,631             758,335
   6.500%, due  01/01/29 ...............................     440,495             441,135
   6.500%, due  04/01/29 ...............................     483,366             484,069
   6.500%, due  06/01/29 ...............................     825,055             826,255
   7.125%, due  01/15/30 ...............................     515,000             572,761
   7.500%, due  04/01/31 ...............................     310,415             320,406
Government National Mortgage Association
   6.000%, due  02/20/29 ...............................   1,430,544           1,396,604
   6.000%, due  08/20/29 ...............................     837,991             818,110
   6.500%, due  11/15/28 ...............................     988,945             993,458
   7.000%, due  03/15/26 ...............................     512,007             523,655
   7.500%, due  01/15/24 ...............................     421,856             440,760
   7.500%, due  07/15/25 ...............................     275,258             284,720
   8.000%, due  12/15/22 ...............................     183,808             195,476
   8.500%, due  12/15/17 ...............................     469,977             509,236
                                                                            ------------
Total U.S. Government Mortgage-Backed Securities                              13,522,771
                                                                            ------------
U.S. GOVERNMENT OBLIGATIONS -- 4.52%
U.S. Treasury Note
   3.625%, due  08/31/03 (c) ...........................   8,635,000           8,756,425
   6.500%, due  02/15/10 ...............................   1,890,000           2,076,343
   7.000%, due  07/15/06 ...............................   5,470,000           6,060,590
U.S. Treasury Bond
   6.250%, due  05/15/30 (c) ...........................   4,640,000           5,026,243
   8.000%, due  11/15/21 (c) ...........................   1,020,000           1,290,739
   8.750%, due  05/15/17 ...............................   1,305,000           1,714,189
                                                                            ------------
                                                                              24,924,529
                                                                            ------------
Total U.S. Bonds .......................................                      60,718,733
                                                                            ------------
                                                            SHARES
                                                          ----------
HIGH YIELD INVESTMENT
   COMPANIES -- 6.38%
Brinson High Yield Fund                                    2,568,720          35,181,963
                                                                            ------------

--------------------------------------------------------------------------------
10

BRINSON GLOBAL SECURITIES FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
INTERNATIONAL BONDS -- 5.08%
AUSTRIA -- 0.18%
Republic of Austria
   3.400%, due  10/20/04 (c) ....................EUR         525,000        $    458,042
   4.300%, due  07/15/03 (c) .......................         540,000             485,789
   5.500%, due  01/15/10 ...........................          40,000              36,540
                                                                            ------------
                                                                                 980,371
                                                                            ------------
CANADA -- 1.14%
Government of Canada, Real Return Bond
   4.250%, due  12/01/26,
   Inflation Indexed Note .......................CAD       1,910,000           1,437,256
   5.014%, due  12/01/21,
   Inflation Indexed Note ..........................         685,000             539,873
   5.750%, due  06/01/02 ...........................       1,110,000             705,976
   5.750%, due  06/01/29 ...........................         480,000             304,605
   6.000%, due  09/01/05 ...........................       2,080,000           1,379,969
   6.000%, due  06/01/08 ...........................         740,000             487,404
   6.000%, due  06/01/11 ...........................       1,125,000             737,878
   8.000%, due  06/01/23 ...........................         880,000             699,182
                                                                            ------------
                                                                               6,292,143
                                                                            ------------
FRANCE -- 0.81%
Government of France (BTAN) (c)
   3.500%, due  07/12/04 ........................EUR       1,150,000           1,016,501
   5.500%, due  04/25/07 ...........................       1,460,000           1,356,499
Government of France (OAT)
   4.000%, due  10/25/09 ...........................         650,000             544,036
   5.500%, due  04/25/10 ...........................         910,000             838,674
   5.500%, due  04/25/29 ...........................         300,000             267,296
   8.500%, due  10/25/19 ...........................         330,000             394,854
France Telecom S.A., 144A
   8.500%, due  03/01/31 ...........................          40,000              45,664
                                                                            ------------
                                                                               4,463,524
                                                                            ------------
GERMANY -- 0.92%
Bundesrepublik Deutschland
   4.500%, due  07/04/09 (c) .......................         675,000             584,361
   5.000%, due  07/04/11 (c) .......................       2,400,000           2,134,724
   6.000%, due  01/05/06 ...........................         540,000             509,007
   6.500%, due  07/04/27 (c) .......................         580,000             587,670
Treuhandanstalt
   6.250%, due  03/04/04 (c) .......................         300,000             280,763
   6.750%, due  05/13/04 ...........................       1,050,000             995,214
                                                                            ------------
                                                                               5,091,739
                                                                            ------------
ITALY -- 1.19%
Buoni Poliennali Del Tes
   3.000%, due  04/15/02 ...........................         890,000             792,355
   3.250%, due  04/15/04 ...........................       2,475,000           2,174,892
   4.250%, due  11/01/09 ...........................       1,430,000           1,207,980
   5.250%, due  11/01/29 ...........................       1,265,000           1,068,667
   8.750%, due  07/01/06 ...........................       1,270,000           1,316,931
                                                                            ------------
                                                                               6,560,825
                                                                            ------------

                                                             FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
SPAIN -- 0.48%
Government of Spain
   3.000%, due  01/31/03 (c) ....................EUR         150,000        $    133,242
   4.500%, due  07/30/04 (c) .......................         900,000             812,346
   4.750%, due  07/30/14 ...........................         400,000             335,214
   5.150%, due  07/30/09 ...........................         670,000             602,122
   5.250%, due  01/31/03 (c) .......................         550,000             499,862
   6.000%, due  01/31/29 ...........................         280,000             264,672
                                                                            ------------
                                                                               2,647,458
                                                                            ------------
SWEDEN -- 0.21%
Government of Sweden (c)
   5.000%, due  01/15/04 ........................SEK       6,060,000             583,627
   6.750%, due  05/05/14 ...........................         875,000              92,262
   8.000%, due  08/15/07 ...........................       4,600,000             501,501
                                                                            ------------
                                                                               1,177,390
                                                                            ------------
UNITED KINGDOM -- 0.15%
European Investment Bank
   5.500%, due  12/07/09 ........................GBP         100,000             145,226
U.K. Treasury
   6.000%, due  12/07/28 ...........................          78,000             133,412
   8.000%, due  12/07/15 ...........................         105,000             197,374
   8.500%, due  12/07/05 ...........................         205,000             334,226
                                                                            ------------
                                                                                 810,238
                                                                            ------------
Total International Bonds ..........................                          28,023,688
                                                                            ------------
                                                            SHARES
                                                          ----------
EMERGING MARKETS DEBT INVESTMENT
   COMPANIES -- 3.73%
Brinson Emerging Markets Debt Fund .................         686,191          20,545,725
                                                                            ------------
Total Bonds (Cost $135,765,205) ....................                         144,470,109
                                                                            ------------
SHORT-TERM INVESTMENTS -- 4.38%
OTHER -- 3.66%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund .................      20,185,157          20,185,157
                                                                            ------------
                                                             FACE
                                                            AMOUNT
                                                          ----------
U.S. GOVERNMENT OBLIGATIONS -- 0.72%
U.S. Treasury Bill, due 02/07/02 ...................      $4,000,000           3,993,302
                                                                            ------------
Total Short-Term Investments
   (Cost $24,171,672) ..............................                          24,178,459
                                                                            ------------
Total Investments
   (Cost $526,192,845) -- 99.13% (a) ................                        546,720,186
Total Cash Collateral Received for Securities
   Loaned (Cost $85,521,818) -- 15.38% (a) .........                          84,798,428
Liabilities, less cash
   and other assets -- (14.51%) ....................                         (79,986,306)
                                                                            ------------
Net Assets -- 100% .................................                        $551,532,308
                                                                            ============

--------------------------------------------------------------------------------

BRINSON GLOBAL SECURITIES FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                             FACE
                                                            AMOUNT              VALUE
                                                          ----------         -----------
CASH COLLATERAL RECEIVED FOR
SECURITIES LOANED -- 15.38%
COMMERCIAL PAPER -- 7.60%
Abbot Laboratories
   1.780%, due 01/11/02 ............................      $1,500,000         $ 1,499,325
Corning, Inc.
   3.000%, due 01/23/02 ............................       2,000,000           1,997,600
Cox Communications, Inc.
   2.600%, due 01/11/02 ............................       1,900,000           1,899,012
Walt Disney Co.
   2.606%, due 01/30/02 ............................       5,000,000           4,992,550
Eastman Kodak Co.
   3.250%, due 01/16/02 ............................       5,000,000           4,996,450
Ford Motor Credit Co.
   3.872%, due 02/28/02 ............................       6,000,000           6,035,310
Giro Funding U.S. Corp.
   1.740%, due 01/04/02 ............................         742,000             741,838
Giro Multi-Funding Corp.
   1.990%, due 01/22/02 ............................       1,800,000           1,798,164
Safeway, Inc.
   2.500%, due 01/15/02 ............................       2,107,000           2,105,420
Sprint Cap Corp.
   2.900%, due 01/15/02 ............................       2,050,000           2,048,462
Sunoco, Inc.
   2.900%, due 01/14/02 ............................       2,100,000           2,098,593
Time Warner Entertainment Co.
   2.211%, due 01/10/02 ............................       1,900,000           1,899,012
Tyco International Group S.A.
   2.201%, due 01/08/02 ............................       1,900,000           1,899,392
U.S.A. Education, Inc.
   1.800%, due 01/02/02 ............................       1,730,000           1,730,000
Ultramar Credit Corp.
   4.073%, due 07/01/02 ............................       6,000,000           6,168,132
                                                                             -----------
                                                                              41,909,260
                                                                             -----------

                                                             FACE
                                                            AMOUNT              VALUE
                                                          ----------         -----------
CORPORATE OBLIGATIONS -- 7.78%
BMW U.S. Capital Corp.
   1.750%, due 01/02/02 ............................      $1,730,000         $ 1,729,811
Cargill, Global Funding PLC
   1.730%, due 01/02/02 ............................       1,674,000           1,673,919
Coca-Cola Enterprises, Inc.
   1.850%, due 01/10/02 ............................         450,000             449,770
Columbia Gas System, Inc.
   4.407%, due 11/28/02 ............................       5,000,000           5,129,260
Delaware Funding Corp.
   1.790%, due 01/11/02 ............................       2,589,000           2,587,835
Goldman Sachs Group
   1.750%, due 01/02/02 ............................       1,730,000           1,730,000
National Rural Utilities Corp.
   1.900%, due 01/07/02 ............................         200,000             199,923
Pacific Gas & Electric, FRN (d)
   0.000%, due 12/01/02 ............................      10,700,000           9,897,500
Petroleum Geo Services, FRN
   2.646%, due 03/20/02 ............................       8,000,000           7,979,000
Philip Morris Cos.
   1.749%, due 02/01/02 ............................       2,800,000           2,795,772
Triple A One Plus Funding Corp.
   1.770%, due 01/02/02 ............................       1,730,000           1,730,000
Variable Funding Capital Corp.
   1.850%, due 01/10/02 ............................       2,000,000           1,998,978
Williams Holdings of Delaware, Inc.
   3.150%, due 02/15/02 ............................       5,000,000           4,987,400
                                                                             -----------
                                                                              42,889,168
                                                                             -----------
                                                                             $84,798,428
                                                                             ===========

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $611,714,663; and net unrealized appreciation consisted of:

         Gross unrealized appreciation ........................... $ 43,229,341
         Gross unrealized depreciation ...........................  (23,425,390)
                                                                   ------------
              Net unrealized appreciation ........................ $ 19,803,951
                                                                   ============

(b) Non-income producing security.
(c) Security, or portion thereof, was on loan at December 31, 2001.
(d) Security is in default.

% Represents a percentage of net assets.
FRN: Floating rate note-- The rate disclosed is that in effect at December 31, 2001.
MTN:  Medium Term Note.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2001, the value of these securities amounted to $1,131,939 or 0.20% of net assets.
E.E.T.C.:  Enhanced equipment trust certificate.


--------------------------------------------------------------------------------
12

BRINSON GLOBAL SECURITIES FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
Brinson Global Securities Fund had the following open forward foreign currency contracts as of December 31, 2001:

                                                                       SETTLEMENT       LOCAL        CURRENT     UNREALIZED
                                                                          DATE        CURRENCY        VALUE      GAIN/(LOSS)
                                                                       ----------   -------------  -----------   -----------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar (AUD) ..............................................   1/25/02       65,700,000  $33,579,739   $(161,554)
British Pound (GBP) ..................................................   1/25/02        4,700,000    6,830,943      28,271
Canadian Dollar (CAD) ................................................   1/25/02       30,500,000   19,103,525    (671,187)
Euro (EUR) ...........................................................   1/25/02       85,000,000   75,753,818     956,328
Swedish Krona (SEK) ..................................................   1/25/02       90,000,000    8,568,529      71,390
Swiss Franc (CHF) ....................................................   1/25/02        8,500,000    5,119,919      65,759

FORWARD FOREIGN CURRENCY SALE CONTRACTS
British Pound (GBP) ..................................................   1/25/02       23,700,000   34,445,395    (583,730)
Euro (EUR) ...........................................................   1/25/02        9,000,000    8,020,993     189,932
Japanese Yen (JPY) ...................................................   1/25/02    1,281,000,000    9,785,323     908,689
Swiss Franc (CHF) ....................................................   1/25/02        4,000,000    2,409,373      93,364
                                                                                                                 ---------
   Total net unrealized gain on Forward Foreign Currency Contracts ...                                           $ 897,262
                                                                                                                 =========

FUTURES CONTRACTS
Brinson Global Securities Fund had the following open futures contracts as of December 31, 2001:

                                                                       EXPIRATION       COST/        CURRENT     UNREALIZED
                                                                          DATE        PROCEEDS        VALUE      GAIN/(LOSS)
                                                                       ----------   -------------  -----------   -----------
U.S. INTEREST RATE FUTURES BUY CONTRACTS
5 Year U.S. Treasury Notes, 419 contracts ............................ March 2002     $44,583,878  $44,341,984   $(241,894)
10 Year U.S. Treasury Notes, 27 contracts ............................ March 2002       2,864,298    2,838,797     (25,501)
30 Year U.S. Treasury Bonds, 92 contracts ............................ March 2002       9,474,785    9,340,875    (133,910)

INDEX FUTURES SALE CONTRACTS
S&P 500 Index, 151 contracts ......................................... March 2002      42,898,043   43,382,300    (484,257)
                                                                                                                 ---------
   Total net unrealized loss on Futures Contracts ....................                                           $(885,562)
                                                                                                                 =========

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2001 was $3,993,302.


--------------------------------------------------------------------------------
           See accompanying notes to financial statements.                    13

BRINSON U.S. EQUITY FUND

--------------------------------------------------------------------------------

Brinson U.S. Equity Fund outperformed its benchmark during the fiscal year ended December 31, 2001, gaining 3.1% to the Wilshire 5000 Index's loss of 11.0%.

The investment environment continued to be challenging throughout the fiscal year. The September 11 attacks added momentum to the downward slide of the equity markets. The S&P 500 Index's decline during the period made 2001 the second of two straight years in which the index fell more than 10%. Other key market indices produced weak returns during the fiscal year ended December 31, 2001; the Nasdaq Composite Index fell 21.1% and the Russell 1000 Index fell 12.5%. These woes were coupled with rising unemployment, deteriorating corporate profits and shaky consumer confidence. Companies that had promised unsustainably high earnings growth were now taking write-offs that wiped out their earnings growth from the last few years.

The Fund followed up a very strong 2000 with another excellent year of relative return in 2001. The market shifted between growth and value throughout the year and the Fund was well positioned to take advantage of these shifts. A below-index beta during this period of market weakness and exposure to value measures contributed to the Fund's performance. Underweighting the largest stocks in the benchmark during the first part of the year helped as well. Overall performance was not greatly affected by industry weightings although our energy underweight and our overweight to health care and pharmaceuticals were the greatest industry contributors to performance. Energy prices declined substantially during the year while health care proved to be the safe haven for growth investors, as they fled technology for health care. Stock selection was the largest contributor to Fund performance.

At year-end, the Fund was cautiously positioned, with an underweight in the technology and consumer discretionary sectors. Our concern is that the market is anticipating a much stronger rebound in demand in these areas than is likely to happen. We are overweighted in health care, but are careful and selective within this area as well, focusing on companies with strong developmental pipelines.

The fourth quarter of 2001 brought encouraging investment results; the markets and consumer confidence demonstrated resilience and strength in the wake of a recession punctuated by war. Looking ahead, economic uncertainty compounded with a heightened sensitivity to the quality of earnings should bring an increased level of investor scrutiny going forward. Demand for transparency and quality earnings will benefit companies with robust fundamentals and investors whose basis for stock selection is grounded in strong fundamental analysis.

--------------------------------------------------------------------------------
14

BRINSON U.S. EQUITY FUND

--------------------------------------------------------------------------------

TOTAL RETURN

                                       6 MONTHS      1 YEAR       3 YEARS     ANNUALIZED
                                         ENDED        ENDED        ENDED       8/31/97*
                                       12/31/01     12/31/01     12/31/01     to 12/31/01
------------------------------------------------------------------------------------------
BRINSON U.S. EQUITY FUND                   -0.36%        3.10%       1.44%          5.95%
------------------------------------------------------------------------------------------
Wilshire 5000 Index                        -5.50       -10.97       -0.67           6.29
------------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF BRINSON U.S. EQUITY FUND
ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in Brinson U.S. Equity Fund and the Wilshire 5000 Index if you had invested $100,000 on August 31, 1997.

Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON U.S. EQUITY FUND VS. WILSHIRE 5000 INDEX+

                      BRINSON U.S.     WILSHIRE 5000
                      EQUITY FUND          INDEX
     8/31/1997         $100,000          $100,000
     9/30/1997         $104,257          $105,900
    10/31/1997          $98,531          $102,374
    11/30/1997         $100,718          $105,721
    12/31/1997         $103,067          $107,677
     1/31/1998         $103,809          $108,258
     2/28/1998         $112,855          $116,140
     3/31/1998         $119,441          $121,958
     4/30/1998         $118,337          $123,410
     5/31/1998         $116,730          $120,127
     6/30/1998         $117,597          $124,343
     7/31/1998         $114,727          $121,620
     8/31/1998          $98,428          $102,684
     9/30/1998         $105,613          $109,389
    10/31/1998         $113,721          $117,528
    11/30/1998         $118,588          $124,932
    12/31/1998         $123,079          $132,928
     1/31/1999         $122,444          $137,819
     2/28/1999         $118,063          $132,830
     3/31/1999         $121,869          $137,958
     4/30/1999         $132,496          $144,566
     5/31/1999         $130,852          $141,400
     6/30/1999         $135,899          $148,724
     7/31/1999         $130,382          $143,950
     8/31/1999         $126,096          $142,611
     9/30/1999         $117,234          $138,889
    10/31/1999         $117,455          $147,723
    11/30/1999         $118,317          $152,671
    12/31/1999         $119,159          $164,259
     1/31/2000         $111,309          $157,442
     2/29/2000         $102,307          $160,969
     3/31/2000         $112,474          $170,531
     4/30/2000         $117,113          $161,646
     5/31/2000         $118,466          $156,005
     6/30/2000         $114,720          $162,884
     7/31/2000         $115,209          $159,562
     8/31/2000         $122,647          $171,146
     9/30/2000         $118,537          $163,153
    10/31/2000         $122,800          $159,694
    11/30/2000         $119,934          $143,805
    12/31/2000         $124,623          $146,364
     1/31/2001         $130,513          $151,970
     2/28/2001         $126,234          $137,563
     3/31/2001         $120,931          $128,305
     4/30/2001         $127,265          $138,865
     5/31/2001         $130,925          $140,254
     6/30/2001         $128,943          $137,897
      7/1/2001         $128,147          $135,621
      8/1/2001         $123,672          $127,413
      9/1/2001         $113,197          $115,967
     10/1/2001         $115,579          $118,917
     11/1/2001         $125,370          $128,012
     12/1/2001         $128,479          $130,312

8/31/1997 = $100,000

DATA THROUGH 12/31/01


TOP TEN U.S. EQUITY HOLDINGS
AS OF DECEMBER 31, 2001

                                                      PERCENTAGE OF
                                                       NET ASSETS
-------------------------------------------------------------------
Johnson & Johnson                                            2.9%
Citigroup, Inc.                                              2.8
Burlington Northern Santa Fe Corp.                           2.7
Wells Fargo & Co.                                            2.6
Microsoft Corp.                                              2.2
Abbott Laboratories, Inc.                                    2.2
Allergan, Inc.                                               2.2%
Baxter International, Inc.                                   2.2
Freddie Mac                                                  2.2
American Home Products Corp.                                 2.1
-------------------------------------------------------------------
Total                                                       24.1%

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

--------------------------------------------------------------------------------

BRINSON U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES             VALUE
                                                           ---------         -----------
U.S. EQUITIES -- 94.80%
AUTOS/DURABLES -- 2.92%
Johnson Controls, Inc. ..................................      3,900         $   314,925
Lear Corp. (b) ..........................................     12,400             472,936
W.W. Grainger, Inc. .....................................     13,700             657,600
                                                                             -----------
                                                                               1,445,461
                                                                             -----------
BANKS -- 4.08%
FleetBoston Financial Corp. .............................     18,141             662,146
GreenPoint Financial Corp. ..............................     23,300             832,975
PNC Financial Services Group ............................      9,300             522,660
                                                                             -----------
                                                                               2,017,781
                                                                             -----------
BROADCASTING & PUBLISHING -- 1.33%
Viacom, Inc. (b) ........................................     14,900             657,835
                                                                             -----------
CAPITAL GOODS-- 3.86%
Illinois Tool Works, Inc. ...............................     15,000           1,015,800
Ingersoll-Rand Co.(b) ...................................      5,800             242,498
Pentair, Inc. ...........................................     12,100             441,771
York International Corp. ................................      5,500             209,715
                                                                             -----------
                                                                               1,909,784
                                                                             -----------
CHEMICALS -- 3.50%
Dow Chemical Co. ........................................     14,500             489,810
Eastman Chemical Co. ....................................      6,700             261,434
IMC Global, Inc. ........................................     24,400             317,200
Lyondell Chemical Co. ...................................     15,100             216,383
Praxair, Inc. ...........................................      8,100             447,525
                                                                             -----------
                                                                               1,732,352
                                                                             -----------
COMPUTER SOFTWARE -- 5.10%
Ascential Software Corp.(b) .............................        111                 450
Computer Sciences Corp. (b) .............................     20,500           1,004,090
EMC Corp. (b) ...........................................     31,000             416,640
Microsoft Corp. (b) .....................................     16,700           1,106,375
                                                                             -----------
                                                                               2,527,555
                                                                             -----------
COMPUTER SYSTEMS -- 1.53%
Cisco Systems, Inc. (b) .................................     16,500             298,815
Compaq Computer Corp. ...................................     30,300             295,728
Sapient Corp. (b) .......................................     21,200             163,664
                                                                             -----------
                                                                                 758,207
                                                                             -----------
ELECTRIC COMPONENTS -- 2.31%
Advanced Micro Devices, Inc. (b) ........................     33,900             537,654
Analog Devices, Inc. (b) ................................      7,300             324,047
Consolidated Edison, Inc. ...............................      1,400              56,504
Micron Technology, Inc. (b) .............................      7,300             226,300
                                                                             -----------
                                                                               1,144,505
                                                                             -----------
ELECTRONICS -- 0.34%
Sanmina Corp. (b) .......................................      8,432             167,797
                                                                             -----------
ENERGY -- 3.44%
Exxon Mobil Corp. .......................................     24,200             951,060
FirstEnergy Corp. .......................................     21,560             754,169
                                                                             -----------
                                                                               1,705,229
                                                                             -----------

                                                             SHARES             VALUE
                                                           ---------         -----------
FINANCIAL SERVICES -- 15.18%
American International Group, Inc. ......................     10,953         $   869,668
CIGNA Corp. .............................................      6,400             592,960
Citigroup, Inc. .........................................     27,760           1,401,325
Freddie Mac .............................................     16,400           1,072,560
JP Morgan Chase & Co. ...................................     16,500             599,775
KPMG Consulting, Inc.(b) ................................      8,900             147,473
Lincoln National Corp. ..................................      4,700             228,279
Morgan Stanley Dean Witter & Co. ........................      9,400             525,836
U.S. Bancorp ............................................     24,000             502,320
Wells Fargo & Co. .......................................     29,100           1,264,395
XL Capital Ltd. .........................................      3,400             310,624
                                                                             -----------
                                                                               7,515,215
                                                                             -----------
FOOD & HOUSE PRODUCTS -- 1.82%
Sara Lee Corp. ..........................................     40,627             903,138
                                                                             -----------
HEALTH: DRUGS-- 10.11%
Abbott Laboratories, Inc. ...............................     19,800           1,103,850
Allergan, Inc. ..........................................     14,600           1,095,730
American Home Products Corp. ............................     17,300           1,061,528
Cephalon, Inc. (b) ......................................      8,600             650,031
Eli Lilly & Co. .........................................      8,300             651,882
SICOR, Inc.(b) ..........................................     28,400             445,312
                                                                             -----------
                                                                               5,008,333
                                                                             -----------
HEALTH: NON-DRUGS -- 6.73%
Baxter International, Inc. ..............................     20,200           1,083,326
Johnson & Johnson .......................................     24,274           1,434,593
United Health Group, Inc. ...............................     11,500             813,855
                                                                             -----------
                                                                               3,331,774
                                                                             -----------
HOUSING/PAPER -- 2.59%
American Standard Companies,  Inc. (b) ..................      9,800             668,654
Kimberly-Clark Corp. ....................................      4,400             263,120
Mead Corp. ..............................................     11,400             352,146
                                                                             -----------
                                                                               1,283,920
                                                                             -----------
LEISURE & TOURISM -- 0.77%
Royal Caribbean Cruises Ltd. ............................     23,600             382,320
                                                                             -----------
METALS-NON-FERROUS -- 2.04%
Masco Corp. .............................................     41,200           1,009,400
                                                                             -----------
RETAIL/APPAREL-- 5.12%
Federated Department Stores, Inc. (b) ...................      7,100             290,390
Kroger Co. (b) ..........................................     43,600             909,932
Newell Rubbermaid, Inc. .................................     23,200             639,624
RadioShack Corp. ........................................     11,500             346,150
Target Corp. ............................................      8,500             348,925
                                                                             -----------
                                                                               2,535,021
                                                                             -----------
SERVICES/MISCELLANEOUS -- 8.96%
Electronic Data Systems Corp. ...........................      5,900             404,445
Ensco International, Inc. ...............................     17,200             427,420
First Data Corp. ........................................     10,824             849,143
Household International, Inc. ...........................     14,800             857,512
Martin Marietta Materials, Inc. .........................     10,063             468,936
McGraw-Hill Cos., Inc. ..................................      5,300             323,194
Omnicom Group ...........................................      9,200             822,020
Viad Corp. ..............................................     11,900             281,792
                                                                             -----------
                                                                               4,434,462
                                                                             -----------

--------------------------------------------------------------------------------
16

BRINSON U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES             VALUE
                                                           ---------         -----------

TECHNOLOGY -- 3.01%
Compuware Corp. (b) .....................................     36,300         $   427,977
Motorola, Inc. ..........................................     22,615             339,677
United Technologies Corp. ...............................     11,200             723,856
                                                                             -----------
                                                                               1,491,510
                                                                             -----------
TELECOMMUNICATIONS EQUIPMENT -- 0.45%
CommScope, Inc. (b) .....................................     10,400             221,208
                                                                             -----------
TELECOMMUNICATIONS- SERVICES -- 2.95%
Nextel Communications, Inc. (b) .........................     65,900             722,264
SBC Communications, Inc. ................................     18,900             740,313
                                                                             -----------
                                                                               1,462,577
                                                                             -----------
TRANSPORTATION -- 2.99%
Burlington Northern Santa Fe Corp. ......................     46,200           1,318,086
FedEx Corp. (b) .........................................      3,100             160,828
                                                                             -----------
                                                                               1,478,914
                                                                             -----------
UTILITIES -- 3.67%
CMS Energy Corp. ........................................     18,700             449,361
Entergy Corp. ...........................................      9,300             363,723
Exelon Corp. ............................................     13,400             641,592
Progress Energy, Inc. ...................................      8,000             360,241
                                                                             -----------
                                                                               1,814,917
                                                                             -----------
Total Equities (Cost $43,699,153) .......................                     46,939,215
                                                                             -----------

                                                             SHARES             VALUE
                                                           ---------         -----------
SHORT-TERM INVESTMENTS -- 4.45%
OTHER -- 4.32%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund ......................  2,139,219         $ 2,139,219
                                                                             -----------
                                                              FACE
                                                             AMOUNT
                                                            --------
U.S. GOVERNMENT OBLIGATIONS -- 0.13%
U.S. Treasury Bill, due 02/07/02                             $65,000              64,891
                                                                             -----------
Total Short-Term Investments
   (Cost $2,204,000)                                                           2,204,110
                                                                             -----------
Total Investments
   (Cost $45,903,153)-- 99.25% (a)                                            49,143,325
Cash and other assets,
   less liabilities-- 0.75%                                                      368,804
                                                                             -----------
Net Assets-- 100%                                                            $49,512,129
                                                                             ===========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $45,903,153; and net unrealized appreciation consisted of:

                Gross unrealized appreciation..............    $6,189,326
                Gross unrealized depreciation..............    (2,949,154)
                                                               ----------
                            Net unrealized appreciation....    $3,240,172
                                                               ==========

(b) Non-income producing security.
% Represents a percentage of net assets.


--------------------------------------------------------------------------------
                See accompanying notes to financial statements.               17

BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Brinson U.S. Large Capitalization Equity Fund significantly outperformed its benchmark, the S&P 500 Index; during the period the Fund declined 0.02% compared to the Index's 11.9% decline.

The investment environment continued to be challenging throughout the fiscal year. The September 11 attacks added momentum to the downward slide of the equity markets. The S&P 500 Index's decline during the period made 2001 the second of two straight years in which the Index fell more than 10%. Other key market indices produced weak returns during the fiscal year ended December 31, 2001; the Nasdaq Composite Index fell 21.1% and the Wilshire 5000 Index fell 11.0%. These woes were coupled with rising unemployment, deteriorating corporate profits and shaky consumer confidence. Companies that had promised unsustainably high earnings growth were now taking write-offs that wiped out their earnings growth from the last few years.

The Fund followed up a very strong 2000 with another excellent year of relative return in 2001. The market shifted between growth and value throughout the year and the Fund was well positioned to take advantage of these shifts. A below-index beta during this period of market weakness and exposure to value measures contributed to the Fund's performance. Underweighting the largest stocks in the benchmark during the first part of the year helped as well. Overall performance was not greatly affected by industry weightings although our energy underweight and our overweight to health care and pharmaceuticals were the greatest industry contributors to performance. Energy prices declined substantially during the year while health care proved to be the safe haven for growth investors, as they fled technology for health care. Stock selection was the largest contributor to portfolio performance.

At year-end, the portfolio is cautiously positioned, with an underweight toward the technology and consumer discretionary sectors. Our concern is that the market is anticipating a much stronger rebound in demand in these areas than is likely to happen. We are overweighted in health care, but are careful and selective within this area as well, focusing on companies with strong developmental pipelines.

The fourth quarter of 2001 brought encouraging investment results; the markets and consumer confidence demonstrated resilience and strength in the wake of a recession punctuated by war. Looking ahead, economic uncertainty compounded with a heightened sensitivity to the quality of earnings should bring an increased level of investor scrutiny going forward. Demand for transparency and quality earnings will benefit companies with robust fundamentals and investors whose basis for stock selection is grounded in strong fundamental analysis.

--------------------------------------------------------------------------------
18

BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND

--------------------------------------------------------------------------------

TOTAL RETURN

                                                           6 MONTHS         1 YEAR        ANNUALIZED
                                                            ENDED           ENDED        4/30/99* TO
                                                           12/31/01        12/31/01        12/31/01
----------------------------------------------------------------------------------------------------
BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND                -1.24%         -0.02%           -6.02%
----------------------------------------------------------------------------------------------------
S&P 500 Index                                                -5.56         -11.88            -4.31
----------------------------------------------------------------------------------------------------

*  INCEPTION DATE OF BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND

ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in Brinson U.S. Large Capitalization Equity Fund and the S&P 500 Index if you had invested $100,000 on April 30, 1999. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND VS. S&P 500 INDEX+

                                 BRINSON U.S. LARGE
                                   CAPITALIZATION     S&P 500
                                     EQUITY FUND       INDEX
        4/30/1999                     $100,000       $100,000
        5/31/1999                      $97,074        $97,640
        6/30/1999                      $99,706       $103,059
        7/31/1999                      $94,900        $99,844
        8/31/1999                      $92,286        $99,354
        9/30/1999                      $84,256        $96,632
       10/31/1999                      $83,956       $102,749
       11/30/1999                      $83,199       $104,855
       12/31/1999                      $81,963       $111,010
        1/31/2000                      $76,119       $105,437
        2/29/2000                      $69,070       $103,445
        3/31/2000                      $74,717       $113,562
        4/30/2000                      $77,521       $110,143
        5/31/2000                      $78,886       $107,885
        6/30/2000                      $76,345       $110,550
        7/31/2000                      $76,224       $108,826
        8/31/2000                      $81,803       $115,584
        9/30/2000                      $79,254       $109,481
       10/31/2000                      $83,325       $109,021
       11/30/2000                      $81,380       $100,430
       12/31/2000                      $84,772       $100,922
        1/31/2001                      $88,214       $104,505
        2/28/2001                      $85,304        $94,974
        3/31/2001                      $82,639        $88,953
        4/30/2001                      $85,196        $95,864
        5/31/2001                      $87,405        $96,507
        6/30/2001                      $85,814        $94,162
        7/31/2001                      $85,486        $93,235
        8/31/2001                      $82,269        $87,398
        9/30/2001                      $76,607        $80,340
       10/31/2001                      $77,184        $81,872
       11/30/2001                      $82,976        $88,153
       12/31/2001                      $84,750        $88,925

4/30/1999 = $100,000

DATA THROUGH 12/31/01

TOP TEN EQUITY HOLDINGS
AS OF DECEMBER 31, 2001

                                                      PERCENTAGE OF
                                                       NET ASSETS
--------------------------------------------------------------------
Citigroup, Inc.                                              3.6%
Freddie Mac                                                  3.5
Baxter International, Inc.                                   3.5
Exxon Mobil Corp.                                            3.4
Masco Corp.                                                  3.4
Illinois Tool Works, Inc.                                    3.4%
Computer Sciences Corp.                                      3.4
Wells Fargo & Co.                                            3.3
Abbott Laboratories, Inc.                                    3.2
American Home Products Corp.                                 3.0
--------------------------------------------------------------------
Total                                                       33.7%

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

--------------------------------------------------------------------------------

BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              SHARES             VALUE
                                                             -------         -----------
U.S. EQUITIES -- 97.05%
AEROSPACE & DEFENSE -- 2.45%
United Technologies Corp. ...............................      5,200         $   336,076
                                                                             -----------
BANKS -- 7.33%
FleetBoston Financial Corp. .............................      8,400             306,600
PNC Financial Services Group ............................      4,300             241,660
Wells Fargo & Co. .......................................     10,500             456,225
                                                                             -----------
                                                                               1,004,485
                                                                             -----------
CAPITAL GOODS -- 3.41%
Illinois Tool Works, Inc. ...............................      6,900             467,268
                                                                             -----------
COMPUTER SOFTWARE -- 7.51%
Computer Sciences Corp. (b) .............................      9,400             460,412
Compuware Corp. (b) .....................................     17,300             203,967
Microsoft Corp. (b) .....................................      5,500             364,375
                                                                             -----------
                                                                               1,028,754
                                                                             -----------
COMPUTER SYSTEMS -- 2.69%
Cisco Systems, Inc. (b) .................................      7,100             128,581
Compaq Computer Corp. ...................................     12,800             124,928
EMC Corp. (b) ...........................................      8,500             114,240
                                                                             -----------
                                                                                 367,749
                                                                             -----------
ELECTRIC COMPONENTS -- 2.84%
Advanced Micro Devices, Inc. (b) ........................      7,600             120,536
Analog Devices, Inc. (b) ................................      3,900             173,121
Micron Technology, Inc. (b) .............................      3,100              96,100
                                                                             -----------
                                                                                 389,757
                                                                             -----------
ENERGY -- 6.85%
American Electric Power Co., Inc. .......................      4,420             192,403
Exxon Mobil Corp. .......................................     12,000             471,600
Progress Energy, Inc. ...................................      6,100             274,683
                                                                             -----------
                                                                                 938,686
                                                                             -----------
FINANCIAL SERVICES -- 13.88%
American International Group, Inc. ......................      3,358             266,625
CIGNA Corp. .............................................      2,700             250,155
Citigroup, Inc. .........................................      9,700             489,656
Freddie Mac .............................................      7,400             483,960
Morgan Stanley Dean Witter & Co. ........................      3,900             218,166
U.S. Bancorp ............................................      9,200             192,556
                                                                             -----------
                                                                               1,901,118
                                                                             -----------
FOOD & HOUSE PRODUCTS -- 2.97%
Sara Lee Corp. ..........................................     18,293             406,653
                                                                             -----------
HEALTH: DRUGS-- 9.68%
Abbott Laboratories, Inc. ...............................      7,800             434,850
Allergan, Inc. ..........................................      4,000             300,200
American Home Products Corp. ............................      6,700             411,112
Eli Lilly & Co. .........................................      2,300             180,642
                                                                             -----------
                                                                               1,326,804
                                                                             -----------
HEALTH: NON-DRUGS -- 8.82%
Baxter International, Inc. ..............................      9,000             482,670
Johnson & Johnson .......................................      6,300             372,330
UnitedHealth Group, Inc. ................................      5,000             353,850
                                                                             -----------
                                                                               1,208,850
                                                                             -----------

                                                              SHARES             VALUE
                                                             -------         -----------
METALS-NON-FERROUS -- 3.42%
Masco Corp. .............................................     19,100         $   467,950
                                                                             -----------
NON-DURABLES -- 1.23%
Dow Chemical Co. ........................................      5,000             168,900
                                                                             -----------
RETAIL/APPAREL -- 5.93%
Kroger Co. (b) ..........................................     17,600             367,312
Newell Rubbermaid, Inc. .................................     10,800             297,756
Target Corp. ............................................      3,600             147,780
                                                                             -----------
                                                                                 812,848
                                                                             -----------
SERVICES/MISCELLANEOUS -- 7.21%
First Data Corp. ........................................      3,600             282,420
Household International, Inc. ...........................      4,200             243,348
McGraw-Hill Companies, Inc. .............................      2,300             140,254
Omnicom Group ...........................................      3,600             321,660
                                                                             -----------
                                                                                 987,682
                                                                             -----------
TELECOMMUNICATIONS-SERVICES -- 4.46%
Motorola, Inc. ..........................................      4,900              73,598
Nextel Communications, Inc. (b) .........................     20,800             227,968
SBC Communications, Inc. ................................      7,900             309,443
                                                                             -----------
                                                                                 611,009
                                                                             -----------
TRANSPORTATION -- 3.24%
Burlington Northern Santa Fe Corp. ......................     14,100             402,273
FedEx Corp. (b) .........................................        800              41,504
                                                                             -----------
                                                                                 443,777
                                                                             -----------
UTILITIES -- 3.13%
Entergy Corp. ...........................................      4,300             168,173
FPL Group Inc ...........................................      4,600             259,440
                                                                             -----------
                                                                                 427,613
                                                                             -----------
Total U.S. Equities (Cost $12,569,818) ..................                     13,295,979
                                                                             -----------
SHORT-TERM INVESTMENTS -- 3.25%
OTHER -- 2.78%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund ......................    380,745             380,745
                                                                             -----------
                                                             FACE
                                                            AMOUNT
                                                           ---------
U.S. GOVERNMENT OBLIGATIONS -- 0.47%
U.S. Treasury Bill, due 2/7/02 ..........................   $ 65,000              64,891
                                                                             -----------
Total Short Term Investments
   (Cost $445,526) ......................................                        445,636
                                                                             -----------
Total Investments
   (Cost $13,015,344) -- 100.30% (a) ....................                     13,741,615
Liabilities, less cash
   and other assets -- (0.30%) ..........................                        (40,604)
                                                                             -----------
Net Assets -- 100% ......................................                    $13,701,011
                                                                             ===========

--------------------------------------------------------------------------------
20

BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $13,015,344; and net unrealized appreciation consisted of:

         Gross unrealized appreciation ..........................  $ 1,439,439
         Gross unrealized depreciation. .........................     (713,168)
                                                                   -----------
              Net unrealized appreciation .......................  $   726,271
                                                                   ===========

(b) Non-income producing security.
% Represents a percentage of net assets.

FUTURES CONTRACTS
Brinson U.S. Large Capitalization Equity Fund had the following open futures contract as of December 31, 2001:

                                                   EXPIRATION                   CURRENT       UNREALIZED
                                                      DATE         COST          VALUE           GAIN
                                                   ----------     --------      --------      ----------
INDEX FUTURES BUY CONTRACT
S&P 500 Index, 1 contract .....................    March 2002     $284,107      $287,300        $3,193
                                                                                                ======

The aggregated market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2001 was $64,891.



--------------------------------------------------------------------------------
                See accompanying notes to financial statements.               21

BRINSON U.S. VALUE EQUITY FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Brinson U.S. Value Equity Fund outperfomed its benchmark, the Russell 1000 Value Index. During the period, the Fund advanced 3.5%, compared to the benchmark's 5.6% decline.

The Fund's relatively robust performance occurred against the backdrop of loss and volatility for U.S. equities as a group. The recession that ended the longest economic expansion in U.S. history was punctuated by the events of September 11, and the markets dropped precipitously. Despite a fourth quarter rally, the market's major indices ended the year with losses. The S&P 500 Index, a broad indicator of U.S. equity market health, ended the fiscal year down 11.9%. It was the second of two straight years in which the Index fell more than 10%. The Nasdaq Composite Index, which includes mostly technology and biotechnology stocks, also fared poorly, losing 21.1% for the fiscal year.

Consumer confidence was shaky throughout the fiscal year, and reached a valley in September and October. However, December's rally brought an upturn in consumer confidence and a drop in unemployment. The Federal Reserve's (the "Fed") aggressive interest-rate trimming policy brought the fed funds rate to a historical low which helped buoy consumer spending on housing and sales incentive supported auto sales.

In this environment, value equities performed relatively well. As measured by the Russell 1000 Growth and Value Indexes, in fact, value stocks substantially outperformed growth for the second consecutive year. A below-index beta also contributed slightly to Fund performance. A more substantial contribution was made by our strategy of underweighting the largest stocks in the benchmark during the first part of the year. From an industry perspective, our overall performance was not greatly affected by industry weightings, though health care and pharmaceuticals were the greatest contributors to our performance. Health care was a safe haven, as many growth investors fled there from the technology sector.

Stock selection was the greatest contributor to performance, with holdings in financials and in the health care and drug sectors. Financials have grown faster than the U.S. gross domestic product (GDP), and we believe they will continue to do so, driven by the globalization of the world economy and the wealth transfers taking place as a result of it. We think that this sector will benefit from the trend toward consolidation in the industry, a trend that will build up pricing power and market share. Key holdings include Citigroup, Morgan Stanley, JP Morgan Chase and Wells Fargo.

The health care and drug sector is supported by an aging population, as well as by increased research and development spending. We have targeted companies with strong developmental pipelines, including Johnson & Johnson, Cephalon, Abbot Laboratories and Baxter International.

As we enter 2002, the Fund is cautiously positioned, with continued underweight toward the computer hardware and consumer discretionary sectors. We are concerned that the market anticipates a stronger rebound in demand in these areas than is likely to occur.

In the wake of the Enron scandal, we expect that the market will reward companies with tangible earnings and robust fundamentals. Economic uncertainty compounded with a heightened sensitivity to the quality of earnings should bring an increased level of investor scrutiny going forward.

--------------------------------------------------------------------------------
22

BRINSON U.S. VALUE EQUITY FUND

--------------------------------------------------------------------------------

TOTAL RETURN

                                                     6 MONTHS          1 YEAR          3 YEARS         ANNUALIZED
                                                       ENDED            ENDED           ENDED         6/30/98* TO
                                                     12/31/01         12/31/01        12/31/01          12/31/01
-----------------------------------------------------------------------------------------------------------------
BRINSON U.S. VALUE EQUITY FUND                         0.25%            3.51%           6.57%              6.70%
-----------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index                              -4.39            -5.59            2.74               3.24
-----------------------------------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF BRINSON U.S. VALUE EQUITY FUND.

ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in Brinson U.S. Value Equity Fund and the Russell 1000 Value Index if you had invested $100,000 on June 30, 1998. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON U.S. VALUE EQUITY FUND VS. RUSSELL 1000 VALUE INDEX+

                          BRINSON U.S. VALUE  RUSSELL 1000
                              EQUITY FUND     VALUE INDEX
        6/30/1998              $101,085        $100,000
        7/31/1998               $99,349         $98,235
        8/31/1998               $86,495         $83,616
        9/30/1998               $93,847         $88,415
       10/31/1998               $98,600         $95,264
       11/30/1998              $103,239         $99,702
       12/31/1998              $104,832        $103,096
        1/31/1999              $102,318        $103,901
        2/28/1999              $100,242        $102,434
        3/31/1999              $104,550        $104,554
        4/30/1999              $116,631        $114,319
        5/31/1999              $116,502        $113,063
        6/30/1999              $119,141        $116,345
        7/31/1999              $114,749        $112,939
        8/31/1999              $110,949        $108,747
        9/30/1999              $104,435        $104,947
       10/31/1999              $107,643        $110,988
       11/30/1999              $105,599        $110,120
       12/31/1999              $104,550        $110,651
        1/31/2000              $100,563        $107,041
        2/29/2000               $89,899         $99,089
        3/31/2000              $102,159        $111,179
        4/30/2000              $106,496        $109,885
        5/31/2000              $109,076        $111,043
        6/30/2000              $103,277        $105,968
        7/31/2000              $107,176        $107,294
        8/31/2000              $111,977        $113,265
        9/30/2000              $113,688        $114,301
       10/31/2000              $117,880        $117,111
       11/30/2000              $116,449        $112,763
       12/31/2000              $122,579        $118,413
        1/31/2001              $126,287        $118,867
        2/28/2001              $123,218        $115,562
        3/31/2001              $119,187        $111,477
        4/30/2001              $124,909        $116,946
        5/31/2001              $128,826        $119,573
        6/30/2001              $126,570        $116,922
        7/31/2001              $128,058        $116,673
        8/31/2001              $123,199        $111,999
        9/30/2001              $116,207        $104,116
       10/31/2001              $116,188        $103,221
       11/30/2001              $124,509        $109,221
       12/31/2001              $126,885        $111,793

6/30/98 = $100,000

DATA THROUGH 12/31/01

TOP TEN U.S. EQUITY HOLDINGS
AS OF DECEMBER 31, 2001

                                                       PERCENTAGE OF
                                                        NET ASSETS
--------------------------------------------------------------------
Citigroup, Inc.                                              5.3%
Exxon Mobil Corp.                                            4.6
American International Group, Inc.                           3.8
Wells Fargo & Co.                                            3.5
Abbott Laboratories, Inc.                                    2.8
American Home Products Corp.                                 2.7%
Progress Energy, Inc.                                        2.7
JP Morgan Chase & Co.                                        2.7
Freddie Mac                                                  2.6
Household International, Inc.                                2.6
--------------------------------------------------------------------
Total                                                       33.3%

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

--------------------------------------------------------------------------------

BRINSON U.S. VALUE EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                              SHARES               VALUE
                                                            --------        ------------
U.S. EQUITIES -- 99.71%
AUTOS/DURABLES -- 4.40%
Johnson Controls, Inc. ..................................     19,000        $  1,534,250
Lear Corp. (b) ..........................................     32,100           1,224,294
W.W. Grainger, Inc. .....................................     53,000           2,544,000
                                                                            ------------
                                                                               5,302,544
                                                                            ------------
BANKS -- 6.47%
FleetBoston Financial Corp. .............................     68,900           2,514,850
GreenPoint Financial Corp. ..............................     78,400           2,802,800
PNC Financial Services Group ............................     44,000           2,472,800
                                                                            ------------
                                                                               7,790,450
                                                                            ------------
BROADCASTING & PUBLISHING -- 1.54%
Viacom, Inc. (b) ........................................     41,900           1,849,885
                                                                            ------------
CAPITAL GOODS -- 3.66%
Illinois Tool Works, Inc. ...............................     44,400           3,006,768
Pentair, Inc. ...........................................     38,500           1,405,635
                                                                            ------------
                                                                               4,412,403
                                                                            ------------
CHEMICALS -- 2.37%
Dow Chemical Co. ........................................     84,500           2,854,410
                                                                            ------------
COMPUTER SOFTWARE -- 2.41%
Computer Sciences Corp. (b) .............................     59,200           2,899,616
                                                                            ------------
ENERGY-- 8.01%
Conoco, Inc. ............................................     68,600           1,941,380
DTE Energy Co. ..........................................     37,600           1,576,944
Exxon Mobil Corp. .......................................    139,900           5,498,070
FirstEnergy Corp. .......................................     18,151             634,922
                                                                            ------------
                                                                               9,651,316
                                                                            ------------
FINANCIAL SERVICES -- 22.34%
American International Group, Inc. ......................     57,084           4,532,470
CIGNA Corp. .............................................     16,400           1,519,460
Citigroup, Inc. .........................................    126,559           6,388,698
Freddie Mac .............................................     47,600           3,113,040
JP Morgan Chase & Co. ...................................     88,800           3,227,880
Morgan Stanley Dean Witter & Co. ........................     45,400           2,539,676
U.S. Bancorp ............................................     67,300           1,408,589
Wells Fargo & Co. .......................................     96,000           4,171,200
                                                                            ------------
                                                                              26,901,013
                                                                            ------------
FOOD & HOUSE PRODUCTS -- 2.41%
Sara Lee Corp. ..........................................    130,356           2,897,814
                                                                            ------------

HEALTH: DRUGS -- 6.88%
Abbott Laboratories, Inc. ...............................     59,500           3,317,125
American Home Products Corp. ............................     53,100           3,258,216
Cephalon, Inc. (b) ......................................     22,700           1,715,780
                                                                            ------------
                                                                               8,291,121
                                                                            ------------
HEALTH: NON-DRUGS -- 6.11%
Baxter International, Inc. ..............................     45,000           2,413,350
Johnson & Johnson .......................................     40,300           2,381,730
United Health Group, Inc. ...............................     36,200           2,561,874
                                                                            ------------
                                                                               7,356,954
                                                                            ------------
LEISURE & TOURISM -- 0.97%
Walt Disney Co. .........................................     56,200           1,164,464
                                                                            ------------
METALS-NON-FERROUS -- 1.92%
Masco Corp. .............................................     94,300           2,310,350
                                                                            ------------

                                                              SHARES               VALUE
                                                            --------        ------------
RETAIL/APPAREL -- 4.05%
Kroger Co. (b) ..........................................    130,400        $  2,721,448
Newell Rubbermaid, Inc. .................................     78,000           2,150,460
                                                                            ------------
                                                                               4,871,908
                                                                            ------------
SERVICES/MISCELLANEOUS -- 5.91%
Ensco International, Inc. ...............................     58,000           1,441,300
First Data Corp. ........................................     16,100           1,263,045
Household International, Inc. ...........................     53,500           3,099,790
Martin Marietta Materials, Inc. .........................     28,100           1,309,460
                                                                            ------------
                                                                               7,113,595
                                                                            ------------
TECHNOLOGY -- 2.59%
Motorola, Inc. ..........................................     65,100             977,802
United Technologies Corp. ...............................     33,100           2,139,253
                                                                            ------------
                                                                               3,117,055
                                                                            ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.74%
CommScope, Inc. (b) .....................................     42,100             895,467
                                                                            ------------
TELECOMMUNICATIONS- SERVICES-- 7.17%
AT&T Corp. ..............................................     75,400           1,367,756
AT&T Wireless Group (b) .................................     13,439             193,118
Nextel Communications, Inc. (b) .........................    129,000           1,413,840
SBC Communications, Inc. ................................     69,300           2,714,481
Sprint Corp. ............................................     66,000           1,325,280
Verizon Communications, Inc. ............................     34,100           1,618,386
                                                                            ------------
                                                                               8,632,861
                                                                            ------------
TRANSPORTATION -- 3.48%
Burlington Northern Santa Fe Corp. ......................     72,000           2,054,160
Norfolk Southern Corp. ..................................    116,600           2,137,278
                                                                            ------------
                                                                               4,191,438
                                                                            ------------
UTILITIES -- 6.28%
CMS Energy Corp. ........................................     71,300           1,713,339
Exelon Corp. ............................................     26,500           1,268,820
FPL Group, Inc. .........................................     23,400           1,319,760
Progress Energy, Inc. ...................................     72,300           3,255,669
                                                                            ------------
                                                                               7,557,588
                                                                            ------------
Total U.S. Equities (Cost $116,025,594) .................                    120,062,252
                                                                            ------------
SHORT-TERM INVESTMENTS -- 0.86%
OTHER -- 0.77%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund ......................    918,542             918,542
                                                                            ------------
                                                              FACE
                                                             AMOUNT
                                                            --------
U.S. GOVERNMENT OBLIGATION -- 0.09%

U.S. Treasury Bill, due 02/07/02 ........................   $110,000             109,816
                                                                            ------------
Total Short-Term Investments
   (Cost $1,028,171) ....................................                      1,028,358
                                                                            ------------
Total Investments
   (Cost $117,053,765)-- 100.57% (a) ....................                    121,090,610
Liabilities, less cash
   and other assets-- (0.57%) ...........................                       (682,036)
                                                                            ------------
Net Assets-- 100% .......................................                   $120,408,574
                                                                            ============

--------------------------------------------------------------------------------
24

                       BRINSON U.S. VALUE EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $117,053,765; and net unrealized appreciation consisted of:

         Gross unrealized appreciation ..........................  $12,026,791
         Gross unrealized depreciation ..........................   (7,989,946)
                                                                   -----------
              Net unrealized appreciation .......................  $ 4,036,845
                                                                   ===========

(b) Non-income producing security.
% Represents a percentage of net assets.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.               25

BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Brinson U.S. Small Capitalization Equity Fund advanced 16.7%. The Fund's benchmark, the Russell 2000 Index, advanced 2.5% during the same period.

The Fund's robust performance occurred against the backdrop of loss and volatility for U.S. equities as a group. The recession that ended the longest economic expansion in U.S. history was punctuated by the events of September 11, and the markets dropped precipitously. Despite a fourth quarter rally, the market's major indices ended the fiscal year with losses. The S&P 500 Index, a broad indicator of U.S. equity market performance, ended the calendar year down 11.9%.

The Fund was well positioned for the market's emphasis on a more fundamental approach to stock valuation. We managed the Fund in a conservative manner, investing in companies with low relative price-earnings multiples, good growth prospects and strong balance sheets. We avoided the momentum stocks associated with the technology, media and telecommunications bubble as well as companies likely to report negative earnings surprises.

The Fund's largest sector underweight was in information technology. The fundamental recovery for technology, which was once expected in late 2001, is now expected to occur no sooner than late 2002. The sharp increase in technology stock valuations during the fourth quarter has made us even more measured with respect to this group. We were also underweighted in health care. As with technology, small cap health care stocks are trading at valuations above their historical mean.

The Fund's largest overweight was to the consumer discretionary sector, a fact that came more from individual stock selection than from a decision about the sector as a whole. We have added to our position in Anchor Gaming, a slot machine manufacturer, on our belief that industry fundamentals will stay strong. We sold positions in Take Two Interactive, a video game manufacturer, and Michael's, a crafts retailer, because of price appreciation.

The Fund was also overweighted in utilities, this overweight was also driven by individual stock selection. We have added to our investment in Allete, Inc., a holding company for Minnesota Power. Their highly profitable car auction business, we believe, will likely be spun out in the near future.

We are cautiously optimistic regarding small cap stock prospects in 2002, as performance depends heavily on U.S. economic recovery. We have moderately increased the Fund's exposure to more economically sensitive companies, anticipating better economic activity in the coming year.

--------------------------------------------------------------------------------
26

BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND

--------------------------------------------------------------------------------

TOTAL RETURN

                                                          6 MONTHS       1 YEAR        3 YEARS     5 YEARS     ANNUALIZED
                                                            ENDED         ENDED         ENDED       ENDED       4/30/95*
                                                          12/31/01      12/31/01      12/31/01    12/31/01     to 12/31/01
--------------------------------------------------------------------------------------------------------------------------
BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND               0.91%        16.70%         9.64%      10.35%         14.69%
--------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                         -4.09          2.49          6.42        7.52          11.05
--------------------------------------------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND.

ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in Brinson U.S. Small Capitalization Equity Fund and the Russell 2000 Index if you had invested $100,000 on April 30, 1995. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND VS. RUSSELL 2000 STOCK INDEX+

                                 BRINSON U.S. SMALL
                              CAPITALIZATION EQUITY FUND     RUSSELL 2000 INDEX
        4/30/1995                       $100,000               $100,000
        5/31/1995                       $100,802               $101,719
        6/30/1995                       $105,306               $106,996
        7/31/1995                       $109,310               $113,159
        8/31/1995                       $113,508               $115,500
        9/30/1995                       $113,864               $117,563
       10/31/1995                       $112,673               $112,306
       11/30/1995                       $117,557               $117,024
       12/31/1995                       $119,936               $120,111
        1/31/1996                       $118,542               $119,981
        2/29/1996                       $121,360               $123,721
        3/31/1996                       $125,800               $126,239
        4/30/1996                       $134,578               $132,989
        5/31/1996                       $141,097               $138,230
        6/30/1996                       $135,051               $132,554
        7/31/1996                       $126,673               $120,976
        8/31/1996                       $135,902               $128,000
        9/30/1996                       $140,758               $133,005
       10/31/1996                       $142,806               $130,957
       11/30/1996                       $148,199               $136,353
       12/31/1996                       $152,509               $139,925
        1/31/1997                       $154,820               $142,722
        2/28/1997                       $153,430               $139,261
        3/31/1997                       $149,872               $132,689
        4/30/1997                       $147,152               $133,059
        5/31/1997                       $161,939               $147,862
        6/30/1997                       $171,055               $154,198
        7/31/1997                       $183,111               $161,373
        8/31/1997                       $191,388               $165,066
        9/30/1997                       $205,843               $177,147
       10/31/1997                       $199,239               $169,366
       11/30/1997                       $198,700               $168,270
       12/31/1997                       $200,635               $171,215
        1/31/1998                       $198,854               $168,513
        2/28/1998                       $211,131               $180,974
        3/31/1998                       $219,726               $188,437
        4/30/1998                       $224,013               $189,480
        5/31/1998                       $214,001               $179,275
        6/30/1998                       $211,458               $179,652
        7/31/1998                       $196,004               $165,109
        8/31/1998                       $164,747               $133,048
        9/30/1998                       $170,480               $143,460
       10/31/1998                       $174,399               $149,311
       11/30/1998                       $182,545               $157,134
       12/31/1998                       $189,356               $166,858
        1/31/1999                       $194,368               $169,075
        2/28/1999                       $175,428               $155,381
        3/31/1999                       $167,446               $157,807
        4/30/1999                       $181,038               $171,947
        5/31/1999                       $185,942               $174,459
        6/30/1999                       $192,865               $182,348
        7/31/1999                       $194,388               $177,344
        8/31/1999                       $186,123               $170,781
        9/30/1999                       $185,192               $170,818
       10/31/1999                       $180,003               $171,510
       11/30/1999                       $186,670               $181,751
       12/31/1999                       $194,892               $202,325
        1/31/2000                       $193,974               $199,076
        2/29/2000                       $204,125               $231,950
        3/31/2000                       $210,325               $216,658
        4/30/2000                       $206,710               $203,620
        5/31/2000                       $197,780               $191,753
        6/30/2000                       $204,940               $208,468
        7/31/2000                       $210,175               $201,762
        8/31/2000                       $220,429               $217,156
        9/30/2000                       $217,659               $210,773
       10/31/2000                       $213,730               $201,365
       11/30/2000                       $202,292               $180,694
       12/31/2000                       $213,920               $196,213
        1/31/2001                       $235,948               $206,428
        2/28/2001                       $226,842               $192,884
        3/31/2001                       $218,387               $183,449
        4/30/2001                       $228,858               $197,800
        5/31/2001                       $244,670               $202,662
        6/30/2001                       $247,386               $209,660
        7/31/2001                       $243,044               $198,311
        8/31/2001                       $240,350               $191,905
        9/30/2001                       $211,278               $166,073
       10/31/2001                       $221,230               $175,791
       11/30/2001                       $238,394               $189,401
       12/31/2001                       $249,640               $201,091

4/30/95 = $100,000

DATA THROUGH 12/31/01

TOP TEN U.S. EQUITY HOLDINGS
AS OF DECEMBER 31, 2001

                                                      PERCENTAGE OF
                                                       NET ASSETS
--------------------------------------------------------------------
AmerUs Group, Co.                                            3.7%
North Fork Bancorporation, Inc.                              3.5
City National Corp.                                          2.6
Russ Berrie & Co., Inc.                                      2.5
Harte-Hanks Communications, Inc.                             2.3
ALLETE, Inc.                                                 2.1%
Snap-On, Inc.                                                2.0
Allied Capital Corp.                                         1.8
Hawaiian Electric Industries, Inc.                           1.8
Mentor Graphics Corp.                                        1.8
--------------------------------------------------------------------
Total                                                       24.1%

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.


--------------------------------------------------------------------------------

BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES             VALUE
                                                           ---------        ------------
U.S. EQUITIES -- 95.22%
AUTOS/DURABLES -- 3.70%
Federal Signal Corp. ....................................    104,500        $  2,327,215
Mac- Gray Corp. (b) .....................................    170,200             478,262
Stanley Furniture Co., Inc. (b) .........................     82,386           1,958,315
Watsco, Inc. ............................................    120,300           1,708,260
                                                                            ------------
                                                                               6,472,052
                                                                            ------------
BANKS -- 6.08%
Greater Bay Bancorp .....................................     84,500           2,415,010
North Fork Bancorporation, Inc. .........................    188,400           6,026,916
Trustmark Corp. .........................................     45,400           1,100,042
UCBH Holdings, Inc. .....................................     38,300           1,089,252
                                                                            ------------
                                                                              10,631,220
                                                                            ------------
BROADCASTING -- 1.14%
Valassis Communications, Inc.(b) ........................     55,800           1,987,596
                                                                            ------------
CAPITAL GOODS -- 0.73%
Hardinge, Inc. ..........................................     47,500             453,625
M & F Worldwide Corp. (b) ...............................    190,800             820,440
                                                                            ------------
                                                                               1,274,065
                                                                            ------------
CHEMICALS -- 2.54%
A. Schulman, Inc. .......................................    116,400           1,588,860
Chemfirst, Inc. .........................................     33,500             802,995
Lubrizol Corp. ..........................................     58,200           2,042,238
                                                                            ------------
                                                                               4,434,093
                                                                            ------------
COMPUTER SOFTWARE -- 1.30%
Harland (John H.) Co. ...................................     24,800             548,080
Quantum Corp. (b) .......................................    128,200           1,262,770
Take-Two Interactive Software, Inc. (b) .................     28,000             452,760
                                                                            ------------
                                                                               2,263,610
                                                                            ------------
COMPUTER SYSTEMS -- 0.48%
Black Box Corp. (b) .....................................     15,800             835,504
                                                                            ------------
CONSTRUCTION -- 3.43%
Clayton Homes, Inc. .....................................    125,000           2,137,500
Pulte Homes, Inc. .......................................     34,905           1,559,206
Texas Industries, Inc. ..................................     62,300           2,298,870
                                                                            ------------
                                                                               5,995,576
                                                                            ------------
ELECTRIC COMPONENTS -- 8.31%
Adtran, Inc. (b) ........................................    113,300           2,891,416
APW Ltd. (b) ............................................    121,000             202,070
Benchmark Electronics, Inc. (b) .........................    120,100           2,277,096
Hawaiian Electric Industries, Inc. ......................     77,900           3,137,812
Mentor Graphics Corp.(b) ................................    132,200           3,115,954
Merix Corp. (b) .........................................    128,000           2,208,000
Methode Electronics, Inc., Class A ......................     86,010             688,080
                                                                            ------------
                                                                              14,520,428
                                                                            ------------
ENERGY -- 2.70%
KEY Production Co., Inc. (b) ............................     62,500           1,062,500
Peoples Energy Corp. ....................................     40,300           1,528,579
Pride International, Inc.(b) ............................     76,500           1,155,150
Stone Energy Corp. (b) ..................................     24,406             964,037
                                                                            ------------
                                                                               4,710,266
                                                                            ------------

                                                             SHARES             VALUE
                                                           ---------        ------------
FINANCIAL SERVICES -- 12.79%
Allied Capital Corp. ....................................    122,360        $  3,181,360
Ambassadors International, Inc.(b) ......................     21,900             459,681
AmerUs Group Co. ........................................    178,800           6,408,192
City National Corp. .....................................     97,500           4,567,875
EastGroup Properties, Inc. ..............................     45,600           1,051,992
FBL Financial Group, Inc. ...............................    105,883           1,766,128
Fidelity National Financial, Inc. .......................    111,360           2,761,728
KPMG Consulting, Inc.(b) ................................     39,900             661,143
RFS Hotel Investors, Inc. ...............................    130,200           1,481,676
                                                                            ------------
                                                                              22,339,775
                                                                            ------------
FOOD & HOUSE PRODUCTS -- 2.19%
APAC Customer Services, Inc. (b) ........................     90,100             234,260
Del Monte Foods Co. (b) .................................     58,600             498,686
Shaw Group, Inc. (b) ....................................    131,600           3,092,600
                                                                            ------------
                                                                               3,825,546
                                                                            ------------
HEALTH: NON-DRUGS -- 7.15%
Candela Corp. (b) .......................................    216,700             851,804
Colorado Medtech, Inc. (b) ..............................     96,600             284,922
Herbalife International, Inc., Class B ..................    123,500           1,628,965
INAMED Corp. (b) ........................................     76,350           2,295,845
Mentor Corp. ............................................     89,700           2,561,832
Ocular Sciences, Inc. (b) ...............................     32,500             757,250
RehabCare Group, Inc. (b) ...............................     78,150           2,313,240
Renal Care Group, Inc. (b) ..............................     56,100           1,800,810
                                                                            ------------
                                                                              12,494,668
                                                                            ------------
METALS-NON-FERROUS -- 1.17%
Commonwealth Industries, Inc. ...........................    132,800             624,160
Comstock Resources, Inc. (b) ............................    203,500           1,424,500
                                                                            ------------
                                                                               2,048,660
                                                                            ------------
NON-DURABLES -- 5.71%
Department 56, Inc. (b) .................................    164,800           1,417,280
John B. Sanfilippo & Son, Inc. (b) ......................    153,000             813,960
Russ Berrie & Co., Inc. .................................    142,600           4,278,000
Snap-On, Inc. ...........................................    103,100           3,470,346
                                                                            ------------
                                                                               9,979,586
                                                                            ------------
REAL ESTATE -- 1.19%
Kilroy Realty Corp. .....................................     79,200           2,080,584
                                                                            ------------
RECREATION -- 0.69%
Rare Hospitality International, Inc.(b) .................     53,400           1,203,636
                                                                            ------------
RETAIL/APPAREL-- 8.20%
Direct Focus, Inc.(b) ...................................     59,100           1,843,920
Dress Barn, Inc. (b) ....................................     61,100           1,528,111
Finlay Enterprises, Inc. (b) ............................    112,700             936,537
Genesco, Inc. (b) .......................................     35,300             732,828
Haggar Corp. ............................................     80,600             874,510
Kellwood Co. ............................................     96,150           2,308,561
Ross Stores, Inc. .......................................     65,100           2,088,408
School Specialty, Inc. (b) ..............................    121,000           2,768,480
Trans World Entertainment Corp.(b) ......................    163,400           1,241,840
                                                                            ------------
                                                                              14,323,195
                                                                            ------------

--------------------------------------------------------------------------------
28

BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                             SHARES             VALUE
                                                           ---------        ------------
SERVICES/MISCELLANEOUS -- 16.33%
ALLETE, Inc. ............................................    143,100        $  3,606,120
Computer Task Group, Inc.(b) ............................    352,800           1,390,032
Dover Downs Entertainment, Inc. .........................    173,300           2,651,490
GTECH Holdings Corp. (b) ................................     26,200           1,186,598
Handleman Co. (b) .......................................    201,000           2,984,850
Harte Hanks Communications, Inc. ........................    141,700           3,991,689
Interep National Radio Sales, Inc., Class A (b) .........    116,900             549,430
O'Charleys, Inc. (b) ....................................     87,100           1,612,221
ResortQuest International, Inc. (b) .....................     54,500             259,420
Saga Communications, Inc., Class A (b) ..................     78,750           1,630,125
Scholastic Corp. (b) ....................................     48,600           2,446,038
SOS Staffing Services, Inc. (b) .........................    199,900             222,089
Topps Co.(The) (b) ......................................    237,600           2,886,840
United Stationers, Inc. (b) .............................     92,400           3,109,260
                                                                            ------------
                                                                              28,526,202
                                                                            ------------
TECHNOLOGY -- 2.39%
In Test Corp. (b) .......................................    125,600             640,560
International Game Technology (b) .......................     39,900           2,725,170
Printronix, Inc. (b) ....................................     86,700             811,512
                                                                            ------------
                                                                               4,177,242
                                                                            ------------
TELECOMMUNICATIONS -- 1.37%
Belden, Inc. ............................................    101,800           2,397,390
                                                                            ------------
TELECOMMUNICATIONS- SERVICES -- 0.14%
Westell Technologies, Inc. (b) ..........................     95,200             251,328
                                                                            ------------
TRANSPORTATION-- 2.80%
Celadon Group, Inc. (b) .................................    105,100             525,500
Coachmen Industries, Inc. ...............................     62,699             752,388
Landstar System, Inc. (b) ...............................     40,350           2,925,779
Superior Industries International, Inc. .................     17,000             684,250
                                                                            ------------
                                                                               4,887,917
                                                                            ------------

                                                             SHARES             VALUE
                                                           ---------        ------------
UTILITIES -- 2.69%
Atmos Energy Corp. ......................................    103,850        $  2,206,813
Unisource Energy Corp. ..................................    137,000           2,492,030
                                                                            ------------
                                                                               4,698,843
                                                                            ------------
   Total U.S. Equities (Cost $155,368,623) ..............                    166,358,982
                                                                            ------------
SHORT-TERM INVESTMENTS -- 4.72%
OTHER -- 4.20%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund ......................  7,343,625           7,343,625
                                                                            ------------
                                                              FACE
                                                             AMOUNT
                                                            --------
U.S. GOVERNMENT OBLIGATIONS -- 0.52%
U.S. Treasury Bill, due 02/07/02 ........................   $900,000             898,493
                                                                            ------------
Total Short-Term Investments
   (Cost $8,240,591) ....................................                      8,242,118
                                                                            ------------
Total Investments
   (Cost $163,609,214)-- 99.94% (a) .....................                    174,601,100
Cash and other assets,
   less liabilities-- 0.06% .............................                        108,717
                                                                            ------------
Net Assets-- 100% .......................................                   $174,709,817
                                                                            ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $163,609,214; and net unrealized appreciation consisted of:

         Gross unrealized appreciation .........................  $ 25,151,189
         Gross unrealized depreciation .........................   (14,159,303)
                                                                  ------------
              Net unrealized appreciation ......................  $ 10,991,886
                                                                  ============

(b) Non-income producing security.
% Represents a percentage of net assets.

FUTURES CONTRACTS

Brinson U.S. Small Capitalization Equity Fund had the following open futures contracts as of December 31, 2001:

                                          EXPIRATION                     CURRENT      UNREALIZED
                                             DATE           COST          VALUE          GAIN
                                          ----------     ----------     ----------    ----------
INDEX FUTURES BUY CONTRACTS
S&P 500 Index, 27 contracts               March 2002     $7,750,314     $7,757,100       $6,786
                                                                                         ======

The segregated aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2001 was $898,493.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.               29

BRINSON INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Brinson International Equity Fund declined 13.9%, comparing favorably to its benchmark, the MSCI World Ex USA
(Free) Index, which declined 21.4%.

2001 was a challenging year for equities with negative returns in most regions and sectors. Returns were affected by a slowdown in economies around the globe, culminating with a recession in the U.S. As corporate capital spending was cut in most industries, earnings were revised down repeatedly and investors lost confidence in projected long-term growth rates. The U.S. Federal Reserve and the European Central Bank (ECB) cut rates to stave-off a recession that materialized nonetheless. Low interest rates helped buoy consumer spending on U.S. housing and aggressive incentives supported auto sales in North America, but the ECB was less successful in supporting the European consumer. Japan fell into recession with rampant deflation and pressure on the banking system. The world economic picture was already poor at the time of the events of September 11. Following the attacks, U.S. consumer spending dipped down but then recovered as sentiment improved to previous levels and investors began to look ahead to a possible recovery in 2002.

With significant underweights to the technology hardware, software, telecommunication services and consumer durable sectors, the Fund was well positioned. Conversely, it was overweighted in defensive sectors including utilities, food and beverage and selected financials. The Fund's below market beta was helpful as well. As the year progressed and the valuation of stocks in defensive sectors became less attractive, we repositioned the portfolio to take advantage of declines in cyclical sectors. An early overweight in materials, especially paper, was well rewarded. We reduced the underweight to technology and software in the second half. We also reduced the underweight to telecommunications services as restructuring took hold. The Fund's geographic weightings were a reflection of sector views and regional valuations. The portfolio is overweighted in the U.K. and Australia/New Zealand, which we found attractive. We maintained an underweight to Japan as there appears to be no solution to the financial problems of its troubled economy.

Currency strategy benefited the portfolio as we maintained an underweight to the Japanese yen with an associated overweight to the Australian dollar. We also overweighted the euro, associated with an underweight to the British pound; we moderated these positions at the end of the year.

We continue to reposition the Fund as opportunities arise in sectors that will benefit from an eventual recovery.

--------------------------------------------------------------------------------
30

BRINSON INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

TOTAL RETURN

                                            6 MONTHS       1 YEAR        3 YEARS      ANNUALIZED
                                              ENDED         ENDED         ENDED       6/30/98* TO
                                            12/31/01      12/31/01      12/31/01       12/31/01
-------------------------------------------------------------------------------------------------
BRINSON INTERNATIONAL EQUITY FUND            -3.68%       -13.89%        -0.86%          -0.01%
-------------------------------------------------------------------------------------------------
MSCI World Ex USA (Free) Index                7.90        -21.36         -4.56           -3.18*
-------------------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF BRINSON INTERNATIONAL EQUITY FUND.

ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in Brinson International Equity Fund and the MSCI World Ex USA (Free) Index if you had invested $100,000 on June 30, 1998. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON INTERNATIONAL EQUITY FUND VS. MSCI WORLD EX USA (FREE) INDEX

                           BRINSON INTERNATIONAL          MSCI WORLD
                                EQUITY FUND           EX USA (FREE) INDEX
        6/30/1998                 $100,000                 $100,000
        7/31/1998                 $101,820                 $100,660
        8/31/1998                  $89,193                  $87,808
        9/30/1998                  $86,983                  $85,299
       10/31/1998                  $94,172                  $94,198
       11/30/1998                  $98,923                  $98,985
       12/31/1998                 $102,591                 $102,717
        1/31/1999                 $102,553                 $102,702
        2/28/1999                  $99,258                 $100,118
        3/31/1999                 $102,540                 $104,257
        4/30/1999                 $107,271                 $108,760
        5/31/1999                 $101,926                 $103,195
        6/30/1999                 $105,993                 $107,178
        7/31/1999                 $109,244                 $110,278
        8/31/1999                 $108,918                 $110,574
        9/30/1999                 $108,164                 $111,809
       10/31/1999                 $110,984                 $116,131
       11/30/1999                 $113,933                 $120,177
       12/31/1999                 $124,243                 $131,240
        1/31/2000                 $115,353                 $123,268
        2/29/2000                 $115,824                 $126,728
        3/31/2000                 $119,533                 $131,933
        4/30/2000                 $115,134                 $125,072
        5/31/2000                 $114,078                 $122,042
        6/30/2000                 $120,884                 $127,310
        7/31/2000                 $116,533                 $122,442
        8/31/2000                 $117,275                 $124,040
        9/30/2000                 $112,854                 $117,613
       10/31/2000                 $110,259                 $114,407
       11/30/2000                 $110,110                 $109,788
       12/31/2000                 $116,112                 $113,564
        1/31/2001                 $115,041                 $113,776
        2/28/2001                 $108,268                 $104,769
        3/31/2001                 $102,233                  $97,662
        4/30/2001                 $108,729                 $104,486
        5/31/2001                 $105,684                 $101,080
        6/30/2001                 $103,805                  $96,957
        7/31/2001                 $102,436                  $95,257
        8/31/2001                 $102,270                  $92,711
        9/30/2001                  $94,166                  $83,347
       10/31/2001                  $96,496                  $85,383
       11/30/2001                  $98,828                  $88,736
       12/31/2001                  $99,981                  $89,302

6/30/98 = $100,000

DATA THROUGH 12/31/01


FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

--------------------------------------------------------------------------------

BRINSON INTERNATIONAL EQUITY FUND

--------------------------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2001

------------------------------------------------
INTERNATIONAL EQUITIES
Appliances & Households ...............    2.17%
Autos/Durables ........................    1.81
Banking ...............................   14.63
Beverages and Tobacco .................    2.29
Broadcasting & Publishing .............    3.52
Building Materials ....................    0.78
Business & Public Service .............    1.15
Chemicals .............................    3.14
Construction ..........................    0.81
Data Processing .......................    0.23
Electric Components ...................    2.69
Electronics ...........................    1.47
Energy ................................   10.63
Financial Services ....................    6.16
Food & House Products .................    5.18
Forest Products .......................    1.39
Health & Personal Care ................    8.87
Housing/Paper .........................    1.46
Industrial Components .................    0.49
Insurance .............................    5.30
Leisure & Tourism .....................    1.73
Machinery & Engineering ...............    0.49
Multi-Industry ........................    1.80
Non-Ferrous Metals ....................    0.73
Real Estate ...........................    0.75
Retail/Apparel ........................    1.07
Services/Miscellaneous ................    1.60
Technology ............................    0.77
Telecommunications ....................    8.96
Transportation ........................    2.31
Utilities .............................    1.78
Wholesale & International Trade .......    0.80
                                         ------
    Total International Equities ......   96.96
SHORT-TERM INVESTMENTS ................    1.40
                                         ------
           TOTAL INVESTMENTS ..........   98.36
CASH AND OTHER ASSETS,
    LESS LIABILITIES ..................    1.64
                                         ------
NET ASSETS ............................  100.00%
                                         ======

TOP TEN EQUITY HOLDINGS
AS OF DECEMBER 31, 2001

                                        PERCENTAGE OF
                                          NET ASSETS
------------------------------------------------------
Total Fina S.A., Class B                    2.7%
GlaxoSmithKline PLC                         2.5
Vodafone Group PLC                          2.1
Shell Transport & Trading Co.               2.1
BP PLC                                      2.0
Aventis S.A., Class A                       1.9
Nokia Oyj                                   1.7
Elsevier N.V.                               1.6
Roche Holding AG (Reg.)                     1.6
Nestle S.A. (Reg.)                          1.6
------------------------------------------------------
Total                                      19.8%

--------------------------------------------------------------------------------
32

BRINSON INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
------------------------------------------------------

                                                             SHARES             VALUE
                                                             -------         -----------
INTERNATIONAL EQUITIES -- 96.96%
AUSTRALIA -- 3.20%
Lion Nathan Ltd. ........................................    125,630         $   296,275
Mayne Nickless Ltd. .....................................     40,050             141,051
National Australia Bank Ltd., Preferred .................      8,000             239,200
News Corp., Ltd., Preferred .............................     33,320             222,587
QBE Insurance Group Ltd. ................................     60,324             237,157
Rio Tinto Ltd. ..........................................      9,250             176,173
Westpac Banking Corp., Ltd. .............................     85,732             691,426
                                                                             -----------
                                                                               2,003,869
                                                                             -----------
BELGIUM -- 1.12%
Electrabel S.A. .........................................      1,040             216,688
Fortis ..................................................     18,610             483,026
                                                                             -----------
                                                                                 699,714
                                                                             -----------
CANADA -- 2.49%
Alcan Aluminum Ltd. .....................................      7,860             281,400
BCE, Inc. ...............................................     18,400             415,075
Nortel Networks Corp. ...................................     33,700             251,225
NOVA Chemicals Corp. ....................................     10,200             196,485
Royal Bank of Canada ....................................     12,700             412,354
                                                                             -----------
                                                                               1,556,539
                                                                             -----------
DENMARK -- 1.23%
Danske Bank A/S .........................................     17,600             282,430
Novo Nordisk A/S ........................................     12,000             490,755
                                                                             -----------
                                                                                 773,185
                                                                             -----------
FINLAND -- 3.72%
Nokia Oyj ...............................................     41,964           1,082,084
Sampo Oyj, Class A ......................................     28,860             226,133
Stora Enso Oyj ..........................................     31,050             397,563
UPM-Kymmene Oyj .........................................     18,737             621,458
                                                                             -----------
                                                                               2,327,238
                                                                             -----------
FRANCE -- 10.91%
Air Liquide .............................................      3,101             434,602
Aventis S.A., Class A ...................................     16,269           1,155,253
AXA .....................................................     21,548             450,304
Banque Nationale de Paris ...............................      6,708             600,267
Cap Gemini S.A ..........................................      1,960             141,534
Cie de Saint Gobain .....................................      3,233             487,934
France Telecom S.A. .....................................      5,300             211,889
Groupe Danone ...........................................      5,844             712,880
Societe Generale ........................................     10,240             573,047
Suez S.A ................................................      5,440             164,688
Total Fina S.A., Class B ................................     11,935           1,704,560
Unibail S.A. ............................................      3,830             194,554
                                                                             -----------
                                                                               6,831,512
                                                                             -----------
GERMANY -- 3.41%
Allianz AG ..............................................      2,107             498,098
Bayer AG ................................................     17,570             558,503
Continental AG ..........................................      4,680              61,464
Deutsche Telekom ........................................     10,850             187,420
E.on AG .................................................      5,530             287,557
Muenchener Rueckver AG ..................................      1,848             501,865
Volkswagen AG ...........................................        900              41,911
                                                                             -----------
                                                                               2,136,818
                                                                             -----------

                                                             SHARES             VALUE
                                                             -------         -----------
HONG KONG -- 1.05%
Esprit Holdings Ltd. ....................................    143,000         $   161,377
Hong Kong Electric Holdings .............................     61,500             228,715
Sun Hung Kai Properties Ltd. ............................     33,000             266,610
                                                                             -----------
                                                                                 656,702
                                                                             -----------
IRELAND -- 1.17%
Bank of Ireland .........................................     23,523             222,644
CRH PLC .................................................     29,007             510,100
                                                                             -----------
                                                                                 732,744
                                                                             -----------
ITALY -- 2.83%
Assicurazioni Generali Spa ..............................     20,000             555,610
ENI Spa .................................................     61,000             764,747
San Paolo-imi Spa .......................................     42,000             450,632
                                                                             -----------
                                                                               1,770,989
                                                                             -----------
JAPAN -- 18.49%
AIFUL Corp. .............................................      4,250             274,989
Benesse Corp. ...........................................     11,200             290,554
Canon, Inc. .............................................     14,000             481,764
Dai Nippon Printing Co., Ltd. ...........................     20,000             199,908
Daikin Industries Ltd. ..................................     14,000             219,518
East Japan Railway Co. ..................................         49             236,663
Fast Retailing Co., Ltd .................................      1,500             133,450
Fuji Photo Film Co., Ltd. ...............................     13,000             464,215
Hirose Electric Co., Ltd. ...............................      1,700             115,832
Honda Motor Co. .........................................      3,800             151,640
Hoya Corp. ..............................................      3,300             197,154
Kamigumi Co., Ltd. ......................................     32,000             131,360
Kao Corp. ...............................................     13,000             270,296
Matsushita Electric Industrial Co. ......................      9,000             115,573
Minebea Co., Ltd. .......................................     44,000             237,021
Mitsubishi Corp. ........................................     77,000             499,977
Mitsubishi Estate Co., Ltd. .............................     38,000             278,056
Mitsui Mining & Smelting Co., Ltd. ......................     68,000             223,104
Mizuho Holdings, Inc. ...................................        118             240,394
Murata Manufacturing Co., Inc. ..........................      7,500             449,794
Nintendo Corp., Ltd. ....................................      1,200             210,133
Nippon Telegraph & Telephone Corp. ......................        157             511,514
Nomura Holdings, Inc. ...................................     22,000             282,008
Omron Corp. .............................................      5,000              66,763
Ono Pharmaceutical Co., Ltd. ............................     15,000             450,939
Orix Corp. ..............................................      4,000             358,309
Rohm Co. ................................................      3,800             493,194
Sekisui House Ltd. ......................................     17,000             123,226
Sony Corp. ..............................................     16,500             754,120
Sumitomo Bakelite Co., Ltd. .............................     18,000             110,011
Sumitomo Bank ...........................................     22,000              93,163
Sumitomo Chemical Co. ...................................     60,000             203,724
Takeda Chemical Industries Ltd. .........................     15,000             678,697
Takefuji Corp. ..........................................      5,800             419,533
Toyota Motor Corp. ......................................     37,200             942,347
West Japan Railway Co. ..................................         43             192,263
Yasuda Fire & Marine Insurance Co., Ltd. ................     83,000             474,973
                                                                             -----------
                                                                              11,576,179
                                                                             -----------

--------------------------------------------------------------------------------

BRINSON INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
------------------------------------------------------

                                                             SHARES             VALUE
                                                             -------         -----------
NETHERLANDS -- 7.46%
ABN AMRO Holdings NV ....................................     29,289         $   471,768
Aegon NV ................................................     13,196             357,192
Akzo Nobel NV ...........................................     10,300             459,932
Elsevier NV .............................................     85,740           1,013,834
ING Groep NV ............................................     10,000             255,011
Philips Electronics NV ..................................     13,708             407,423
Royal Dutch Petroleum Co. ...............................      6,400             324,248
TNT Post Group NV .......................................     29,410             636,337
VNU NV ..................................................      5,300             162,857
Wolters Kluwer NV .......................................     25,624             584,080
                                                                             -----------
                                                                               4,672,682
                                                                             -----------
NORWAY -- 0.34%
Telenor ASA .............................................     49,000             210,875
                                                                             -----------
PORTUGAL -- 1.50%
Brisa-Auto Estradas de Portugal S.A. ....................     64,186             272,040
Electricidade de Portugal S.A. ..........................    250,815             544,915
Portugal Telecom S.A. ...................................     16,087             125,334
                                                                             -----------
                                                                                 942,289
                                                                             -----------
SINGAPORE -- 1.39%
DBS Group Holdings Ltd. .................................     79,000             590,414
Neptune Orient Lines Ltd. (b) ...........................    207,000             108,741
Singapore Telecommunications Ltd. .......................    177,760             169,433
                                                                             -----------
                                                                                 868,588
                                                                             -----------
SPAIN -- 2.48%
Banco Popular Espanol S.A. ..............................      7,960             261,390
Banco Santander Central Hispano S.A. ....................     99,602             834,532
Telefonica S.A. (b) .....................................     34,205             457,756
                                                                             -----------
                                                                               1,553,678
                                                                             -----------
SWEDEN -- 3.01%
Sandvik AB ..............................................     11,600             248,263
Svenska Cellulosa AB ....................................     18,880             516,560
Svenska Handelsbanken AB ................................     34,070             500,184
Swedish Match AB ........................................    116,870             618,348
                                                                             -----------
                                                                               1,883,355
                                                                             -----------
SWITZERLAND -- 5.14%
Givaudan S.A. (Reg.) (b) ................................      1,080             329,145
Nestle S.A. (Reg.) ......................................      4,673             996,351
Novartis AG (Reg.) ......................................     13,651             493,321
Roche Holding AG (Gen.) .................................     14,013           1,000,145
Swiss Re (Reg.) .........................................      3,946             396,905
                                                                             -----------
                                                                               3,215,867
                                                                             -----------
UNITED KINGDOM -- 26.02%
Abbey National PLC ......................................     31,000             442,148
Allied Domecq PLC .......................................     71,684             424,877
BAA PLC .................................................     19,000             152,227
Barclays PLC ............................................     19,000             629,093
BP PLC ..................................................    162,218           1,260,725
BT Group PLC ............................................    140,400             516,973
Carlton Communications PLC ..............................     23,000              81,342
Charter PLC .............................................     47,792              85,554
Compass Group PLC .......................................     34,000             254,839
Dimension Data Holdings PLC .............................     87,063             105,170
Electrocomponents PLC ...................................     12,600              98,291

                                                             SHARES             VALUE
                                                             -------         -----------
EMAP PLC ................................................     13,000         $   138,117
Gallaher Group PLC ......................................    114,000             779,799
GlaxoSmithKline PLC .....................................     63,109           1,582,547
Hilton Group PLC ........................................     63,000             193,465
HSBC Holdings PLC .......................................     58,116             681,728
Invensys PLC ............................................    159,000             275,953
Kingfisher PLC ..........................................     47,000             274,298
Lloyds TSB Group PLC ....................................     62,655             680,260
mm02 ....................................................    109,400             137,725
National Grid Group PLC .................................     74,000             460,952
P&O Princess Cruises PLC ................................     10,000              58,216
Prudential PLC ..........................................     49,443             572,793
Reckitt Benckiser PLC ...................................     32,739             476,481
Rentokil Initial PLC ....................................     97,000             389,638
Rolls-Royce PLC .........................................    151,000             365,907
Royal Bank of Scotland Group PLC ........................     39,832             969,278
Safeway PLC .............................................     81,000             377,238
Scottish & Newcastle PLC ................................      5,000              38,204
Scottish & Southern Energy PLC ..........................     42,729             379,343
Scottish Power PLC ......................................     93,000             514,336
Shell Transport & Trading PLC ...........................    191,596           1,316,159
Smurfit (Jefferson) Group PLC ...........................    116,500             250,091
Vodafone Group PLC ......................................    507,133           1,326,694
                                                                             -----------
                                                                              16,290,461
                                                                             -----------
Total International Equities
   (Cost $65,785,070) ...................................                     60,703,284
                                                                             -----------
SHORT-TERM INVESTMENTS -- 1.40%
OTHER -- 1.40%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $878,912) ......................................    878,912             878,912
                                                                             -----------
Total Investments
   (Cost $66,663,982)-- 98.36% (a) ......................                     61,582,196
Cash and other assets,
   less liabilities-- 1.64% .............................                      1,026,910
                                                                             -----------
Net Assets-- 100% .......................................                    $62,609,106
                                                                             ===========

--------------------------------------------------------------------------------
34

                    BRINSON INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $66,663,982; and net unrealized depreciation consisted of:

         Gross unrealized appreciation ..........................  $ 2,137,140
         Gross unrealized depreciation ..........................   (7,218,926)
                                                                   -----------
              Net unrealized depreciation .......................  $(5,081,786)
                                                                   ===========

(b) Non-income producing security.
% Represents a percentage of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS

Brinson International Equity Fund had the following open forward foreign currency contracts as of December 31, 2001:

                                                                            SETTLEMENT       LOCAL        CURRENT     UNREALIZED
                                                                               DATE         CURRENCY       VALUE      GAIN/(LOSS)
                                                                            ----------     -----------   ----------   -----------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar (AUD) ..................................................   01/25/02       10,180,000   $5,203,071   $ (41,061)
Canadian Dollar (CAD) ....................................................   01/25/02        2,100,000    1,315,325      (3,553)
Euro (EUR) ...............................................................   01/25/02        6,050,000    5,391,889      74,051
Japanese Yen (JPY) .......................................................   01/25/02      150,000,000    1,145,822     (46,073)
Swedish Krona (SEK) ......................................................   01/25/02       14,100,000    1,342,403      27,677
Swiss Franc (CHF) ........................................................   01/25/02        1,750,000    1,054,101       2,056

FORWARD FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar (AUD) ..................................................   01/25/02          600,000      306,664      (3,958)
British Pound (GBP) ......................................................   01/25/02        5,150,000    7,484,970    (184,175)
Euro (EUR) ...............................................................   01/25/02          700,000      623,855         916
Hong Kong Dollar (HKD) ...................................................   01/25/02        4,500,000      577,030          19
Japanese Yen (JPY) .......................................................   01/25/02      643,000,000    4,911,759     272,132
Singapore Dollar (SGD) ...................................................   01/25/02          450,000      243,753       1,770
Swedish Krona (SEK) ......................................................   01/25/02        7,500,000      714,044     (16,863)
                                                                                                                      ---------
     Total net unrealized gain on Forward Foreign Currency Contracts .....                                            $  82,938
                                                                                                                      =========

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.               35

BRINSON EMERGING MARKETS EQUITY FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Brinson Emerging Markets Equity Fund declined 1.8%. The Fund's benchmark, the MSCI Emerging Markets (Free) Index declined 2.4% for the same period.

The principal feature of emerging markets' performance during the course of 2001 was the volatility of risk appetite on the part of investors. Against a mixed backdrop of rapidly easing global monetary conditions, tightening credit spreads and a gathering global recession, investors responded very cautiously during the first half of the year to the attractive valuation opportunity offered in emerging markets. They did manage to modestly outperform global markets during the first half of the year, but this was swamped by a sharp sell-off in the immediate aftermath of the events of September 11 in the U.S. Emerging market equities fell even more sharply than global markets during the fourth quarter, and hit extremes of undervaluation broadly equivalent to the Russia/Long Term Capital Management crisis of 1998.

The shock to global growth expectations that gripped investors in the immediate aftermath of the terrorist attacks had a cathartic effect on emerging markets. The first to benefit were information technology stocks, in particular in the technology hardware sector, where 2002-03 growth expectations had already been marked down earlier and more harshly by the consensus in the wake of the bursting technology, media and telecommunications bubble during 2000. During the final quarter, earnings visibility for IT stocks returned and there were some price increases on semiconductors. The result for the emerging market IT sector was a 75% increase in the last quarter, propelling the technology-heavy Korean and Taiwanese markets to quarterly increases of over 50% each. For the year as a whole, IT ended flat, and the clear outperformers among emerging market equity sectors were energy and materials.

Our portfolio strategy during the year focused on the most attractive stocks in an already cheap universe. The resulting country overweights--we favored the strongly outperforming Korea and Eastern Europe throughout the year--helped relative performance, as did our significant underweight in underperforming South Africa. However, our bets in favor of Brazil and against Malaysia both hurt relative performance.

--------------------------------------------------------------------------------
36

BRINSON EMERGING MARKETS EQUITY FUND

--------------------------------------------------------------------------------
TOTAL RETURN

                                                     6 MONTHS     1 YEAR       3 YEARS      5 YEARS     ANNUALIZED
                                                      ENDED        ENDED        ENDED        ENDED    6/30/95(1) TO
                                                    12/31/01     12/31/01     12/31/01     12/31/01     12/31/01
-------------------------------------------------------------------------------------------------------------------
BRINSON EMERGING MARKETS EQUITY FUND(2)               1.90%       -0.27%        5.68%       -4.09%      -2.89%
-------------------------------------------------------------------------------------------------------------------
BRINSON EMERGING MARKETS EQUITY FUND(3)               0.37        -1.77         5.16        -4.38       -3.11
-------------------------------------------------------------------------------------------------------------------
MSCI Emerging Markets (Free) Index                    0.74        -2.37         4.08        -5.74       -4.26
-------------------------------------------------------------------------------------------------------------------

(1)  INCEPTION DATE OF BRINSON EMERGING MARKETS EQUITY FUND.

(2) TOTAL RETURN BASED ON NAV - DOES NOT INCLUDE THE PAYMENT OF A 1.50% TRANSACTION CHARGE ON FUND SHARE PURCHASE AND REDEMPTIONS.

(3) STANDARDIZED TOTAL RETURN - INCLUDES THE PAYMENT OF A 1.50% TRANSACTION CHARGE ON FUND SHARE PURCHASES AND REDEMPTIONS IN EACH PERIOD PRESENTED WHERE APPLICABLE.

ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows growth in the value of an investment in Brinson Emerging Markets Equity Fund and the MSCI Emerging Markets (Free) Index if you had invested $100,000 on June 30, 1995. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON EMERGING MARKETS EQUITY FUND VS. MSCI EMERGING MARKETS (FREE) INDEX+

                               BRINSON EMERGING           MSCI EMERGING
                            MARKETS EQUITY FUND(2)     MARKETS (FREE) INDEX
        6/30/1995                   $100,000                $100,000
        7/31/1995                    $99,469                $102,245
        8/31/1995                    $94,941                 $99,836
        9/30/1995                    $95,041                 $99,363
       10/31/1995                    $92,298                 $95,559
       11/30/1995                    $90,060                 $93,855
       12/31/1995                    $93,167                 $98,017
        1/31/1996                    $99,521                $104,985
        2/29/1996                    $99,709                $103,315
        3/31/1996                   $100,005                $104,120
        4/30/1996                   $104,747                $108,283
        5/31/1996                   $103,691                $107,800
        6/30/1996                   $105,701                $108,473
        7/31/1996                    $98,860                $101,059
        8/31/1996                   $100,824                $103,646
        9/30/1996                   $101,719                $104,544
       10/31/1996                    $98,597                $101,756
       11/30/1996                   $100,788                $103,461
       12/31/1996                   $101,862                $103,929
        1/31/1997                   $111,465                $111,018
        2/28/1997                   $114,896                $115,772
        3/31/1997                   $113,164                $112,731
        4/30/1997                   $113,647                $112,930
        5/31/1997                   $118,493                $116,162
        6/30/1997                   $122,647                $122,379
        7/31/1997                   $124,271                $124,206
        8/31/1997                   $111,402                $108,401
        9/30/1997                   $115,646                $111,404
       10/31/1997                    $99,057                 $93,124
       11/30/1997                    $92,813                 $89,726
       12/31/1997                    $91,635                 $91,889
        1/31/1998                    $88,446                 $84,682
        2/28/1998                    $95,912                 $93,521
        3/31/1998                    $99,893                 $97,579
        4/30/1998                   $100,327                 $96,516
        5/31/1998                    $88,532                 $83,289
        6/30/1998                    $80,845                 $74,553
        7/31/1998                    $84,345                 $76,916
        8/31/1998                    $59,302                 $54,677
        9/30/1998                    $60,325                 $58,145
       10/31/1998                    $66,285                 $64,268
       11/30/1998                    $70,021                 $69,613
       12/31/1998                    $70,004                 $68,604
        1/31/1999                    $68,941                 $67,497
        2/28/1999                    $69,912                 $68,154
        3/31/1999                    $77,436                 $77,136
        4/30/1999                    $87,270                 $86,679
        5/31/1999                    $86,025                 $86,175
        6/30/1999                    $93,900                 $95,955
        7/31/1999                    $91,746                 $93,349
        8/31/1999                    $91,000                 $94,198
        9/30/1999                    $87,241                 $91,010
       10/31/1999                    $90,264                 $92,948
       11/30/1999                    $98,662                $101,282
       12/31/1999                   $116,039                $114,163
        1/31/2000                   $117,029                $114,844
        2/29/2000                   $119,917                $116,360
        3/31/2000                   $119,583                $116,928
        4/30/2000                   $107,973                $105,844
        5/31/2000                   $102,813                $101,468
        6/30/2000                   $107,490                $105,043
        7/31/2000                   $102,163                 $99,640
        8/31/2000                   $104,378                $100,130
        9/30/2000                    $94,654                 $91,387
       10/31/2000                    $87,295                 $84,761
       11/30/2000                    $79,706                 $77,350
       12/31/2000                    $82,869                 $79,218
        1/31/2001                    $95,078                 $90,126
        2/28/2001                    $86,514                 $83,069
        3/31/2001                    $77,332                 $74,910
        4/30/2001                    $81,396                 $78,612
        5/31/2001                    $82,790                 $79,550
        6/30/2001                    $81,105                 $77,917
        7/31/2001                    $75,497                 $72,993
        8/31/2001                    $74,144                 $72,273
        9/30/2001                    $63,426                 $61,087
       10/31/2001                    $68,153                 $64,878
       11/30/2001                    $76,390                 $71,651
       12/31/2001                    $82,645                 $77,339

6/30/95 = $100,000

DATA THROUGH 12/31/01

TOP TEN EQUITY HOLDINGS
AS OF DECEMBER 31, 2001

                                                        PERCENTAGE OF
                                                         NET ASSETS
---------------------------------------------------------------------
Samsung Electronics                                          3.4%
China Mobile Ltd.                                            3.2
Petroleo Brasileiro S.A., Preferred                          2.6
Anglo American PLC                                           2.5
Tele Norte Leste Participacoes S.A., ADR                     1.9
Taiwan Semiconductor Manufacturing Co.                       1.9%
United Microelectronics Corp., Ltd.                          1.6
Kookmin Bank                                                 1.6
Telefonos de Mexicano S.A., Series L                         1.6
America Movil S.A. de CV                                     1.6
---------------------------------------------------------------------
Total                                                       21.9%

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

--------------------------------------------------------------------------------

BRINSON EMERGING MARKETS EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                           SHARES              VALUE
                                                         -----------        ------------
EQUITIES -- 93.38%
ARGENTINA --  0.62%
Cresud S.A.C.I.F.y A. .................................      600,826        $    438,603
Impsat Fiber Networks, Inc. (b) .......................        9,400               1,645
IRSA Inversiones y Representaciones
   S.A., Class B, (b) .................................      363,193             265,131
Telecom Argentina S.A. ................................      108,700             708,724
Telecom Argentina S.A., Class B .......................      110,881             200,694
                                                                            ------------
                                                                               1,614,797
                                                                            ------------
BRAZIL -- 11.49%
Banco Bradesco S.A., Preferred ........................  297,705,997           1,610,615
Banco Itau S.A., Preferred ............................   15,700,000           1,195,864
Brasil Telecom Participacoes S.A. .....................       13,100             543,388
Centrais Electricas Brasileiras S.A. ..................   31,350,000             451,831
Centrais Electricas Brasileiras S.A.,
   Preferred B ........................................   11,200,000             151,240
Cia de Saneamento Basica S.A. .........................   10,895,331             622,456
Cia Energetica de Minas Gerais,
   Preferred ..........................................   52,648,188             751,954
Cia Vale Do Rio Doce, Preferred A .....................       54,150           1,258,539
Coelce, Preferred A ...................................  387,665,500             771,807
Companhia de Bebidas das Americas,
    ADR ...............................................       80,800           1,639,432
Companhia de Bebidas das Americas .....................    4,170,000             859,087
Eletricidade Sao Paulo, Preferred .....................   25,762,606             869,718
Empresa Bras de Aeronautica ...........................       29,000             641,770
Petroleo Brasileiro S.A. ..............................      101,000           2,294,521
Petroleo Brasileiro S.A., Preferred ...................      304,420           6,739,270
Tele Norte Leste Participacoes S.A. ...................        7,611                 100
Tele Norte Leste Participacoes S.A., ADR ..............      314,735           4,919,308
Tele Norte Leste Participacoes S.A.,
   Preferred ..........................................  106,011,953           1,674,718
Telecentro Oeste Celular, ADR .........................       25,000             175,000
Telecentro Oeste Celular, Preferred ...................   90,900,000             212,447
Telecentro Sul, Preferred .............................  136,885,300           1,078,849
Telemig Celular Participacoes S.A.,
   Preferred ..........................................  194,336,146             352,421
Usinas Siderurgicas de Minas Gerais S.A. ..............      406,400           1,145,061
                                                                            ------------
                                                                              29,959,396
                                                                            ------------
CHILE -- 0.73%
Cia de Telecomunicaciones de Chile S.A.,
    ADR (b) ...........................................       65,470             881,226
Embotelladora Andina S.A., Class B, ADR ...............       25,200             199,080
Empresa Nacional de Electricidad S.A.,
   ADR ................................................       25,564             265,355
Genesis Chile Fund (b)(c) .............................       20,000             570,000
                                                                            ------------
                                                                               1,915,661
                                                                            ------------
CZECH REPUBLIC -- 0.76%
Ceske Energeticke Zavody A.S. .........................      198,000             431,748
Komercni Banka A.S. (b) ...............................       34,035             991,574
Komercni Banka A.S., GDR (b) ..........................       61,100             568,230
                                                                            ------------
                                                                               1,991,552
                                                                            ------------

                                                             SHARES             VALUE
                                                             -------         -----------
HONG KONG -- 6.44%
Brilliance China Automotive ...........................    8,724,500        $  1,599,922
China Petroleum & Chemical Corp. ......................    8,769,000           1,203,251
China Mobile Ltd. .....................................    2,347,500           8,263,619
Chinatrust Resources Beijing Land .....................    3,981,000             781,099
Citic Pacific Ltd. ....................................      960,000           2,135,959
Huaneng Power International, Inc., Class H ............      308,000             185,640
Huaneng Power International, Inc., Class N,
   ADR ................................................       34,200             824,220
Legend Holdings Ltd. ..................................    1,758,000             896,145
Yanzhou Coal Mining Co., Ltd., Class H ................    2,828,400             897,715
                                                                            ------------
                                                                              16,787,570
                                                                            ------------
HUNGARY -- 2.34%
First Hungary Fund Ltd. (b)(c) ........................          164             262,529
Magyar Tavkozlesi Rt. .................................      313,898           1,033,780
MOL Magyar Olaj-es Gazipari Rt. .......................       50,365             910,912
OTP Bank Rt. (b) ......................................       37,158           2,231,143
OTP Bank Rt. GDR (b) ..................................        8,920             550,810
Richter Gedeon Rt. ....................................       20,312           1,112,450
                                                                            ------------
                                                                               6,101,624
                                                                            ------------
INDIA -- 5.50%
Bajaj Auto Ltd. (c) ...................................        5,915              46,485
Bharat Heavy Electricals ..............................      171,489             500,028
Corporation Bank ......................................      123,327             350,006
EIH Ltd. ..............................................           12                  57
HCL Technologies Ltd. .................................       57,400             326,520
Hindalco Industries Ltd., GDR .........................       55,680             738,782
Hindustan Lever Ltd., Demat ...........................      356,362           1,652,849
Housing Development Finance Corp. .....................       65,214             896,726
India I T Fund (b) ....................................      217,758           2,504,217
India IMCI Fund .......................................      147,000             220,500
Infosys Technologies Ltd. .............................       17,700           1,495,287
ITC Ltd. ..............................................       65,300             916,529
Larsen & Toubro Ltd. ..................................      107,000             424,716
Morgan Stanley India Investment Fund,
   Inc. ...............................................       18,975             164,134
National Aluminium Co., Ltd. ..........................           50                  51
Ranbaxy Laboratories Ltd. .............................       55,100             788,849
Reliance Industries Ltd. ..............................      189,480           1,199,084
Satyam Computer Services ..............................      199,600             978,131
SSI Ltd. ..............................................          300               1,262
State Bank Of India Ltd. ..............................      116,950             442,746
State Bank of India Ltd. GDR ..........................       25,000             206,250
Steel Authority Of India ..............................          100                  10
Wipro Ltd. ............................................       14,400             478,557
                                                                            ------------
                                                                              14,331,776
                                                                            ------------
INDONESIA -- 1.48%
Astra International (b) ...............................    2,958,000             554,625
Gudang Garam (b) ......................................      980,000             815,096
Indosat (Persero) Tbk .................................    1,400,500           1,272,570
PT Bank Dagang Nasional (b) ...........................        1,062                  --
Telekomunikasi ........................................    3,920,200           1,206,215
                                                                            ------------
                                                                               3,848,506
                                                                            ------------

--------------------------------------------------------------------------------
38

BRINSON EMERGING MARKETS EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                           SHARES              VALUE
                                                         -----------        ------------
ISRAEL -- 2.77%
Advanced Vision Technology (b) ........................       13,297        $     30,783
Bank Hapoalim Ltd. ....................................      544,673           1,172,800
Bezeq Israeli Telecommunications
   Corp., Ltd. (b) ....................................      753,827           1,018,316
Check Point Software Technologies (b) .................       62,850           2,507,086
Teva Pharmaceutical Industries Ltd. ...................       13,600             835,050
Teva Pharmaceutical Industries Ltd., ADR ..............       26,730           1,647,370
                                                                            ------------
                                                                               7,211,405
                                                                            ------------
KOREA -- 15.76%
Atlantis Korean Smaller Cos. (c) ......................      182,441           3,147,107
Hyundai Motor Co., GDR, 144A (b) ......................       35,116             358,183
Hyundai Motor Co., Ltd. ...............................       93,038           1,905,384
Kookmin Bank ..........................................      109,276           4,143,087
Korea Electric Power Corp. ............................       94,210           1,556,419
Korea Telecom Corp. ...................................      152,650           3,103,374
Korea Tobacco & Ginseng Corp., 144A ...................      175,000           1,356,250
LG Chemical Ltd. (b) ..................................       75,928           1,257,277
Pohang Iron & Steel Co., Ltd. .........................       23,710           2,422,445
Samsung Display Devices Co. ...........................       26,210           1,157,351
Samsung Electronics ...................................       42,108           8,944,143
Samsung Electronics, Preferred ........................       15,320           1,323,807
Samsung Securities Co., Ltd. (b) ......................       72,699           2,648,380
Sejong Securities Co., Ltd. (b) .......................        7,260              21,225
Shinhan Financial (b) .................................      123,980           1,656,528
SK Corp. ..............................................       96,237           1,095,351
SK Telecom Co., Ltd. ..................................        8,000           2,154,610
SK Telecom Co., Ltd., ADR .............................      131,464           2,842,252
                                                                            ------------
                                                                              41,093,173
                                                                            ------------
MALAYSIA -- 3.66%
Genting BHD ...........................................      454,600           1,256,132
IOI Corporated Bhd ....................................      856,000             865,010
Malayan Banking Bhd ...................................    1,104,236           2,411,884
Malaysian International Shipping
   Bhd (Frgn.) ........................................      298,000             541,105
Public Bank Bhd (Frgn.) ...............................    2,503,500           1,759,038
Sime Darby Bhd ........................................    1,190,000           1,534,474
Tanjong PLC ...........................................      524,000           1,172,105
                                                                            ------------
                                                                               9,539,748
                                                                            ------------
MEXICO -- 10.67%
America Movil S.A. de CV, (b) .........................    4,254,744           4,102,300
America Movil S.A. de CV, ADR .........................       42,400             825,952
Consorcio ARA S.A. de C.V. (b) ........................      647,781           1,148,109
Cemex S.A. CPO NPV ....................................      507,845           2,547,949
Cemex S.A. de C.V., Warrants (b) ......................       52,000              21,552
Coca-Cola Femsa S.A,ADR ...............................       38,000             762,660
Fomento Economico Mexicano S.A.
   de C.V., UBD Units .................................      570,400           1,953,489
Grupo Aeroportuario de Sureste S.A. (b) ...............       53,700             826,980
Grupo Financiero Bancomer S.A.
   de C.V. (b) ........................................    3,150,000           2,885,968
Grupo Imsa S.A. de C.V. ...............................      351,700             370,554
Grupo Imsa S.A. de C.V., ADR ..........................        5,300              49,926
Grupo Televisa S.A., Series CPO (b) ...................      897,670           1,899,416
Organizacion Soriana S.A. de C.V. (b) .................      279,000             754,671
Telefonos de Mexicano S.A., Series L ..................    2,384,744           4,127,817

                                                           SHARES              VALUE
                                                         -----------        ------------
Telefonos de Mexicano S.A.,
   Series L, ADR ......................................      111,400        $  3,901,228
Tubos de Acero de Mexico S.A., ADR ....................       28,920             258,545
Walmart de Mexico Ser V ...............................      506,219           1,380,321
                                                                            ------------
                                                                              27,817,437
                                                                            ------------
PHILIPPINES -- 0.93%
Manila Electric Co., Class B (b) ......................    1,019,100             582,625
SM Prime Holdings, Inc. ...............................   15,000,100           1,831,408
                                                                            ------------
                                                                               2,414,033
                                                                            ------------
POLAND -- 1.56%
Bank Pekao S.A. (b) ...................................      108,310           2,189,659
Elektrim Spolka Akcyjna S.A. (b) ......................       97,410             220,591
Telekomunikacja Polska S.A. (b) .......................        8,100              28,693
Telekomunikacja Polska S.A., GDR (b) ..................      383,179           1,341,126
Telekomunikacja Polska S.A., GDR, 144A (b) ............       78,506             278,092
                                                                            ------------
                                                                               4,058,161
                                                                            ------------
ROMANIA -- 0.38%
Romanian Investment Fund (b)(c) .......................        1,950             981,377
                                                                            ------------
RUSSIA -- 4.56%
Framlington Russia Investment Fund (b)(c) .............        9,721              54,049
JSC Mining & Smelting Company Norilsk
   Nickel, ADR (b) ....................................       77,700           1,263,223
LUKoil Holding Co. ....................................       23,800             291,074
Nizhegorodsvyazinform .................................      123,333             112,233
RAO Unified Energy Systems ............................    3,510,000             552,123
RAO Unified Energy Systems, GDR .......................       91,900           1,407,438
Surgutneftegaz ........................................       93,200           1,864,000
Surgutneftegaz, Preferred .............................    6,985,100           1,397,020
YUKOS Corp., ADR ......................................       49,400           3,872,763
YUKOS Corp. ...........................................      204,700           1,064,440
                                                                            ------------
                                                                              11,878,363
                                                                            ------------
SOUTH AFRICA -- 9.15%
ABSA Group Ltd. .......................................      773,632           2,263,817
Anglo American Platinum Corp., Ltd. ...................       64,700           2,410,001
Anglo American PLC ....................................      430,858           6,580,507
Anglogold Ltd. ........................................       21,117             742,924
Bidvest Group Ltd. (b) ................................       98,567             363,207
BOE Ltd. ..............................................    1,122,465             354,660
Dimension Data Holdings PLC (b) .......................      436,355             523,844
Impala Platinum Holdings Ltd. .........................       51,010           2,391,665
Investec Bank Ltd. ....................................       23,500             313,464
M-Cell Ltd. ...........................................      320,000             352,147
Metro Cash & Carry Ltd. (b) ...........................    1,160,343             212,818
Old Mutual PLC ........................................      481,500             604,133
Pick 'n Pay Stores Ltd. ...............................      133,445             120,151
Remgro Ltd. ...........................................      116,800             632,930
Sanlam Ltd. ...........................................      784,700             601,200
Sappi Ltd. ............................................       57,403             574,269
Sasol Ltd. ............................................      152,112           1,336,607
South African Breweries PLC ...........................      299,400           1,971,872
Standard Bank Investment Corp., Ltd. ..................      580,803           1,510,717
                                                                            ------------
                                                                              23,860,933
                                                                            ------------

--------------------------------------------------------------------------------

BRINSON EMERGING MARKETS EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                           SHARES              VALUE
                                                         -----------        ------------

TAIWAN -- 8.28%
Advanced Semiconductor Engineering,
   Inc. (b) ...........................................    1,295,000        $  1,202,844
Ambit Microsystems Corp. ..............................      117,699             541,570
China Steel Corp. .....................................    2,701,364           1,053,833
Chinatrust Commercial Bank ............................    3,164,196           1,899,060
Compal Electronics, GDR ...............................      112,000             649,600
Compal Electronics ....................................      565,000             713,718
Delta Electronics, Inc. ...............................      950,825           1,644,039
Formosa Plastics Corp. ................................      741,900             680,623
Hon Hai Precision Industry ............................      323,328           1,478,493
Nan Ya Plastics Corp. .................................    1,037,433             794,604
Siliconware Precision Industries Co. (b) ..............        5,656               4,995
Taiwan Cellular Corp. (b) .............................      538,621             720,419
Taiwan Semiconductor Manufacturing
   Co. (b) ............................................    1,958,495           4,897,637
United Microelectronics Corp., Ltd. (b) ...............    2,891,870           4,215,072
Via Technologies, Inc. ................................          300               1,217
Yuanta Core Pacific Securities Corp. (b) ..............    1,566,100           1,078,680
                                                                            ------------
                                                                              21,576,404
                                                                            ------------
THAILAND -- 1.74%
Arisaig MCL Thai Recovery Fund (b) ....................       82,508             892,737
Bangkok Bank Public Co., Ltd. (b) .....................      511,500             569,554
Ruang Khao Fund (b) ...................................    1,549,000             166,702
Siam Cement Public Co., Ltd. (b) ......................       36,600             436,916
Thai Euro Fund (b)(c) .................................       26,000             123,500
Thai Farmers Bank Public Co., Ltd.
   (Frgn.) (b) ........................................    1,346,400             663,611
Thailand International Fund (b) .......................          193             993,950
Total Access Communication Public Co.,
   Ltd. (b) ...........................................      490,000             695,800
                                                                            ------------
                                                                               4,542,770
                                                                            ------------
TURKEY -- 3.10%
Akbank T.A.S. .........................................  422,616,789           1,336,108
Alcatel TeletasTelekomunikasyon (b) ...................   21,272,800             266,824

                                                           SHARES              VALUE
                                                         -----------        ------------
Anadolu Efes Biracilik ve Malt Sanayii
   A.S. (b) ...........................................   22,684,306        $    561,261
Cukurova Elektrik A.S. (b) ............................      244,000              81,333
Efes Sinai Yatrim Holding A.S. (b)(c) .................    2,210,000               4,936
Enka Holding Yatirim A.S. .............................   12,122,987             854,025
Hurriyet Gazeteci (b) .................................  236,662,000             666,883
Trakya Cam Sanayii A.S. ...............................  203,398,664             712,944
Tupras-Turkiye Petrol Rafinerileri A.S. ...............  203,572,626           1,713,927
Turkiye Garanti Bankasi A.S. (b) ......................  657,231,706           1,197,020
Vestel Elektronik Sanayi ve Ticaret A.S. (b) ..........  266,303,500             677,198
                                                                            ------------
                                                                               8,072,459
                                                                            ------------
REGIONAL -- 1.46%
Mees Pier Central Asia Regional
   Growth Fund (c) ....................................       97,150             121,438
First NIS Regional Fund, (b) ..........................       13,000              65,000
The Korea Asia Fund, Inc. .............................       76,405             993,265
Oryx Fund (b)(c) ......................................       62,000             639,840
Peregrine Kazakhstan Fund (c) .........................      160,000             180,800
Regent Balkan Fund (b) ................................      115,000             769,350
Societe Generale Arab Fund (c) ........................       16,000             608,000
Societe Generale Ladenburg Thalmann (c) ...............       10,169             447,436
                                                                            ------------
                                                                               3,825,129
                                                                            ------------
Total Equities (Cost $248,976,123) ....................                      243,422,274
                                                                            ------------
SHORT-TERM INVESTMENTS -- 5.63%
OTHER -- 5.63%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $14,674,137) .................................   14,674,137          14,674,137
                                                                            ------------
Total Investments
   (Cost $263,650,260)-- 99.01% (a) ...................                      258,096,411
Liabilities, less cash and
   other assets-- 0.99% ...............................                        2,573,893
                                                                            ------------
Net Assets-- 100% .....................................                     $260,670,304
                                                                            ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $263,650,260; and net unrealized depreciation consisted of:

         Gross unrealized appreciation .......................... $ 27,610,072
         Gross unrealized depreciation ..........................  (33,163,921)
                                                                  ------------
              Net unrealized depreciation ....................... $ (5,553,849)
                                                                  ============

(b) Non-income producing security.
(c) Security is illiquid. Represents 2.76% of net assets.
% Represents a percentage of net assets.
ADR: American Depositary Receipt.
GDR: Global Depositary Receipt.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $1,912,434 or 0.73% of net assets.

--------------------------------------------------------------------------------
40

                 BRINSON EMERGING MARKETS EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001

--------------------------------------------------------------------------------

EQUITY SWAP CONTRACTS

Brinson Emerging Markets Equity Fund has entered into equity swap contracts as of December 31, 2001. These swaps serve to reduce the Fund's exposure to short-term investments, as a percentage of net assets, from 5.63% to 0.95% and increase the Fund's exposure to various countries. The following reflects the open swap positions as of December 31, 2001, aggregated by country exposure.

                                                            % OF             NET             % OF                            % OF
                                        NOTIONAL            NET          UNREALIZED          NET           MARKET            NET
COUNTRY        MATURITY DATES           AMOUNTS            ASSETS        GAIN (LOSS)        ASSETS        EXPOSURE          ASSETS
-------       -----------------       -----------         -------        -----------        ------       -----------        ------
Korea         04/24/02-04/26/02       $ 3,003,517            1.15%       $  831,526          0.32%       $ 3,835,043         1.47%
Taiwan        10/09/02-11/15/02         9,203,309            3.53         3,081,511          1.18         12,284,820         4.71
                                      -----------            ----        ----------          ----        -----------         ----
                                      $12,206,826            4.68%       $3,913,037          1.50%       $16,119,863         6.18%
                                      ===========            ====        ==========          ====        ===========         ====

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.               41

BRINSON U.S. CASH MANAGEMENT PRIME FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Brinson U.S. Cash Management Prime Fund returned 4.2%, outperforming its benchmark, the Salomon Smith Barney 1-Month Treasury Bill Rate, which returned 3.7% during the same period.

A year of rough economic news, including the end of the longest peacetime expansion in U.S. history followed by a sharp recession, was given a further jolt in the fall when energy giant Enron filed for bankruptcy. In January, the Federal Reserve (the "Fed") attempted to steer the economy into a soft landing by cutting the Fed funds rate twice. This initial easing started an unprecedented series of rate cuts. The Fed lowered rates 11 times in 2001, bringing the key rate down from 6.50% to 1.75%.

A string of negative news prompted these cuts. Throughout the year, the Institute for Supply Management recorded an index of less than 50, signifying contraction in manufacturing. Through December, the ISM had recorded 18 consecutive months of scores under 50. The manufacturers' woes spread throughout the economy, as stocks continued to fall and weekly unemployment claims began to swell. After September 11, the economy was battered and consumer spending and confidence, strong through most of the year, began to wane. The nation's real gross domestic product (GDP) fell 1.3% in the third quarter.

During the fourth quarter, Enron restated its earnings, calling into question its accounting practices and sending the company's stock price into a tailspin. The company declared bankruptcy, adding to the list of high profile companies that would take such action during the second half of 2001.

Despite historically low short-term rates, the Fund's return exceeded its benchmark. Throughout the year, the Fund maintained a barbell strategy, which primarily consisted of floating rate securities and commercial paper combined with U.S. Treasury, agency and corporate notes. The Fund's barbell strategy enabled it to capture return by investing in securities with higher yields on the short end, which also protected against future Fed funds rate decreases. As the yield curve steepened and the bias for interest rate easing diminished, the barbell structure was maintained. The purchase of longer maturities resulted in achieving yield, while the shorter, floating rate items protected against future Fed fund rate increases.

Looking ahead, we maintain a cautious outlook for an economic recovery, although we believe the economy will be more sluggish in the first half of 2002 than in the second half. Building on a surprise positive GDP number of 0.2% in the fourth quarter, when most economists expected further contraction, an economic recovery has a number of factors in its favor. Consumer spending has remained the bright spot in a dismal economy, mortgage refinancing continues strongly and business inventories have shrunk from bloated levels. Should extraordinary events overseas or at home not derail the recovery, and if questions about corporate reporting and accounting do not become an investor confidence crisis, we believe the economy should rebound slowly.

--------------------------------------------------------------------------------
42

              BRINSON U.S. CASH MANAGEMENT PRIME FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001

--------------------------------------------------------------------------------

                                                           SHARES              VALUE
                                                          --------            -------
SHORT-TERM INVESTMENTS -- 100.00%
OTHER -- 100.00%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $791,345,588) ................................  791,345,588        $791,345,588
Liabilities, less cash and
   other assets-- (0.00%) .............................                          (13,661)
                                                                            ------------
Net Assets-- 100% .....................................                     $791,331,927
                                                                            ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.               43

BRINSON SHORT-TERM FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Brinson Short-Term Fund returned 5.3%, outperforming its benchmark, the London Interbank Offered Rate (LIBOR) 30-Day which returned 4.2% during the same period.

The Federal Reserve (the "Fed") took center stage during the past fiscal year as it eased rates aggressively, first in an attempt to help a sputtering economy, then to pull the nation out of a recession. During 2001, the Fed cut the Fed Funds rate an unprecedented 11 times, lowering the key rate from 6.50% to 1.75%. These efforts, however, were not enough to prevent a recession.

On the heels of the September 11 terrorist attacks, the nation's real GDP declined 1.3%. Throughout the year, corporate earnings declined, bloated inventories were reduced and the unemployment rate rose. The events in September had a particularly harsh effect on the economy as airlines and tourism-related industries suffered severe losses.

During the last quarter, however, consumer confidence began to pick up along with stock prices. Energy prices and the rate of inflation remained low, and manufacturing--in the midst of an 18-month recession of its own--began to inch away from contraction. At year-end, the rate of new unemployment claims began to fall and the Fed signaled that it might be near the end of its easing cycle. Finally, the preliminary real GDP numbers for the fourth quarter surprised economists, advancing 0.2% when another decline was expected.

All of this activity did not bode well for short-duration investment yields, which fell throughout the fiscal year. We maintained a barbell approach during this time, investing in shorter paper for liquidity while investing in six-month through one-year debt to take advantage of the steepening money market yield curve. During this time, agency and Treasury securities outperformed investment grade corporate securities, as investors sought credit quality.

Looking forward, we will seek opportunities to add floating rate securities in anticipation of an economic recovery. It is expected that the Fed will hold rates through much of 2002, with monetary and fiscal stimulus and lower energy costs helping to put the economy back on its feet. This outlook is cautiously optimistic, as events overseas or at home could delay a recovery. Another sign to watch for is investor confidence, which was compromised after Enron and other large corporations announced bankruptcies and questions surrounding corporate accounting practices came to light. Barring more major negative developments we expect that the economy will gain strength while inflation remains tame throughout the year.

--------------------------------------------------------------------------------
44

BRINSON SHORT-TERM FUND

--------------------------------------------------------------------------------

TOTAL RETURN

                                       6 months        1 year        3 years      Annualized
                                         ended          ended         ended        12/31/98*
                                       12/31/01       12/31/01      12/31/01      to 12/31/01
---------------------------------------------------------------------------------------------
BRINSON SHORT-TERM FUND                    1.95%          5.27%         5.93%        5.93%
---------------------------------------------------------------------------------------------
LIBOR (30-Day)                             1.56           4.22          5.45         5.45
---------------------------------------------------------------------------------------------

* INCEPTION DATE OF BRINSON SHORT-TERM FUND.
ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in Brinson Short-Term Fund and the LIBOR (30-Day) if you had invested $100,000 on December 31, 1998. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON SHORT-TERM FUND VS. LIBOR (30-DAY)
[CHART]

                             Brinson
                           Short-Term Fund       LIBOR (30-Day)
       12/31/1998            $100,000               $100,000
        1/31/1999            $100,392               $100,436
        2/28/1999            $100,798               $100,822
        3/31/1999            $101,241               $101,253
        4/30/1999            $101,619               $101,669
        5/31/1999            $102,080               $102,098
        6/30/1999            $102,549               $102,519
        7/31/1999            $103,021               $102,981
        8/31/1999            $103,404               $103,442
        9/30/1999            $103,898               $103,905
       10/31/1999            $104,419               $104,388
       11/30/1999            $104,924               $104,859
       12/31/1999            $105,557               $105,444
        1/31/2000            $106,030               $105,973
        2/29/2000            $106,543               $106,475
        3/31/2000            $107,165               $107,018
        4/30/2000            $107,621               $107,565
        5/31/2000            $108,253               $108,148
        6/30/2000            $108,912               $108,747
        7/31/2000            $109,517               $109,369
        8/31/2000            $110,129               $109,993
        9/30/2000            $110,966               $110,600
       10/31/2000            $111,631               $111,231
       11/30/2000            $112,181               $111,844
       12/31/2000            $112,935               $112,500
        1/31/2001            $113,709               $113,135
        2/28/2001            $114,408               $113,625
        3/31/2001            $115,030               $114,135
        4/30/2001            $115,580               $114,618
        5/31/2001            $116,157               $115,055
        6/30/2001            $116,620               $115,444
        7/31/2001            $117,085               $115,828
        8/31/2001            $117,543               $116,202
        9/30/2001            $117,934               $116,549
       10/31/2001            $118,314               $116,813
       11/30/2001            $118,654               $117,036
       12/31/2001            $118,890               $117,249

12/31/98 = $100,000                                      DATA THROUGH 12/31/01


FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

--------------------------------------------------------------------------------

                              BRINSON SHORT-TERM FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------         -----------
SHORT-TERM INVESTMENTS -- 99.54%

COMMERCIAL PAPER -- 99.53%
Abbott Laboratories
   1.780%, due 01/11/02 ...............................   $1,000,000         $   999,550
   1.850%, due 01/23/02 ...............................    1,000,000             998,970
Albertson's Inc.
   2.850%, due 01/07/02 ...............................    1,650,000           1,649,538
American Electric Power Co., 144A
   2.900%, due 02/08/02 ...............................    1,500,000           1,496,820
Associates Corp. of North America
   2.220%, due 05/17/02 ...............................    1,000,000           1,000,633
Barclays U.S. Funding Corp.
   1.800%, due 01/04/02 ...............................    1,000,000             999,900
Centex Corp.
   2.500%, due 01/10/02 ...............................      400,000             399,792
Corning, Inc.
   3.000%, due 01/23/02 ...............................    1,000,000             998,800
Cox Communications, Inc., 144A
   2.600%, due 01/11/02 ...............................      423,000             422,780
Eastman Kodak Co.
   3.250%, due 01/16/02 ...............................    1,500,000           1,498,935
Emerson Electric Co., 144A
   1.840%, due 01/18/02 ...............................    1,000,000             999,180
Ford Credit Auto Owner Trust
   2.008%, due 08/15/04 ...............................    1,000,000           1,000,121
Ford Motor Credit Co.
   3.919%, due 02/28/02 ...............................    1,500,000           1,508,827
General Mills, Inc., 144A
   2.429%, due 01/15/02 ...............................    1,000,000             999,280
   2.500%, due 01/08/02 ...............................    1,000,000             999,670
Giro Funding U.S. Corp.
   1.740%, due 01/04/02 ...............................      516,000             515,887
Giro Multi-Funding Corp., 144A
   1.990%, due 01/22/02 ...............................    1,000,000             998,980
Household Finance Corp.
   2.550%, due 08/07/03 ...............................      700,000             699,642
Lloyds TSB Bank
   1.944%, due 02/01/02 ...............................    1,000,000           1,003,125
Norcen Energy Resources Ltd.
   4.844%, due 07/02/02 ...............................      780,000             794,479
Parthenon Receivables Funding LLC, 144A
   2.000%, due 01/11/02 ...............................    1,000,000             999,541

                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------         -----------
Philip Morris Cos., Inc.
   1.820%, due 01/17/02 ...............................   $  700,000         $   699,468
Pitney Bowes, Inc.
   1.000%, due 01/02/02 ...............................    1,000,000             999,891
Quincy Capital Corp., 144A
   1.770%, due 01/10/02 ...............................    1,000,000             999,600
Safeway, Inc., 144A
   2.500%, due 01/15/02 ...............................      528,000             527,604
Sprint Capital Corp., 144A
   2.900%, due 01/15/02 ...............................    1,000,000             999,250
Sunoco, Inc.
   2.900%, due 01/17/02 ...............................      300,000             299,748
Time Warner Entertainment Co. LP
   2.211%, due 01/10/02 ...............................    1,100,000           1,099,428
Tyco International Group S.A., 144A
   2.201%, due 01/08/02 ...............................    1,000,000             999,680
Ultramar Credit Corp.
   4.281%, due 07/01/02 ...............................    1,500,000           1,542,033
Variable Funding Capital Corp., 144A
   1.900%, due 01/14/02 ...............................    1,000,000             999,390
Verizon Global Funding Corp., 144A
   1.820%, due 01/10/02 ...............................    1,000,000             999,590
Visteon Corp., 144A
   3.400%, due 01/24/02 ...............................    1,500,000           1,498,110
Walt Disney Co.
   2.604%, due 01/30/02 ...............................    1,605,000           1,602,608
Williams Holdings, Inc.
   3.200%, due 04/19/02 ...............................    1,500,000           1,490,865
                                                                             -----------
                                                                              35,741,715
                                                                             -----------

                                                            SHARES
                                                          ----------
INVESTMENT COMPANIES -- 0.01%
JPMorgan U.S. Government
   Money Market Fund ..................................        1,650               1,650
                                                                             -----------
Total Short-Term Investments
   (Cost $35,710,636)-- 99.54% (a) ....................                       35,743,365
Cash and other assets,
   less liabilities -- 0.46% ..........................                          165,640
                                                                             -----------
Net Assets -- 100% ....................................                      $35,909,005
                                                                             ===========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $35,710,636; and net unrealized appreciation consisted of:

         Gross unrealized appreciation ...............................  $32,829
         Gross unrealized depreciation ...............................     (100)
                                                                        -------
              Net unrealized appreciation ............................  $32,729
                                                                        =======

% Represents a percentage of net assets.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 2001, the value of these securities amounted to $13,939,475; or 38.82% of net assets.

--------------------------------------------------------------------------------
46              See accompanying notes to financial statements.

BRINSON U.S. BOND FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Brinson U.S. Bond Fund advanced 8.9%. The Fund's benchmark, the Salomon Smith Barney Broad Investment Grade
(BIG) Bond Index advanced 8.5%.

Persistent evidence of weakness in the U.S. economy led the Federal Reserve to cut overnight interest rates by 3% in the first eight months of the year. The events of September 11 hit the economy at a very fragile time, leading the Federal Reserve to ease interest rates even further. Liquidity dried up in most fixed income markets immediately after the terrorist attacks, and slowly returned to normal beginning with the most liquid, higher quality sectors. By the end of the year, after 11 interest rate cuts by the Federal Reserve totaling 4.75%, the yield curve had drastically steepened.

Non-Treasury securities (spread sectors) outperformed Treasurys for the year. Corporate bonds provided the best performance of these spread sectors, outperforming equal duration Treasurys by 254 basis points. High initial spreads, aggressive interest rate easing and a steepening yield curve were sufficient to counterbalance negative earnings announcements and credit deterioration.

All three elements of our active strategy added positively to performance for the year: issue selection, sector allocation and duration/yield curve management. Issue selection within the mortgage sector was a strong source of performance throughout the year. Sector selection benefited from an overweight to corporate bonds early in the year and also from owning shorter duration mortgages than the benchmark. Our longer-than-benchmark duration strategy during select times in the second half of the year also positively added to performance.

--------------------------------------------------------------------------------

BRINSON U.S. BOND FUND

--------------------------------------------------------------------------------

TOTAL RETURN

                                                6 months       1 year
                                                  ended         ended       4/30/00*
                                                12/31/01      12/31/01     to 12/31/01
--------------------------------------------------------------------------------------
BRINSON U.S. BOND FUND                             5.33%         8.90%       10.70%
--------------------------------------------------------------------------------------
Salomon Smith Barney (BIG) Bond Index              4.73          8.52        10.92
--------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF BRINSON U.S. BOND FUND.
ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in Brinson U.S. Bond Fund and Salomon Smith Barney (BIG) Bond Index if you had invested $100,000 on April 30, 2000. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON U.S. BOND FUND VS. SALOMON SMITH BARNEY (BIG) BOND INDEX+
[CHART]
                        BRINSON U.S.        SALOMON SMITH BARNEY
                         BOND FUND            (BIG) BOND INDEX
        4/30/2000        $100,000                  $100,000
        5/31/2000         $99,620                   $99,910
        6/30/2000        $101,859                  $101,998
        7/31/2000        $102,681                  $102,926
        8/31/2000        $103,719                  $104,398
        9/30/2000        $104,640                  $105,108
       10/31/2000        $105,057                  $105,781
       11/30/2000        $107,034                  $107,494
       12/31/2000        $108,829                  $109,526
        1/31/2001        $110,394                  $111,333
        2/28/2001        $111,554                  $112,324
        3/31/2001        $112,118                  $112,908
        4/30/2001        $111,287                  $112,378
        5/31/2001        $111,992                  $113,108
        6/30/2001        $112,520                  $113,481
        7/31/2001        $115,488                  $116,103
        8/31/2001        $116,772                  $117,385
        9/30/2001        $118,067                  $118,832
       10/31/2001        $120,578                  $121,230
       11/30/2001        $119,194                  $119,554
       12/31/2001        $118,512                  $118,854

4/30/00 = $100,000                                        DATA THROUGH 12/31/01

TOP TEN U.S. BOND HOLDINGS
AS OF DECEMBER 31, 2001

                                                         Percentage
                                                        of Net Assets
---------------------------------------------------------------------
Federal National Mortgage
Association 6.500%, due 08/01/16                             9.8%
U.S. Treasury Note
3.625%, due 08/31/03                                         6.4
U.S. Treasury Bond
8.750%, due 05/15/17                                         5.0
U.S. Treasury Note
6.250%, due 05/15/30                                         4.5
U.S. Treasury Note
6.500%, due 02/15/10                                         4.1
U.S. Treasury Bond
8.000%, due 11/15/21                                         3.8%
Government National Mortgage
Association 6.000%, due 12/20/28                             3.3
PeopleFirst.com Auto Receivables
Owner Trust 6.430%, due 09/15/07                             2.3
Government National Mortgage
Association 7.500%, due 02/15/27                             2.0
Fannie Mae Grantor Trust, Series 01-T10,
Class A2 7.500%, due 12/25/31                                1.6
---------------------------------------------------------------------
Total                                                       42.8%

+ FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED
  SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

--------------------------------------------------------------------------------
48

                               BRINSON U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------         -----------
BONDS -- 97.28%
U.S. CORPORATE BONDS -- 19.64%
Abitibi Consolidated Finance LP
   7.875%, due 08/01/09 ...............................    $  55,000         $    54,688
Alcoa Inc. 6.000%, due 01/15/12 .......................       40,000              39,710
Amerada Hess Corp.
   6.650%, due 08/15/11 ...............................       20,000              19,915
Anadarko Finance Co.
   7.500%, due 05/01/31 ...............................       20,000              20,843
AOL Time Warner, Inc.
   6.750%, due 04/15/11 ...............................       75,000              76,856
AT&T Wireless Services Inc.
   7.875%, due 03/01/11 ...............................      100,000             106,901
Avon Products, Inc.
   7.150%, due 11/15/09 ...............................       70,000              74,437
Bank of America Corp.
   7.400%, due 01/15/11 ...............................      220,000             235,888
Bank One Corp. 7.875%, due 08/01/10 ...................       75,000              82,584
Bombardier Capital, Inc., 144A
   6.125%, due 06/29/06 ...............................       35,000              34,087
   7.300%, due 12/15/02 ...............................       60,000              62,306
Burlington Northern Santa Fe Corp.
   6.875%, due 12/01/27 ...............................       20,000              19,658
   7.082%, due 05/13/29 ...............................       40,000              40,310
Caterpillar, Inc., 6.550%, due 05/01/11 ...............       35,000              36,321
Cendent Mortgage Corp., 01-A1,  Class 3A1
   6.750%, due 04/25/31 ...............................      122,225             123,238
Cendant Corp., 144A
   6.875%, due 08/15/06 ...............................      155,000             149,720
Centex Corp., 9.750%, due 06/15/05 ....................       25,000              27,657
Chase Commercial Mortgage Securities
   Corp., 98-1, Class A2
   6.560%, due 05/18/30 ...............................      265,000             275,057
Citigroup, Inc., 7.250%, due 10/01/10 .................      260,000             278,638
Citizens Communications Co.
   9.250%, due 05/15/11 ...............................      165,000             183,621
Comcast Cable Communications
   6.750%, due 01/30/11 ...............................      100,000             100,435
Consolidated Edison, Inc.
   7.500%, due 09/01/10 ...............................      125,000             133,086
Continental Airlines, Inc., E.E.T.C.
   6.320%, due 11/01/08 ...............................      140,000             122,008
Delhaize America, Inc.
   8.125%, due 04/15/11 ...............................      120,000             131,712
Delta Airlines, Inc. 00-1, E.E.T.C.
   7.570%, due 11/18/10 ...............................       85,000              84,095
Dominion Resources, Inc., Class B
   7.625%, due 07/15/05 ...............................      165,000             175,917
Duke Energy Field Services LLC
   6.875%, due 02/01/11 ...............................       35,000              34,788
   7.875%, due 08/16/10 ...............................       60,000              63,379
   8.125%, due 08/16/30 ...............................       30,000              31,928
El Paso Energy Corp.
   7.800%, due 08/01/31 ...............................       70,000              70,642
EOP Operating Ltd.
   7.875%, due 07/15/31 ...............................       25,000              24,921
Equistar Chemicals LP
   8.750%, due 02/15/09 ...............................       70,000              67,514
   10.125%, due 09/01/08 ..............................       35,000              35,175

                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------         -----------
Erac U.S.A. Finance Co., 144A
   8.000%, due 01/15/11 ...............................   $  150,000         $   150,920
First Data Corp., 5.625%, due 11/01/11 ................       90,000              86,016
First Energy Corp.
   6.450%, due 11/15/11 ...............................       95,000              92,688
First Union National Bank
   7.800%, due 08/18/10 ...............................      120,000             131,747
Fleet Boston Financial Holdings, Inc.
   7.375%, due 12/01/09 ...............................       50,000              53,316
Ford Motor Credit Co.
   7.375%, due 02/01/11 ...............................      140,000             137,600
Ford Motor Credit Co.
   6.875%, due 02/01/06 ...............................      245,000             245,353
General Motors Acceptance Corp.
   6.125%, due 09/15/06 ...............................      145,000             143,513
   6.875%, due 09/15/11 ...............................      175,000             171,423
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11 ...............................       45,000              46,088
Harrah's Operating Co., Inc.
   7.125%, due 06/01/07 ...............................       85,000              86,013
Household Finance Corp.
   6.750%, due 05/15/11 ...............................      235,000             233,673
International Paper Co.
   6.750%, due 09/01/11 ...............................       40,000              40,448
Keycorp Capital II
   6.875%, due 03/17/29 ...............................       20,000              17,774
Kohls Corp., 7.250%, due 06/01/29 .....................       15,000              15,804
Kraft Foods, Inc., 6.500%, due 11/01/31 ...............       70,000              68,516
Kroger Co.
   6.800%, due 04/01/11 ...............................       45,000              46,155
   7.500%, due 04/01/31 ...............................       35,000              36,738
Mirant Americas Generation Inc.
   7.625%, due 05/01/06 ...............................       85,000              77,497
   9.125%, due 05/01/31 ...............................       35,000              30,134
Morgan Stanley Dean Witter & Co.
   6.750%, due 04/15/11 ...............................      120,000             122,768
News America Holdings, Inc.
   7.125%, due 04/08/28 ...............................       80,000              72,976
Nisource Finance Corp.
   7.875%, due 11/15/10 ...............................       85,000              87,968
Occidental Petroleum Corp.
   8.450%, due 02/15/29 ...............................       40,000              45,294
PDVSA Finance Ltd.
   8.500%, due 11/16/12 ...............................       25,000              22,750
Progress Energy Inc.
   7.000%, due 10/30/31 ...............................       40,000              39,418
Pure Resources Inc.
   7.125%, due 06/15/11 ...............................       45,000              43,185
Qwest Capital Funding, Inc.
   7.900%, due 08/15/10 ...............................      260,000             264,508
Rohm & Haas Co.
   7.850%, due 07/15/29 ...............................       20,000              22,275
Sempra Energy, 7.950%, due 03/01/10 ...................       95,000              98,175
Sonat, Inc., 7.625%, due 07/15/11 .....................       40,000              40,601
Sprint Capital Corp.
   7.625%, due 01/30/11 ...............................      170,000             178,559
Target Corp.
   7.000%, due 07/15/31 ...............................       80,000              84,095

--------------------------------------------------------------------------------
                                                                              49

                               BRINSON U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------         -----------
Telus Corp. 8.000%, due 06/01/11 ......................   $  165,000         $   175,093
Transocean Sedco Forex Inc.
   6.625%, due 04/15/11 ...............................       85,000              83,402
United Airlines, Inc., E.E.T.C.
   7.811%, due 10/01/09 ...............................      110,000              91,797
Valero Energy Corp.
   8.750%, due 06/15/30 ...............................       20,000              22,753
Viacom, Inc. 8.625%, due 08/01/12 .....................       75,000              86,707
Waste Management Inc.
   6.875%, due 05/15/09 ...............................       45,000              45,333
Wells Fargo Bank N.A.
   6.450%, due 02/01/11 ...............................      185,000             188,895
Williams Cos, Inc.
   7.125%, due 09/01/11 ...............................      155,000             152,215
WorldCom Inc. 7.500%, due 05/15/11 ....................      195,000             200,592
                                                                             -----------
                                                                               7,098,810
                                                                             -----------

CORPORATE MORTGAGE-BACKED SECURITIES -- 18.57%
ABN AMRO Mortgage Corp., 99-2, IA2
   6.300%, due 04/25/29 ...............................      320,000             327,862
BSCMS, 00-WF2, Class A2
   7.320%, due 10/15/32 ...............................      340,000             364,368
Bear Stearns Mortgage Securities,
   Inc., 96-7A4 6.500%, due 02/25/28 ..................       64,507              65,253
CS First Boston Mortgage Securities Corp.
   6.238%, due 02/15/34 ...............................       70,000              71,622
   7.000%, due 11/19/14 ...............................      411,553             427,599
   7.545%, due 04/15/62 ...............................      230,000             249,112
DLJ Commercial Mortgage Corp.
   7.340%, due 09/10/09 ...............................      240,000             256,812
DLJ Commercial Mortgage Corp., 99-CG1,
   Class A1B 6.460%, due 01/10/09 .....................      245,000             252,254
DLJ Commercial Mortgage Corp., 99-CG2,
   Class A1B 7.300%, due 06/10/09 .....................      305,000             326,152
First Nationwide Trust, 98-3, Class 1PPA
   6.500%, due 09/19/28 ...............................      118,122             116,829
GE Capital Mortgage Services, Inc.
   7.750%, due 02/25/30 ...............................      167,547             171,449
GS Mortgage Securities Corp., 144A
   7.500%, due 06/19/32 ...............................      185,679             195,934
Heller Financial Commercial Mortgage
   Assets, 99-PH1, Class A1
   6.500%, due 05/15/31 ...............................      565,363             588,861
LB Commercial Conduit Mortgage Trust,
   98-C4, Class A1B
   6.210%, due 10/15/35 ...............................      245,000             249,081
LB Commercial Conduit Mortgage Trust,
   99-C1, Class A1
   6.410%, due 08/15/07 ...............................      320,180             333,101
LB Commercial Conduit Mortgage Trust,
   99-C2, Class A2
   7.325%, due 10/15/32 ...............................      160,000             171,573
MMCA Automobile Trust
   7.000%, due 06/15/04 ...............................       95,000              97,504
Morgan Stanley Dean Witter Capital I,
   01-IQ Class A2
   5.330%, due 12/18/32 ...............................      150,000             147,680
Morgan Stanley Dean Witter Capital I,
   00-LIFE, Class A2
   7.570%, due 12/15/09 ...............................      355,000             385,297

                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------         -----------
Morgan Stanley Dean Witter Capital I,
   00-LIF2, Class A2
   6.960%, due 10/15/33 ...............................   $  154,804         $   163,421
Morgan Stanley Dean Witter Capital I,
   01-TOP1, Class A4 6.660%, due 02/15/33 .............      125,000             129,081
Peoplefirst.com Auto Receivables Owner
   Trust 6.430%, due 09/15/07 .........................      800,000             838,024
PNC Mortgage Acceptance Corp.
   7.330%, due 12/10/32 ...............................      105,000             112,160
Prudential Home Mortgage Securities, 94-3,
   Class A10 6.500%, due 02/25/24 .....................       40,760              41,404
Prudential Mortgage Capital Funding, LLC,
   00-ROCK, Class A2
   6.605%, due 05/10/34 ...............................       60,000              61,427
Residential Asset Securitization Trust,
   97-A7, Class A1
   7.250%, due 12/25/27 ...............................      109,867             112,959
Salomon Brothers Mortgage Securities VII,
   00-C1, Class A2
   7.520%, due 12/18/09 ...............................       95,000             102,545
Salomon Brothers Mortgage
   Securities VII, 00-C3, Class A2
   6.592%, due 12/18/33 ...............................      195,000             200,203
Structured Asset Securities Corp., 98-ALS1,
   Class 1A 6.900%, due 01/25/29 ......................      151,614             155,154
                                                                             -----------
                                                                               6,714,721
                                                                             -----------

INTERNATIONAL DOLLAR BONDS -- 2.39%
France Telecom S.A., 144A
   8.500%, due 03/01/31 ...............................       30,000              34,248
Petroleum Geo-Services
   6.625%, due 03/30/08 ...............................       15,000              13,445
   7.500%, due 03/31/07 ...............................       90,000              85,601
Telecomunicaciones de Puerto Rico, Inc.
   6.650%, due 05/15/06 ...............................      235,000             235,168
Tyco International Group S.A.
   6.750%, due 02/15/11 ...............................      130,000             130,522
   7.000%, due 06/15/28 ...............................       70,000              67,722
United Mexican States
   8.375%, due 01/14/11 ...............................       25,000              25,938
   9.875%, due 02/01/10 ...............................      165,000             184,388
Vodafone Group PLC
   7.750%, due 02/15/10 ...............................       80,000              87,864
                                                                             -----------
                                                                                 864,896
                                                                             -----------

ASSET-BACKED SECURITIES -- 1.75%
CISCE, 97-1, Class A5
   6.220%, due 03/25/04 ...............................       44,259              44,603
Peco Energy Transition Trust, 99-A3,
   Class A7 7.625%, due 03/01/10 ......................      225,000             248,166
Residential Asset Securities Corp.
   6.445%, due 03/25/28 ...............................      100,496             103,738
Vanderbilt Mortgage Finance
   8.255%, due 05/07/17 ...............................      185,000             202,061
Vanderbilt Mortgage Finance, 98-B,
   Class 1A2 6.120%, due 05/07/09 .....................       34,414              34,595
                                                                             -----------
                                                                                 633,163
                                                                             -----------

--------------------------------------------------------------------------------
50

                               BRINSON U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------         -----------
U.S. GOVERNMENT MORTGAGE-BACKED
   SECURITIES -- 30.37%
Fannie Mae Grantor Trust, 01-T10, Class A2
   7.500%, due 12/25/31 ...............................   $  557,771         $   589,536
Fannie Mae Grantor Trust
   7.125%, due 01/15/30 ...............................      420,000             467,106
   7.500%, due 06/19/41 ...............................      385,640             405,948
Federal Home Loan Mortgage Corp.
   6.000%, due 09/15/07 ...............................      128,499             131,830
   7.000%, due 10/15/13 ...............................      185,156             195,063
   7.500%, due 05/01/24 ...............................       79,669              83,025
   8.000%, due 11/01/27 ...............................      136,438             142,859
Federal Home Loan Mortgage Corp., Gold
   6.500%, due 04/01/29 ...............................      101,355             101,585
   8.000%, due 11/01/22 ...............................       28,741              30,533
Federal National Mortgage Association
   6.000%, due 03/01/28 ...............................      149,090             146,836
   6.500%, due 08/01/16 ...............................    3,467,100           3,534,511
   6.500%, due 03/01/19 ...............................      161,337             163,608
   6.500%, due 08/01/28 ...............................      119,003             119,176
   6.500%, due 09/01/28 ...............................       83,541              83,662
   6.500%, due 10/01/30 ...............................      586,643             587,496
   7.500%, due 05/01/31 ...............................      135,620             139,985
   8.000%, due 08/01/19 ...............................      110,150             115,814
   8.000%, due 09/01/27 ...............................       76,600              80,186
   9.500%, due 11/01/09 ...............................      183,736             200,543
Government National Mortgage Association
   6.000%, due 12/20/28 ...............................    1,200,120           1,173,605
   6.000%, due 02/20/29 ...............................       92,792              90,590
   6.000%, due 08/20/29 ...............................      133,411             130,246
   6.500%, due 11/15/28 ...............................      241,742             242,845
   7.000%, due 04/15/26 ...............................      243,231             248,764
   7.000%, due 06/15/27 ...............................      147,520             150,876
   7.500%, due 11/15/22 ...............................       38,160              39,904
   7.500%, due 12/15/22 ...............................       23,914              25,025
   7.500%, due 08/15/23 ...............................       86,243              90,186
   7.500%, due 12/15/23 ...............................       68,738              71,879
   7.500%, due 06/15/25 ...............................       99,414             103,959
   7.500%, due 07/15/25 ...............................       26,495              27,406
   7.500%, due 07/15/26 ...............................       74,418              76,976
   7.500%, due 02/15/27 ...............................      708,884             733,252
   9.500%, due 09/15/18 ...............................      427,008             454,363
                                                                             -----------
                                                                              10,979,178
                                                                             -----------

                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------         -----------
U.S. GOVERNMENT OBLIGATIONS -- 24.56%
U.S. Treasury Note
   3.625%, due 08/31/03 ...............................   $2,285,000         $ 2,317,132
   6.250%, due 05/15/30 ...............................    1,515,000           1,641,112
   6.500%, due 02/15/10 ...............................    1,335,000           1,466,623
   7.000%, due 07/15/06 ...............................      230,000             254,833
   7.500%, due 02/15/05 ...............................       30,000              33,236
U.S. Treasury Bond
   8.000%, due 11/15/21 ...............................    1,075,000           1,360,337
   8.750%, due 05/15/17 ...............................    1,375,000           1,806,139
                                                                             -----------
                                                                               8,879,412
                                                                             -----------
   Total Bonds (Cost $34,774,016)                                             35,170,180
                                                                             -----------

                                                            SHARES
                                                          ----------
SHORT-TERM INVESTMENTS -- 1.69%
OTHER -- 1.69%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $612,256) ....................................      612,256             612,256
                                                                             -----------
Total Investments
   (Cost $35,386,272) -- 98.97% (a) ...................                       35,782,436
Cash and other assets,
   less liabilities -- 1.03% ..........................                          371,357
                                                                             -----------
Net Assets -- 100% ....................................                      $36,153,793
                                                                             ===========

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $35,386,272; and net unrealized appreciation consisted of:

         Gross unrealized appreciation ............................. $ 607,775
         Gross unrealized depreciation .............................  (211,611)
                                                                     ---------
              Net unrealized appreciation .......................... $ 396,164
                                                                     =========

% Represents a percentage of net assets.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $627,216 or 1.73% of net assets.
E.E.T.C.: Enhanced equipment trust certificate


--------------------------------------------------------------------------------
                See accompanying notes to financial statements.               51

BRINSON HIGH YIELD FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Brinson High Yield Fund advanced 3.5%. The Fund's benchmark, the Merrill Lynch High Yield Master Index, returned 6.2% for the same period.

The high yield market was very volatile and experienced large swings in performance during the fiscal year, driven by investors' expectations for recession, defaults, terrorism, war and, more recently, recovery. The year began on a bright note, driven by the Federal Reserve's rate cut in January. June saw the meltdown of the telecommunications sector, followed by the events of September 11. September was the worst one-month return for the market, as it recorded a loss of 6.4%.

During the fiscal period, investors returned to the high yield market early in the year, then left it after September 11, only to return again in October and November. Mutual funds, which account for approximately 20% of the market, experienced inflows of USD 12.2 billion during the year. These inflows, coupled with increased activity from collateralized bond obligation funds, foreign investors, insurance companies and U.S. pension plans added to the market's positive returns.

During the year, BB-rated securities (+11.06%) continued to outperform B (+2.59%) and CCC (+4.33%) securities. However, an interesting note is that CCC-rated securities actually outperformed B securities. Investors either participated in the highest quality sector in a flight to quality or in the lowest rated sector in an effort to find special situations. The Fund's overweight to the B-rated sector versus the BB sector added to the Fund's underperformance. From an industry sector standpoint, our overweight in the gaming, food and paper sectors helped relative performance, as did our underweight in airlines, insurance, wireline and CLEC (competitive local exchange carriers) telecommunications companies. Our underweight in department stores, electric utilities, as well as our overweight in wireless telecommunications companies hurt relative performance.

We believe that the high yield market, with spreads of 734 basis points, represents value for long-term investors. We expect default rates to peak by the second quarter of 2002 and the U.S. economy to begin to benefit from the monetary and fiscal stimuli set in 2001 by the second half of the year.

--------------------------------------------------------------------------------
52

BRINSON HIGH YIELD FUND

--------------------------------------------------------------------------------

TOTAL RETURN

                                              6 months          1 year           3 years         5 years      Annualized
                                                ended            ended            ended           ended       4/30/95* to
                                              12/31/01         12/31/01         12/31/01        12/31/01       12/31/01
-------------------------------------------------------------------------------------------------------------------------
BRINSON HIGH YIELD FUND                         1.08%            3.53%            1.30%           2.14%          4.82%
-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch High Yield Master Index           1.28             6.20             1.25            3.95           6.16
-------------------------------------------------------------------------------------------------------------------------

*  PERFORMANCE INCEPTION DATE OF BRINSON HIGH YIELD FUND.
ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in Brinson High Yield Fund and the Merrill Lynch High Yield Master Index if you had invested $100,000 on April 30, 1995. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON HIGH YIELD FUND VS. MERRILL LYNCH HIGH YIELD MASTER INDEX+
[CHART]
                       Brinson High        Merrill Lynch High
                        Yield Fund         Yield Master Index
        4/30/1995        $100,000              $100,000
        5/31/1995        $100,662              $103,124
        6/30/1995        $100,553              $103,912
        7/31/1995        $101,729              $105,100
        8/31/1995        $102,291              $105,738
        9/30/1995        $103,491              $106,947
       10/31/1995        $104,956              $107,705
       11/30/1995        $105,941              $108,757
       12/31/1995        $107,361              $110,502
        1/31/1996        $108,820              $112,247
        2/29/1996        $110,836              $112,416
        3/31/1996        $110,503              $112,111
        4/30/1996        $111,210              $112,161
        5/31/1996        $112,623              $112,970
        6/30/1996        $112,963              $113,649
        7/31/1996        $113,584              $114,420
        8/31/1996        $115,713              $115,602
        9/30/1996        $119,121              $118,083
       10/31/1996        $119,625              $119,377
       11/30/1996        $121,423              $121,791
       12/31/1996        $123,175              $122,728
        1/31/1997        $124,846              $123,672
        2/28/1997        $126,409              $125,407
        3/31/1997        $122,735              $124,013
        4/30/1997        $124,892              $125,425
        5/31/1997        $128,738              $127,952
        6/30/1997        $131,130              $129,901
        7/31/1997        $134,858              $133,018
        8/31/1997        $135,479              $132,786
        9/30/1997        $139,078              $134,985
       10/31/1997        $137,523              $135,881
       11/30/1997        $139,649              $137,168
       12/31/1997        $139,645              $138,469
        1/31/1998        $140,588              $140,531
        2/28/1998        $141,432              $141,112
        3/31/1998        $143,331              $142,328
        4/30/1998        $143,577              $143,004
        5/31/1998        $143,922              $143,999
        6/30/1998        $142,574              $144,712
        7/31/1998        $143,397              $145,537
        8/31/1998        $130,486              $139,257
        9/30/1998        $128,769              $139,536
       10/31/1998        $126,011              $137,244
       11/30/1998        $132,152              $143,493
       12/31/1998        $131,736              $143,541
        1/31/1999        $134,588              $144,961
        2/28/1999        $135,061              $143,854
        3/31/1999        $136,427              $145,094
        4/30/1999        $138,509              $147,364
        5/31/1999        $135,277              $146,341
        6/30/1999        $134,307              $146,066
        7/31/1999        $134,318              $146,281
        8/31/1999        $133,571              $144,796
        9/30/1999        $133,437              $144,240
       10/31/1999        $133,869              $143,396
       11/30/1999        $136,386              $145,037
       12/31/1999        $137,659              $145,798
        1/31/2000        $136,159              $145,075
        2/29/2000        $135,656              $145,200
        3/31/2000        $133,170              $143,170
        4/30/2000        $134,349              $143,220
        5/31/2000        $133,801              $141,643
        6/30/2000        $136,170              $144,068
        7/31/2000        $137,642              $145,107
        8/31/2000        $139,389              $146,878
        9/30/2000        $137,955              $146,021
       10/31/2000        $133,907              $141,736
       11/30/2000        $128,135              $137,296
       12/31/2000        $132,294              $140,274
        1/31/2001        $139,513              $148,638
        2/28/2001        $141,069              $150,985
        3/31/2001        $138,758              $148,988
        4/30/2001        $138,725              $147,361
        5/31/2001        $140,125              $150,196
        6/30/2001        $135,498              $147,099
        7/31/2001        $136,992              $149,385
        8/31/2001        $137,919              $150,832
        9/30/2001        $128,970              $141,156
       10/31/2001        $132,855              $145,313
       11/30/2001        $138,065              $150,035
       12/31/2001        $136,963              $148,976

4/30/95 = $100,000                                         DATA THROUGH 12/31/01

TOP TEN U.S. FIXED INCOME HOLDINGS
AS OF DECEMBER 31, 2001

                                                        Percentage of
                                                          Net Assets
---------------------------------------------------------------------
TransWestern Publishing Co.
9.625%, due 11/15/07                                         1.3%
Triton PCS, Inc.
0.000%, due 05/01/08                                         1.3
Charter Communications Holdings
10.000%, due 04/01/09                                        1.2
Echostar DBS Corp.
9.375%, due 02/01/09                                         1.1
Fox Sports Network LLC,
0.000%, due 08/15/07                                         1.1
Coaxial Communications of
Central Ohio, Inc.
10.000%, due 08/15/06                                        1.1%
Allied Waste North America
7.875%, due 01/01/09                                         1.1
COLT Telecom Group
0.000%, due 12/15/06                                         1.0
Argosy Gaming Co.
10.750%, due 06/01/09                                        1.0
Dobson Sygnet Communications, Inc.
12.250%, due 12/15/08                                        1.0
---------------------------------------------------------------------
Total                                                       11.2%

+ FUNDS RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED
  SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

--------------------------------------------------------------------------------

                              BRINSON HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
BONDS-- 92.50%
U.S. CORPORATE BONDS-- 89.00%
Acetex Corp., 144A
   10.875%, due 08/01/09 ..............................   $  500,000        $    500,000
Adelphia Communications Corp.
   9.375%, due 11/15/09 ...............................    1,105,000           1,062,181
   10.875%, due 10/01/10 ..............................    1,060,000           1,082,525
Advances PCS
   8.500%, due 04/01/08 ...............................      750,000             780,000
AES Corp.
   8.750%, due 12/15/02 ...............................      900,000             886,500
   9.375%, due 09/15/10 ...............................    1,700,000           1,530,000
Ainsworth Lumber Co., Ltd.
   12.500%, due 07/15/07 ..............................      750,000             742,500
AirGate PCS, Inc. (c)
   0.000%, due 10/01/09 ...............................    1,700,000           1,292,000
Alamosa Delaware, Inc.
   12.500%, due 02/01/11 ..............................    1,000,000           1,020,000
Alamosa PCS Holdings, Inc. (c)
   0.000%, due 02/15/10 ...............................    1,400,000             868,000
Allbritton Communications Co.
   9.750%, due 11/30/07 ...............................    1,500,000           1,567,500
Allbritton Communications Co., Series B
   8.875%, due 02/01/08 ...............................      700,000             717,500
Alliance Gaming Corp.
   10.000%, due 08/01/07 ..............................    1,250,000           1,300,000
Allied Waste North America
   7.875%, due 01/01/09 ...............................    2,500,000           2,450,000
   8.500%, due 12/01/08, 144A .........................      750,000             757,500
American Mobile Satellite Corp. (d)
   12.250%, due 04/01/08 ..............................    1,454,000             450,740
American Restaurant Group,
   Inc., Series D, 144A
   11.500%, due 11/01/06 ..............................    1,446,000           1,301,400
American Tower Corp.
   9.375%, due 02/01/09 ...............................      500,000             402,500
AmerisourceBergen Corp.
   8.125%, due 09/01/08 ...............................      640,000             656,000
Ameristar Casino, Inc.
   10.750%, due 02/15/09 ..............................    1,525,000           1,647,000
Amkor Technology, Inc.
   9.250%, due 02/15/08 ...............................      700,000             661,500
Argosy Gaming Co.
   10.750%, due 06/01/09 ..............................    2,000,000           2,197,500
Aztar Corp.
   8.875%, due 05/15/07 ...............................    1,250,000           1,290,625
B&G Foods, Inc.
   9.625%, due 08/01/07 ...............................    2,000,000           1,920,000
Bally Total Fitness Corp., Series D
   9.875%, due 10/15/07 ...............................    1,744,000           1,778,880
Bear Island Paper Co. LLC
   10.000%, due 12/01/07 ..............................      225,000             213,750
Belden & Blake Corp.
   9.875%, due 06/15/07 ...............................    1,465,000           1,208,625
Building Materials Corp. of America
   7.750%, due 07/15/05 ...............................    1,175,000             987,000
Calpine Canada Energy Finance
   8.500%, due 05/01/08 ...............................    1,460,000           1,335,351

                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
Calpine Corp.
   8.500%, due 02/15/11 ...............................   $  800,000        $    727,974
Century Communications Corp. (c)
   0.000%, due 01/15/08 ...............................    2,990,000           1,438,937
Chancellor Broadcasting Co.
   8.750%, due 06/15/07 ...............................      750,000             780,000
Charter Communications Holdings (c)
   0.000%, due 04/01/11 ...............................    2,115,000           1,536,019
Charter Communications Holdings
   10.000%, due 04/01/09 ..............................    2,600,000           2,668,250
   10.000%, due 05/15/11 ..............................      400,000             407,000
Chesapeake Energy Corp.
   8.125%, due 04/01/11 ...............................    1,650,000           1,600,500
CMS Energy Corp.
   8.500%, due 04/15/11 ...............................    1,300,000           1,298,730
Coast Hotels and Casinos, Inc.
   9.500%, due 04/01/09 ...............................    2,000,000           2,050,000
Coaxial Communications of
   Central Ohio, Inc.
   10.000%, due 08/15/06 ..............................    2,480,000           2,486,200
Collins & Alkman Corp.
   11.500%, due 04/15/06 ..............................    1,600,000           1,560,000
Collins & Alkman Corp., 144A
   10.750%, due 12/31/11 ..............................      500,000             501,250
Cott Beverages USA, Inc. 144A
   8.000%, due 12/15/11 ...............................    1,225,000           1,194,375
Cott Corp.
   8.500%, due 05/01/07 ...............................      750,000             772,500
Cross Timbers Oil Co.
   8.750%, due 11/01/09 ...............................      545,000             568,163
Crown Castle International Corp. (c)
   0.000%, due 05/15/11 ...............................    1,909,000           1,183,580
Crown Castle International Corp.
   9.375%, due 08/01/11 ...............................      750,000             688,125
CSC Holdings, Inc.
   7.625%, due 07/15/18 ...............................    2,050,000           1,947,703
Cumulus Media, Inc.
   10.375%, due 07/01/08 ..............................    1,400,000           1,466,500
Dayton Superior Corp.
   13.000%, due 06/15/09 ..............................    1,050,000           1,068,375
Dean Foods Co.
   6.750%, due 06/15/05 ...............................    1,000,000           1,000,803
Del Monte Corp.
   9.250%, due 05/15/11 ...............................    1,250,000           1,306,250
Delco Remy International, Inc.
   8.625%, due 12/15/07 ...............................    2,000,000           1,980,000
Dimon Inc., 144A
   9.625%, due 10/15/11 ...............................    1,000,000           1,035,000
Dobson Communications Corp.
   10.875%, due 07/01/10 ..............................      950,000             980,875
Dobson Sygnet Communications, Inc.
   12.250%, due 12/15/08 ..............................    2,050,000           2,193,500
Dura Operating  Corp.
   9.000%, due 05/01/09 ...............................    1,450,000           1,363,000
Echostar DBS Corp.
   9.375%, due 02/01/09 ...............................    2,535,000           2,611,050
eKabel Hessen
   14.500%, due 09/01/10 ..............................      750,000             352,500

--------------------------------------------------------------------------------
54

                              BRINSON HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
Equistar Chemicals
   8.500%, due 02/15/04 ...............................   $  500,000        $    498,815
   9.125%, due 03/15/02 ...............................       75,000              75,144
Fairchild Semiconductor Corp.
   10.125%, due 03/15/07 ..............................      500,000             512,500
Fedders North America
   9.375%, due 08/15/07 ...............................    1,750,000           1,281,875
Felcor Lodging LP
   8.500%, due 06/01/11 ...............................      520,000             499,200
Fleming Co., Inc.
   10.625%, due 07/31/07 ..............................      350,000             334,250
Four M Corp., Series B
   12.000%, due 06/01/06 ..............................    1,750,000           1,723,750
Fox Sports Network LLC (c)
   0.000%, due 08/15/07 ...............................    2,600,000           2,587,000
Fresenius Medical Care Capital Trust
   7.875%, due 06/15/11 ...............................    1,250,000           1,243,750
Frontier Corp.
   7.250%, due 05/15/04 ...............................       75,000              11,625
FrontierVision Holdings LP (c)
   11.875%, due 09/15/07 ..............................    1,850,000           1,940,187
GAP, Inc., 144A
   8.150%, due 12/15/05 ...............................    1,000,000             862,144
GEO Specialty Chemicals
   10.125%, due 08/01/08 ..............................    1,500,000           1,297,500
Granite Broadcasting Corp.
   10.375%, due 05/15/05 ..............................    1,021,000             898,480
Gray Communications Systems , Inc., 144A
   9.250%, due 12/15/11 ...............................    1,000,000             990,000
Grey Wolf, Inc.
   8.875%, due 07/01/07 ...............................    2,155,000           2,101,125
GST Network Funding, Inc. (c) (d)
   0.000%, due 05/01/08 ...............................    1,000,000             180,000
Hayes Lemmerz International, Inc.
   8.250%, due 12/15/08 ...............................    1,000,000              45,000
Hayes Wheels International, Inc. (d)
   11.000%, due 07/15/06 ..............................      925,000              41,625
HCA-The Healthcare Co.
   7.875%, due 02/01/11 ...............................    1,500,000           1,530,000
   8.750%, due 09/01/10 ...............................    1,000,000           1,080,000
Hilton Hotels Corp.
   8.250%, due 02/15/11 ...............................    1,000,000             970,947
HMH Properties, Inc.
   7.875%, due 08/01/08 ...............................    1,650,000           1,522,125
Hollinger International Publishing Corp.
   8.625%, due 03/15/05 ...............................    1,000,000           1,006,250
   9.250%, due 02/01/06 ...............................      750,000             743,438
Hollywood Casino Corp.
   11.250%, due 05/01/07 ..............................    1,100,000           1,189,375
Horseshoe Gaming Holdings
   8.625%, due 05/15/09 ...............................    1,798,000           1,856,435
Horseshoe Gaming LLC, Series B
   9.375%, due 06/15/07 ...............................      600,000             636,750
Huntsman ICI Chemicals LLC
   0.000%, due 12/31/09 (c) ...........................      975,000             243,750
   10.125%, due 07/01/09 ..............................      770,000             739,200
Insight Communications, Inc. (c)
   0.000%, due 02/15/11 ...............................    3,400,000           2,006,000

                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
Insight Health Services Corp., 144A
   9.875%, due 11/01/11 ...............................   $  550,000        $    569,250
Insight Midwest
   10.500%, due 11/01/10 ..............................      520,000             561,600
Integrated Electrical Services, Inc.,
   Series B
   9.375%, due 02/01/09 ...............................    1,750,000           1,548,750
Interep National Radio Sales, Series B
   10.000%, due 07/01/08 ..............................    1,140,000             741,000
Intermedia Communications, Inc.
   8.500%, due 01/15/08 ...............................      350,000             358,313
International Game Technology
   7.875%, due 05/15/04 ...............................      625,000             644,531
   8.375%, due 05/15/09 ...............................    1,000,000           1,052,500
IPC Acquisition Corp., 144A
   11.500%, due 12/15/09 ..............................      900,000             900,000
Iron Mountain, Inc.
   8.750%, due 09/30/09 ...............................    2,000,000           2,060,000
Jackson Products, Inc., Series B
   9.500%, due 04/15/05 ...............................    1,800,000           1,062,000
Key3Media Group, Inc.
   11.250%, due 06/15/11 ..............................      885,000             743,400
Lamar Media Co.
   8.625%, due 09/15/07 ...............................    2,059,000           2,146,507
Leap Wireless International, Inc.
   12.500%, due 04/15/10 ..............................    1,285,000             976,600
Level 3 Communications, Inc.
   9.125%, due 05/01/08 ...............................       40,000              18,800
Level 3 Communications, Inc. (c)
   0.000%, due 12/01/08 ...............................    2,050,000             574,000
Level 3 Communications, Inc.
   11.250%, due 03/15/10 ..............................      265,000             129,188
Levi Strauss & Co.
   6.800%, due 11/01/03 ...............................      660,000             587,400
   11.625%, due 01/15/08 ..............................      200,000             177,000
Lifepoint Hospital Holdings, Inc., Series B
   10.750%, due 05/15/09 ..............................    1,500,000           1,665,000
LIN Holdings Corp. (c)
   0.000%, due 03/01/08 ...............................    1,500,000             945,000
LIN Television Corp.
   8.000%, due 01/15/08 ...............................      600,000             604,500
Loral Space & Communications Ltd.
   9.500%, due 01/15/06 ...............................      900,000             495,000
Luigino's, Inc.
   10.000%, due 02/01/06 ..............................    1,895,000           1,857,100
Mail Well Corp., Series B
   8.750%, due 12/15/08 ...............................    1,975,000           1,540,500
Majestic Investment Holdings LLC, 144A
   11.653%, due 11/30/07 ..............................    1,000,000             951,250
Majestic Star Casino LLC, Series B
   10.875%, due 07/01/06 ..............................    1,575,000           1,527,750
Mediacom LLC
   7.875%, due 02/15/11 ...............................      525,000             505,969
   9.500%, due 01/15/13 ...............................    1,675,000           1,737,812
MGM Grand, Inc.
   9.750%, due 06/01/07 ...............................    1,600,000           1,676,000
MGM Mirage, Inc.
   8.500%, due 09/15/10 ...............................      855,000             873,778

--------------------------------------------------------------------------------
                                                                              55

                              BRINSON HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
Michael Foods Inc., Series B
   11.750%, due 04/01/11 ............................ ..  $  430,000        $    464,400
Motors & Gears, Inc., Series D
   10.750%, due 11/15/06 ..............................    1,275,000           1,109,250
National Wine & Spirits, Inc.
   10.125%, due 01/15/09 ..............................    2,000,000           2,050,000
Nexstar Finance, Inc., LLC
   12.000%, due 04/01/08 ..............................    1,700,000           1,700,000
Nextel Communications, Inc. (c)
   0.000%, due 09/15/07 ...............................    1,740,000           1,331,100
Nextel Communications, Inc.
   9.375%, due 11/15/09 ...............................      500,000             395,000
   9.500%, due 02/01/11 ...............................      160,000             124,800
Nextel International, Inc.
   12.750%, due 08/01/10 ..............................    1,500,000             105,000
Nextel Partners, Inc.
   11.000%, due 03/15/10 ..............................    2,000,000           1,620,000
Nextmedia Operating Inc.,144A
   10.750%, due 07/01/11 ..............................      750,000             774,375
Nortek Inc., Series B
   9.875%, due 06/15/11 ...............................      750,000             742,500
Nortek, Inc., Class B
   9.125%, due 09/01/07 ...............................      951,000             965,265
NTL Communications, Inc., Series B (c)
   0.000%, due 10/01/08 ...............................    2,660,000             665,000
NTL, Inc., Series A (c)
   12.750%, due 04/15/05 ..............................    1,000,000             350,000
Official Information Co., Series B
   10.375%, due 11/01/07 ..............................    1,800,000           1,620,000
OM Group, Inc., 144A
   9.250%, due 12/15/11 ...............................      530,000             540,600
Ono Finance plc
   13.000%, due 05/01/09 ..............................      700,000             531,125
Owens-Illinois Inc.
   7.150%, due 05/15/05 ...............................    1,340,000           1,259,600
Pacifica Papers, Inc.
   10.000%, due 03/15/09 ..............................    1,950,000           2,096,250
Packaging Corp. of America
   9.625%, due 04/01/09 ...............................    1,575,000           1,724,625
Pantry, Inc.
   10.250%, due 10/15/07 ..............................    1,000,000             982,500
Pegasus Satellite Communications, Inc. (c)
   13.500%, due 03/01/07 ..............................      125,000              76,250
Penn National Gaming Inc., Series B
   11.125%, due 03/01/08 ..............................    1,235,000           1,302,925
PETCO Animal Supplies, Inc., 144A
   10.750%, due 11/01/11 ..............................    1,000,000           1,020,000
Phillips-Van Heusen, Corp.
   9.500%, due 05/01/08 ...............................    1,600,000           1,632,000
Pioneer Natural Resources Co.
   9.625%, due 04/01/10 ...............................    1,000,000           1,095,231
Plains Resources, Inc., Series B
   10.250%, due 03/15/06 ..............................    1,425,000           1,439,250
Plains Resources, Inc., Series D
   10.250%, due 03/15/06 ..............................    1,000,000           1,010,000
Premier Parks, Inc.
   9.750%, due 06/15/07 ...............................      550,000             558,250
Premier Parks, Inc. (c)
   0.000%, due 04/01/08 ...............................    1,140,000             971,850

                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
PRIMEDIA, Inc.
   8.875%, due 05/15/11 ...............................   $1,350,000        $  1,215,000
R.H. Donnelly, Inc.
   9.125%, due 06/01/08 ...............................    1,471,000           1,516,969
Radio One, Inc.
   8.875%, due 07/01/11 ...............................    1,225,000           1,264,812
Radio Unica Communications Corp. (c)
   0.000%, due 08/01/06 ...............................    2,200,000           1,045,000
Radiologix, Inc., 144A
   10.500%, due 12/15/08 ..............................    1,000,000             995,000
Repap New Brunswick
   9.000%, due 06/01/04 ...............................    1,000,000           1,050,000
Riverwood International Corp.
   10.250%, due 04/01/06 ..............................    1,300,000           1,339,000
   10.875%, due 04/01/08 ..............................      540,000             548,100
Salem Communications Corp.
   9.500%, due 10/01/07 ...............................    2,100,000           2,176,125
Samsonite Corp.
   10.750%, due 06/15/08 ..............................    1,800,000           1,255,500
SBA Communications Corp.
   10.250%, due 02/01/09 ..............................      350,000             299,250
SBA Communications Corp. (c)
   0.000%, due 03/01/08 ...............................    1,220,000             915,000
Sbarro, Inc.
   11.000%, due 09/15/09 ..............................    1,700,000           1,632,000
Sequa Corp.
   9.000%, due 08/01/09 ...............................      505,000             477,225
Sinclair Broadcast Group
   8.750%, due 12/15/11, 144A .........................    1,200,000           1,200,000
   10.000%, due 09/30/05 ..............................    1,775,000           1,834,161
Snyder Oil Corp.
   8.750%, due 06/15/07 ...............................    1,343,000           1,403,435
Spectrasite Holdings, Inc.
   10.750%, due 03/15/10 ..............................    1,637,000             802,130
Speedway Motorsports, Inc.
   8.500%, due 08/15/07 ...............................    1,775,000           1,828,250
Station Casinos, Inc.
   8.375%, due 02/15/08 ...............................      950,000             964,250
Supervalu Inc.,
   9.750%, due 06/15/04 ...............................      110,000             114,951
Team Health, Inc.
   12.000%, due 03/15/09 ..............................    1,275,000           1,396,125
TeleWest Communications PLC (c)
   11.000%, due 10/01/07 ..............................    2,000,000           1,440,000
Tembec Industries, Inc.
   8.500%, due 02/01/11 ...............................      800,000             828,000
Tommy Hilfiger U.S.A.
   6.500%, due 06/01/03 ...............................    1,565,000           1,593,765
TransWestern Publishing Co.
   9.625%, due 11/15/07 ...............................    3,010,000           3,085,250
Triad Hospitals Holdings, Inc.
   11.000%, due 05/15/09 ..............................    1,550,000           1,697,250
Triton PCS, Inc. (c)
   0.000%, due 05/01/08 ...............................    3,280,000           2,968,400
U.S. Unwired, Inc. (c)
   0.000%, due 11/01/09 ...............................    1,775,000           1,251,375


--------------------------------------------------------------------------------
56

                              BRINSON HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                            FACE
                                                            AMOUNT              VALUE
                                                          ----------        ------------
Weirton Steel Corp. (d)
   11.375%, due 07/01/04 ..............................   $2,050,000        $    207,563
Westpoint Stevens, Inc.
   7.875%, due 06/15/05 ...............................    1,450,000             471,250
Wheeling-Pittsburg Corp. (d)
   9.250%, due 11/15/07 ...............................    2,000,000              20,000
William Carter, 144A
   10.875%, due 08/15/11 ..............................      900,000             963,000
Williams Communications Group, Inc.
   10.875%, due 10/01/09 ..............................      820,000             336,200
Winsloew Furniture, Inc., Series B
   12.750%, due 08/15/07 ..............................    1,125,000             787,500
Wiser Oil Co.
   9.500%, due 05/15/07 ...............................    1,500,000           1,245,000
XO Communications, Inc. (d)
   0.000%, due 12/01/09 (c) ...........................      715,000              53,625
   10.500%, due 12/01/09 ..............................      975,000             112,125
Yell Finance BV
   10.750%, due 08/01/11 ..............................      790,000             845,300
Young Broadcasting Inc.
   8.500%, due 12/15/08, 144A .........................      500,000             502,500
   10.000%, due 03/01/11 ..............................    1,370,000           1,274,100
                                                                            ------------
Total U.S. Corporate Bonds ............................                      206,464,606
                                                                            ------------

INTERNATIONAL DOLLAR BONDS -- 3.50%
Callahan Nordrhein-Westfallen
   0.000%, due 07/15/10 (c) ...........................    1,500,000             345,000
   14.000%, due 07/15/10 ..............................    1,000,000             660,000
COLT Telecom Group (c)
   0.000%, due 12/15/06 ...............................    2,600,000           2,288,000
Constellation Brands, Inc.
   8.500%, due 03/01/09 ...............................    1,000,000           1,005,000
Energis PLC
   9.750%, due 06/15/09 ...............................    1,850,000           1,461,500
Global Crossing Holding Ltd.
   9.500%, due 11/15/09 ...............................    1,030,000             113,300
Methanex Corp.
   7.400%, due 08/15/02 ...............................    1,300,000           1,300,000
Microcell Telecommunications,
   Inc., Series B (c)
   14.000%, due 06/01/08 ..............................    1,110,000             946,275
                                                                            ------------
Total International Dollar Bonds                                               8,119,075
                                                                            ------------
Total Bonds
   (Cost $235,860,262) ................................                      214,583,681
                                                                            ------------
                                                            SHARES              VALUE
                                                          ----------        ------------
EQUITIES -- 3.24%
U.S. EQUITIES -- 0.09%
FOOD & BEVERAGE -- 0.04%
Aurora Foods, Inc. (b) ................................       16,453        $     82,265
                                                                            ------------
TELECOMMUNICATION SERVICES -- 0.05%
   Pegasus Communications Corp. (b) ...................       11,616             120,922
                                                                            ------------
CONVERTIBLE PREFERRED -- 3.11%
TELEVISION BROADCASTING -- 0.83%
Paxson Communications Corp.,
   PIK, 12.500% .......................................        2,031           1,929,498
                                                                            ------------
TELECOMMUNICATION SERVICES-- 1.61%
Pegasus Satellite Communications,
   Inc., Series B PIK 12.750% .........................        5,186           3,733,920
                                                                            ------------
TELECOMMUNICATIONS-CELLULAR -- 0.67%
Rural Cellular Corp., PIK, 12.500% ....................        1,852           1,555,865
                                                                            ------------
WARRANTS-- 0.04%
Dayton Superior Corp., 144A,
   expires 06/15/09 (b) ...............................        1,500              22,500
HF Holdings, Inc., expires 07/15/02 (b) ...............        8,680               8,680
Leap Wireless International, Inc.,
   144A, expires 04/15/10 (b) .........................        1,385              55,400
Motient Corp., 144A, expires 04/01/08 (b) .............        1,454                  22
Pliant Corp., 144A, expires 06/01/10 (b) ..............        1,090               1,635
Winsloew Furniture, Inc.,
   144A, expires 08/15/07 (b) .........................        1,125                 281
                                                                            ------------
                                                                                  88,518
                                                                            ------------
   Total Equities (Cost $9,837,919) ...................                        7,510,988
                                                                            ------------
SHORT-TERM INVESTMENTS -- 2.71%
OTHER -- 2.71%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $6,300,427) ..................................    6,300,427           6,300,427
                                                                            ------------
Total Investments
   (Cost $251,998,608)-- 98.45% (a) ...................                      228,395,096
Cash and other assets,
   less liabilities-- 1.55% ...........................                        3,588,444
                                                                            ------------
Net Assets-- 100% .....................................                     $231,983,540
                                                                            ============

--------------------------------------------------------------------------------

                              BRINSON HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $251,998,608; and net unrealized depreciation consisted of:

         Gross unrealized appreciation ..........................  $  6,719,100
         Gross unrealized depreciation ..........................   (30,322,612)
                                                                   ------------
              Net unrealized depreciation .......................  $(23,603,512)
                                                                   ============

(b) Non-income producing security.
(c) Step bonds - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2001. Maturity date disclosed is the ultimate maturity date.
(d) Security is in default.
% Represents a percentage of net assets.
PIK:    Payment in kind, interest payment in cash or additional securities.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $15,637,482 or 6.74% of net assets.

--------------------------------------------------------------------------------
58              See accompanying notes to financial statements.

BRINSON EMERGING MARKETS DEBT FUND

--------------------------------------------------------------------------------

For the fiscal year ended December 31, 2001, Brinson Emerging Markets Debt Fund returned 11.0%, significantly outperforming its benchmark. For the same period, the JPMorgan Emerging Markets Bond Index Global gained 1.4%.

Economic and political concerns in Argentina dominated the debt sectors in the emerging markets during 2001. In recession for three years, Argentina has struggled with an overvalued currency and high interest rates. In this environment the government was unable to collect sufficient taxes and repeatedly missed budget targets, forcing domestic banks to fund a growing deficit. Concerns about the health of the banking system led to a run on the banks and eventually to deposit controls. In December, Argentina's President and Economic Minister were forced to step down amid widespread civil disorder. At the beginning of 2001, Argentina's 20.12% weighting was the largest market cap in the emerging-market debt index. At the end of the year, Argentina's weighting in the index was 3.10%, and Argentine bonds traded at 25 cents on the dollar. Despite the magnitude of Argentina's problem, it had relatively little effect on other emerging markets. For example, Brazil, Argentina's largest trading partner, maintained investor confidence by posting larger-than-expected budget surpluses.

Even though Argentine bond prices declined by 50% during the fourth quarter of 2001, we did not view the price declines as an opportunity to increase exposure in the country. We continued to underweight the Fund in pure Argentine debt securities. We believe Argentine prices may fall further, because there is no political consensus about reforms and because the probability of currency devaluation is high. About half of the Fund's Argentine exposure is in World Bank-backed bonds. We believe that such bonds should benefit from the World Bank preferred creditor status and are not likely to be included in debt restructuring.

The events of September 11 had geopolitical and economic repercussions in the emerging-market debt universe. For example, Turkey and Pakistan, which had significant financing problems at the beginning of 2001, garnered international support as key allies in the war on terrorism. On the other hand, Middle Eastern countries such as Egypt and Morocco, experienced large declines in tourism; therefore, fewer revenues went into public coffers.

The best performing countries in 2001 were Ukraine, up 57.1%, and Russia, up 55.8%. Both countries reported strong increases in gross domestic product (GDP). Ukraine reached an agreement with the Paris Club of Government Creditors and improved relations with the International Monetary Fund. In Russia, cash reserves have increased substantially because of the country's continued trade surpluses. In addition, Russia has passed a series of structural reforms including tax reform, judicial reform and a new land code.

During the fiscal year, the Fund benefited from overweightings in Russia, Bulgaria and Ukraine. Underweightings in Nigeria and Turkey detracted from performance. At about 17% of assets, the Fund was slightly underweighted in Brazil because of potential negative effects due to the situation in Argentina and political concerns surrounding the Presidential election in October. Despite these concerns, the investment environment in Brazil has a number of positive features. An electricity crisis is coming to an end, the country's current account deficit has declined and its fiscal performance continues to beat targets.

Our near-term outlook for emerging-markets debt is cautious. The current environment of slow global growth, low commodity prices and investor unwillingness to take on risk is difficult for emerging market issuers, particularly issuers that depend on foreign capital flows. In addition, uncertainty about default in Argentina and potential political fallout from the war on terrorism continue to concern emerging market debt investors.

--------------------------------------------------------------------------------

BRINSON EMERGING MARKETS DEBT FUND
TOTAL RETURN

                                                 6 months          1 year           3 years         5 years      Annualized
                                                   ended            ended            ended           ended      6/30/95(1) to
                                                 12/31/01         12/31/01         12/31/01        12/31/01       12/31/01
------------------------------------------------------------------------------------------------------------------------------
BRINSON EMERGING MARKETS DEBT FUND(2)              2.85%           10.81%           19.52%           12.14%        18.35%
BRINSON EMERGING MARKETS DEBT FUND(3)              2.33            10.26            19.34            12.03         18.35
JP Morgan EMBI Global                             -4.22             1.36            12.92             7.35         13.25
JP Morgan EMBI+                                   -5.98            -0.79            13.07             6.95         13.49

(1)  INCEPTION DATE OF BRINSON EMERGING MARKETS DEBT FUND.

(2) TOTAL RETURNS BASED ON NAV - DOES NOT INCLUDE THE PAYMENT OF A 0.50% TRANSACTION CHARGE ON FUND SHARE PURCHASES.

(3) STANDARDIZED TOTAL RETURN - INCLUDES THE PAYMENT OF A 0.50% TRANSACTION CHARGE ON FUND SHARE PURCHASES AFTER 12/31/95.

ALL TOTAL RETURNS OVER 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $100,000

This chart shows the growth in the value of an investment in Brinson Emerging Markets Debt Fund, the JP Morgan EMBI+ and the JP Morgan EMBI Global if you had invested $100,000 on June 30, 1995. We are now comparing the Fund's performance to the JP Morgan EMBI Global rather than the JP Morgan EMBI+ as this better represents the Fund's investment universe. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON EMERGING MARKETS DEBT FUND VS. JP MORGAN EMBI GLOBAL AND JP MORGAN EMBI+(+)
[CHART]
                            Brinson Emerging   JP Morgan     JP Morgan
                           Markets Debt Fund     EMBI+       EMBI Global
        6/30/1995               $100,000        $100,000      $100,000
        7/31/1995                $98,952        $100,074      $100,034
        8/31/1995               $101,671        $102,435      $102,823
        9/30/1995               $105,713        $105,964      $106,438
       10/31/1995               $104,843        $104,876      $105,411
       11/30/1995               $108,802        $108,546      $108,975
       12/31/1995               $116,401        $116,772      $116,457
        1/31/1996               $127,448        $125,646      $126,385
        2/29/1996               $118,868        $118,715      $119,132
        3/31/1996               $121,904        $121,419      $121,802
        4/30/1996               $129,544        $128,043      $127,825
        5/31/1996               $132,236        $130,259      $129,811
        6/30/1996               $136,384        $134,838      $133,412
        7/31/1996               $139,238        $137,656      $134,849
        8/31/1996               $145,236        $142,712      $139,122
        9/30/1996               $156,324        $151,916      $147,264
       10/31/1996               $158,248        $153,109      $148,475
       11/30/1996               $167,000        $160,744      $155,791
       12/31/1996               $168,816        $162,676      $157,483
        1/31/1997               $175,557        $167,181      $162,265
        2/28/1997               $178,950        $170,082      $164,913
        3/31/1997               $172,262        $163,948      $159,418
        4/30/1997               $177,672        $168,801      $164,101
        5/31/1997               $185,086        $175,352      $169,664
        6/30/1997               $190,948        $179,388      $173,379
        7/31/1997               $199,060        $186,831      $180,545
        8/31/1997               $199,245        $186,075      $179,668
        9/30/1997               $205,585        $191,761      $184,655
       10/31/1997               $185,908        $169,672      $165,088
       11/30/1997               $195,410        $177,728      $172,088
       12/31/1997               $202,275        $183,853      $176,297
        1/31/1998               $203,272        $183,481      $177,145
        2/28/1998               $210,539        $188,732      $181,826
        3/31/1998               $215,693        $193,431      $185,955
        4/30/1998               $215,905        $193,899      $186,385
        5/31/1998               $210,889        $187,281      $180,758
        6/30/1998               $203,957        $181,874      $176,177
        7/31/1998               $204,961        $183,120      $177,205
        8/31/1998               $145,381        $130,500      $128,756
        9/30/1998               $152,861        $143,261      $139,881
       10/31/1998               $162,186        $152,530      $148,817
       11/30/1998               $177,930        $161,507      $159,020
       12/31/1998               $175,294        $157,469      $155,945
        1/31/1999               $171,369        $151,622      $152,391
        2/28/1999               $173,768        $153,799      $153,898
        3/31/1999               $186,905        $165,434      $164,095
        4/30/1999               $201,488        $176,739      $174,187
        5/31/1999               $192,357        $166,663      $165,191
        6/30/1999               $199,210        $174,117      $171,538
        7/31/1999               $197,853        $170,506      $168,680
        8/31/1999               $197,766        $170,263      $168,790
        9/30/1999               $205,287        $176,203      $174,096
       10/31/1999               $214,825        $183,002      $180,264
       11/30/1999               $218,596        $188,183      $185,089
       12/31/1999               $230,957        $198,369      $193,650
        1/31/2000               $230,037        $194,443      $190,668
        2/29/2000               $242,525        $206,966      $200,915
        3/31/2000               $249,226        $213,486      $206,377
        4/30/2000               $244,716        $209,409      $202,571
        5/31/2000               $238,579        $204,079      $197,887
        6/30/2000               $253,213        $214,436      $207,108
        7/31/2000               $260,905        $220,914      $213,021
        8/31/2000               $268,790        $228,688      $219,815
        9/30/2000               $264,205        $225,585      $217,445
       10/31/2000               $259,039        $220,521      $213,032
       11/30/2000               $257,814        $219,378      $212,175
       12/31/2000               $270,203        $229,442      $221,542
        1/31/2001               $285,235        $241,159      $232,229
        2/28/2001               $279,859        $237,331      $229,137
        3/31/2001               $276,361        $234,082      $226,574
        4/30/2001               $276,249        $232,701      $225,479
        5/31/2001               $284,317        $238,438      $230,916
        6/30/2001               $291,133        $242,114      $234,440
        7/31/2001               $276,447        $227,092      $222,297
        8/31/2001               $288,322        $238,315      $232,248
        9/30/2001               $277,861        $229,586      $224,657
       10/31/2001               $281,280        $228,243      $224,778
       11/30/2001               $288,920        $224,408      $221,907
       12/31/2001               $299,417        $227,633      $224,551

6/30/95 = $100,000                                         DATA THROUGH 12/31/01

TOP TEN FIXED INCOME HOLDINGS
AS OF DECEMBER 31, 2001

                                                        Percentage of
                                                          Net Assets
---------------------------------------------------------------------
Russian Federation
5.000%, due 03/31/30                                        11.3%
Brazil - C PIK Bond
8.000%, due 04/15/14                                         9.2
Russian Federation
12.750%, due 06/24/28                                        5.8
Bulgaria - FLIRB Series A FRN BR
2.250%, due 07/28/12                                         5.1
Republic of Ukraine
11.000%, due 03/15/07                                        3.0
Republic of Poland
6.000%, due 10/27/14                                         2.9%
Federal Republic of Brazil
11.000%, due 08/17/40                                        2.6
Republic of Argentina
0.000%, due 10/15/03                                         2.4
Conproca S.A.
12.000%, due 06/16/10                                        2.3
Republic of Ecuador (Reg.)
5.000%, due 08/15/30                                         2.3
---------------------------------------------------------------------
Total                                                       46.9%

(+) FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE
    BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

--------------------------------------------------------------------------------
60

                   BRINSON EMERGING MARKETS DEBT FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                            FACE
                                                            AMOUNT              VALUE
                                                         -----------        ------------
BONDS-- 94.42%
INTERNATIONAL BONDS-- 0.20%
ARGENTINA-- 0.20%
4.850%, due  09/26/06 (b) ..........................JPY  164,000,000        $    290,033
                                                                            ------------
INTERNATIONAL DOLLAR BONDS-- 92.72%
ARGENTINA-- 5.23%
Republic of Argentina (b)
   11.375%, due  03/15/10 .............................  $ 4,083,000           1,030,958
   11.750%, due  06/15/15 .............................    1,295,000             343,175
   12.250%, due  06/19/18 .............................      500,000             120,000
Republic of Argentina, Series E (b)
   0.000%, due  10/15/03 ..............................    6,170,000           3,393,500
Republic of Argentina, Series F (b)
   0.000%, due  10/15/04 ..............................    5,973,000           2,508,660
                                                                            ------------
                                                                               7,396,293
                                                                            ------------
BRAZIL-- 17.74%
Brazil-MYDFA Trust Certificates FRN
   3.938%, due  09/15/07 ..............................    3,891,341           3,083,888
Brazil-NMB L FRN
   3.250%, due  04/15/09 ..............................    1,411,778           1,131,187
Brazil-FLIRB L FRN BR
   3.188%, due  04/15/09 ..............................      280,000             208,600
Brazil-C PIK Bond
   8.000%, due  04/15/14 ..............................   16,908,491          13,019,538
Federative Republic of Brazil
   8.875%, due  04/15/24 ..............................    2,462,000           1,637,230
   11.000%, due  08/17/40 .............................    4,773,000           3,675,210
   12.250%, due  03/06/30 .............................    2,735,000           2,352,100
                                                                            ------------
                                                                              25,107,753
                                                                            ------------
BULGARIA-- 6.05%
Bulgaria-FLIRB, Series A FRN BR
   4.563%, due  07/28/12 ..............................    8,077,000           7,269,300
Bulgaria-IAB PDI, FRN
   4.563%, due  07/28/11 ..............................    1,479,060           1,296,026
                                                                            ------------
                                                                               8,565,326
                                                                            ------------
COLOMBIA -- 1.85%
Republic of Colombia
   8.375%, due  02/15/27 ..............................      230,000             165,600
   9.750%, due  04/09/11 ..............................    1,134,146           1,188,018
   10.000%, due  01/23/12 .............................    1,040,000           1,027,000
   11.750%, due  02/25/20 .............................      234,000             232,830
                                                                            ------------
                                                                               2,613,448
                                                                            ------------
DOMINICAN REPUBLIC -- 0.58%
Dominican Republic
   9.500%, due  09/27/06 ..............................      805,000             821,100
                                                                            ------------
ECUADOR-- 2.32%
Republic of Equador (Reg.)
   5.000%, due  08/15/30 ..............................    6,850,000           3,277,725
                                                                            ------------
EGYPT -- 1.27%
Arab Republic of Egypt
   8.750%, due  07/11/11, 144A ........................    1,130,000           1,101,750
   8.750%, due  07/11/11 ..............................      720,000             702,000
                                                                            ------------
                                                                               1,803,750
                                                                            ------------

                                                            FACE
                                                            AMOUNT              VALUE
                                                         -----------        ------------
KOREA-- 3.11%
Cho Hung Bank Co., Ltd.
   11.875%, due 04/01/10 ..............................  $ 1,310,000        $  1,421,350
Hanvit Bank
   11.750%, due 03/01/10 ..............................    2,720,000           2,985,200
                                                                            ------------
                                                                               4,406,550
                                                                            ------------
MEXICO -- 14.52%
Conproca S.A.
   12.000%, due  06/16/10 .............................    2,902,000           3,300,546
Innova S. de R.L.
   12.875%, due  04/01/07 .............................    2,895,000           2,721,300
Monterrey Power S.A. de C.V.
   9.625%, due  11/15/09 ..............................      531,466             563,354
Pemex Project Funding Master Trust
   9.125%, due  10/13/10 ..............................    2,600,000           2,756,000
Petroleos Mexicanos
   9.375%, due  12/02/08 ..............................      810,000             876,825
TFM S.A. de C.V. (b)
   11.750%, due  06/15/09 .............................    2,470,000           2,148,900
United Mexican States
   8.125%, due  12/30/19 ..............................    1,350,000           1,314,900
   8.300%, due  08/15/31 ..............................      960,000             940,800
   10.375%, due  02/17/09 .............................    1,585,000           1,819,580
   11.375%, due  09/15/16 .............................    1,070,000           1,319,310
   11.500%, due  05/15/26 .............................    2,190,000           2,790,060
                                                                            ------------
                                                                              20,551,575
                                                                            ------------
PANAMA -- 1.48%
Republic of Panama
   8.875%, due  09/30/27 ..............................    2,285,000           2,102,200
                                                                            ------------
PERU -- 2.32%
Republic of Peru PDI
   4.500%, due  03/07/17 ..............................    3,560,000           2,723,400
Republic of Peru FLIRB
   4.000%, due  03/07/17 ..............................      800,000             560,000
                                                                            ------------
                                                                               3,283,400
                                                                            ------------
PHILIPPINES -- 2.76%
Republic of Philippines
   8.875%, due  04/15/08 ..............................      950,000             940,500
   9.875%, due  01/15/19 ..............................      775,000             737,219
   10.625%, due  03/16/25 .............................    2,270,000           2,227,437
                                                                            ------------
                                                                               3,905,156
                                                                            ------------
POLAND -- 2.93%
Government of Poland
   6.000%, due  10/27/14 ..............................    4,177,800           4,146,467
                                                                            ------------
QATAR -- 2.16%
State of Qatar, 9.750%, due  06/15/30 .................    2,672,000           3,052,760
                                                                            ------------

RUSSIA -- 18.48%
Russian Federation
   5.000%, due  03/31/30 (b) ..........................   27,555,000          15,981,900
   8.250%, due  03/31/10 ..............................    2,320,000           2,030,000
   12.750%, due  06/24/28 .............................    7,485,000           8,139,937
                                                                            ------------
                                                                              26,151,837
                                                                            ------------

--------------------------------------------------------------------------------
                                                                              61

                   BRINSON EMERGING MARKETS DEBT FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                            FACE
                                                            AMOUNT              VALUE
                                                         -----------        ------------
TURKEY -- 3.07%
Republic of Turkey
   11.375%, due  11/27/06 .............................  $ 2,590,000        $  2,544,675
   11.875%, due  01/15/30 .............................    1,870,000           1,804,550
                                                                            ------------
                                                                               4,349,225
                                                                            ------------
UKRAINE -- 3.01%
Government of Ukraine
   11.000%, due  03/15/07 .............................    4,521,400           4,261,420
                                                                            ------------
VENEZUELA-- 3.84%
PDVSA Finance Ltd., Series 98-1
   7.400%, due  08/15/16 ..............................    1,130,000             915,300
Republic of Venezuela
   9.250%, due  09/15/27 ..............................    2,910,000           1,833,300
Venezuela-DCB Series DL, FRN
   2.875%, due  12/18/07 ..............................    3,714,100           2,692,723
                                                                            ------------
                                                                               5,441,323
                                                                            ------------
Total International Dollar Bonds ......................                      131,237,308
                                                                            ------------
INTERNATIONAL DOLLAR LOANS-- 1.50%
MOROCCO-- 1.50%
Kingdom of Morocco Loan Tranche A FRN
   2.781%, due  01/05/09 ..............................    2,399,286           2,129,366
                                                                            ------------
Total Bonds
   (Cost $129,197,274) ................................                      133,656,707
                                                                            ------------

                                                            SHARES              VALUE
                                                         -----------        ------------
WARRANTS -- 0.00%
Republic of Venezuela, expires 04/15/20 ...............        5,355        $         --
                                                                            ------------

SHORT-TERM INVESTMENTS -- 3.79%
OTHER -- 3.44%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund ....................    4,859,209           4,859,209
                                                                            ------------
                                                            FACE
                                                            AMOUNT
                                                         -----------
U.S. GOVERNMENT OBLIGATIONS-- 0.35%
U.S. Treasury Bill, due 02/07/02 ......................     $500,000             499,162
                                                                            ------------
Total Short-Term Investments
   (Cost $5,357,523) ..................................                        5,358,371
                                                                            ------------
Total Investments
   (Cost $134,554,797)-- 98.21% (a) ...................                      139,015,078
Cash and other assets,
   less liabilities-- 1.79% ...........................                        2,530,132
                                                                            ------------
Net Assets-- 100% .....................................                     $141,545,210
                                                                            ============

--------------------------------------------------------------------------------
62

                   BRINSON EMERGING MARKETS DEBT FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $134,554,797; and net unrealized appreciation consisted of:

         Gross unrealized appreciation. .........................  $12,059,121
         Gross unrealized depreciation ..........................   (7,598,840)
                                                                   -----------
              Net unrealized appreciation. ......................  $ 4,460,281
                                                                   ===========

(b) Security is in default.
% Represents a percentage of net assets.
BR:     Bearer
DCB:    Debt conversion bond
FLIRB:  Front Loaded Interest Reduction Bond
FRN:    Floating rate note - The rate disclosed is that in effect at
        December 31, 2001.
PIK:    Payments in kind, interest payment in cash or additional securities.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities amounted may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $1,101,750 or 0.78% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
Brinson Emerging Markets Debt Fund had the following open forward foreign currency contracts as of December 31, 2001:

                                                                           SETTLEMENT       LOCAL        CURRENT       UNREALIZED
                                                                              DATE        CURRENCY        VALUE        GAIN/(LOSS)
                                                                           ----------    ---------       --------      -----------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Japanese Yen (JPY) ......................................................    1/24/02     40,000,000      $305,537       $(22,344)
FORWARD FOREIGN CURRENCY SALE CONTRACTS
Japanese Yen (JPY) ......................................................    1/24/02     70,000,000       534,689         38,471
                                                                                                                        --------
    Total net unrealized gain on Forward Foreign Currency Contracts .....                                               $ 16,127
                                                                                                                        ========

FUTURES CONTRACTS
Brinson Emerging Markets Debt Fund had the following open futures contracts as of December 31, 2001:

                                                                           EXPIRATION       COST/        CURRENT       UNREALIZED
                                                                              DATE        PROCEEDS        VALUE          LOSS
                                                                           ----------    ----------     ---------      -----------
U.S. INTEREST RATE FUTURES BUY CONTRACTS
    30 Year U.S. Treasury Bonds, 70 contracts ...........................  March 2002    $7,224,709    $7,107,188      $(117,521)
U.S. INTEREST RATE FUTURES SALE CONTRACTS
    10 Year U.S. Treasury Notes, 35 contracts ...........................  March 2002     3,673,271     3,679,922         (6,651)
                                                                                                                       ----------
      Total net unrealized loss on Future Contracts .....................                                              $(124,172)
                                                                                                                       ==========

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2001 was $994,162.

SWAP CONTRACTS
Brinson Emerging Markets Debt Fund has entered into total return swap contracts as of December 31, 2001. The following reflects the open swap positions as of December 31, 2001.

                                                                            NOTIONAL                 NET UNREALIZED
                                                                             AMOUNTS      COUNTRY      GAIN/(LOSS)      EXPOSURE
                                                                           ----------    ---------   --------------    -----------
TOTAL RETURN SWAP CONTRACTS
BUY CONTRACTS
Federal Republic of Brazil, 5.45%, due 3/16/2006 ........................  $3,283,000     Brazil       $(181,700)          2.19%
SALE CONTRACTS
Federal Republic of Brazil, 4.45%, due 3/16/2004 ........................  (3,283,000)    Brazil          95,500          (2.25)
                                                                                                       ---------          -----
      Total net unrealized loss on Swap Contracts .......................                              $ (86,200)         (0.06)%
                                                                                                       =========          =====

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.               63

BRINSON SECURITIZED MORTGAGE FUND

--------------------------------------------------------------------------------

Brinson Securitized Mortgage Fund commenced operations on September 27, 2001. From inception through December 31, 2001--it's fiscal year end--the Fund returned 0.6%. The Fund's return compared favorably to that of its benchmark, the Lehman Brothers MBS Fixed Rate Index, which returned 0.1% for the same period.

The Fund may invest in all types of mortgage-related and mortgage-backed securities, primarily of U.S. issuers. We emphasize those fixed income market sectors and select for the Fund those securities that appear to be most undervalued relative to their yields and potential risks.

From the Fund's commencement through December 31, 2001, the mortgage-backed securities sector suffered as a result of high volatility, due largely to interest rate reductions. Our strategy of investing in securities that have better prepayment and convexity characteristics versus the Index contributed positively to performance during the quarter.

TOTAL RETURN

                                                                  For the Period
                                                                    9/27/01* to
                                                                     12/31/01
--------------------------------------------------------------------------------
BRINSON SECURITIZED MORTGAGE FUND                                      0.63%
--------------------------------------------------------------------------------
Lehman Brothers MBS Fixed Rate Index                                   0.01
--------------------------------------------------------------------------------

*  INCEPTION DATE OF BRINSON SECURITIZED MORTGAGE FUND.

TOP TEN FIXED INCOME HOLDINGS
AS OF DECEMBER 31, 2001

                                                        Percentage of
                                                         Net Assets
---------------------------------------------------------------------
Fannie Mae Grantor Trust,
01-T10, Class A2, 7.500%,
due 12/25/41                                                 4.0%
Vendee Mortgage Trust, 92-2,
Class Z, 7.250%,
due 09/15/22                                                 3.9
PNC Mortgage Securities Corp.,
94-3, Class A8
7.500%, due 7/25/24                                          3.6
Government National Mortgage
Association, 7.500%, due 12/15/23                            3.5
Country Wide Mortgage Backed
Securities, Inc., 94-H Class A6,
6.750%, due 05/25/24                                         3.5
Government National Mortgage
Association, 7.000%, due 08/20/29                            3.1%
Vendee Mortgage Trust, 94-2,
Class 3ZA, 6.500%, due 02/15/20                              3.0
Government National Mortgage
Association 6.00%, due 05/20/29                              2.8
Prudential Home Mortgage Securities,
Inc., 96-7, Class A4, 6.750%,
due 06/25/11                                                 2.5
Federal Home Loan Mortgage Corp.
7.500%, due 02/01/24                                         2.5
---------------------------------------------------------------------
Total                                                       32.4%

--------------------------------------------------------------------------------
64

                    BRINSON SECURITIZED MORTGAGE FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                            FACE
                                                            AMOUNT              VALUE
                                                         -----------        ------------
BONDS -- 96.59%
ASSET-BACKED SECURITIES -- 0.45%
GMAC Mortgage Corp.
   11.625%, due 10/01/12 ..............................  $    30,209        $     30,209
Green Tree Financial Corp., 94-5, Class A5
   8.300%, due 11/15/19 ...............................    1,000,000           1,066,524
Green Tree Financial Corp., 99-3, Class A6
   6.500%, due 02/01/31 ...............................    1,185,000           1,205,760
                                                                            ------------
                                                                               2,302,493
                                                                            ------------
CORPORATE MORTGAGE-BACKED SECURITIES-- 31.13%
BA Mortgage Securities, Inc., 97-1,
   Class A7, 7.500%, due 07/25/26 .....................    3,734,693           3,920,718
Bear Stearns Commercial Mortgage Securities,
   00-WF2, Class A27, 7.320%, due 10/15/32 ............    4,000,000           4,286,682
Bear Stearns Mortgage Securities, Inc.,
   96-7 Class A5, 6.500%, due 09/28/08 ................    7,250,000           7,420,810
Bear Stearns Mortgage Securities,
   Inc., 96-7, Class A4 6.500%, due 02/25/28 ..........    1,088,553           1,101,137
Cendant Mortgage Corp., 01-A1, Class 3A1
   6.750%, due 04/25/31 ...............................    1,047,645           1,056,330
Citicorp Mortgage Securities, Inc., 94-9,
   Class A8, 5.750%, due 06/25/09 .....................      793,836             807,546
CMC Securities Corp., 97-NAM3,
   Class FXA5, 7.250%, due 10/25/27 ...................    2,250,080           2,310,630
Countrywide Mortgage Backed Securities,
   Inc., 93-E, Class B3, 6.500%, due 01/25/24 .........    5,634,000           5,594,618
Countrywide Mortgage Backed Securities,
   Inc., 94-H, Class A6, 6.750%,
   due 05/25/24 .......................................   17,500,000          17,641,866
CS First Boston Mortgage Securities Corp.
   7.000%, due 11/19/14 ...............................    1,474,218           1,531,698
GE Capital Mortgage Services, Inc.,
   94-3, Class A8, 6.500%, due 01/25/24 ...............    5,360,000           5,448,976
GE Capital Mortgage Services,
   Inc., 98-25, Class A9, 6.250%, due
   12/25/28 ...........................................    5,653,616           5,714,788
GE Capital Mortgage Services,
   Inc., 00-2, Class  A1, 7.750%,
   due 02/25/30 .......................................    2,980,242           3,049,652
Government National Mortgage
   Association, 00-5, Class PC, 7.500%,
   due 11/16/27 .......................................    1,215,000           1,289,360
Norwest Asset Securities Corp.,
   99-3, Class A3, 6.000%, due 01/25/29 ...............    1,343,910           1,347,646
PNC Mortgage Securities Corp.,
   94-3, Class A8, 7.500%, due 07/25/24 ...............   17,405,599          18,118,358
PNC Mortgage Acceptance Corp., 99-CM1,
   Class A1B, 7.330%, due 12/10/32 ....................    1,000,000           1,068,187
Prudential Home Mortgage Securities,
   93-43, Class A9, 6.750%, due 10/25/23 ..............    6,486,719           6,620,021
Prudential Home Mortgage Securities,
   94-3, Class A10, 6.500%, due 02/25/24 ..............    8,447,528           8,580,999
Prudential Home Mortgage
   Securities, 96-7, Class A4, 6.750%,
   due 06/25/11 .......................................   12,487,720          12,833,630
Residential Asset Securitization
   Trust, 96-A3, Class  A11, 7.500%,
   due 07/25/11 .......................................    1,258,997           1,295,067

                                                            FACE
                                                            AMOUNT              VALUE
                                                         -----------        ------------
Residential Asset Securitization
   Trust, 97-A5, Class A14, 7.750%,
   due 07/25/27 .......................................  $ 2,200,000        $  2,260,852
Residential Asset Securitization
   Trust, 97-A7, Class A1, 7.250%,
   due 12/25/27 .......................................      676,107             695,133
Residential Asset Securitization
   Trust, 98-A6, Class  IA2, 6.750%,
   due 07/25/28 .......................................    1,500,000           1,532,475
Residential Asset Securitization
   Trust, 98-A9, Class 2A5, 6.750%,
   due 09/25/28 .......................................    1,000,000           1,026,590
Residential Funding Mortgage
   Securitization I, 94-S5, Class A4, 6.500%,
   due 02/25/24 .......................................    1,000,000           1,023,730
Residential Funding Mortgage
   Securitization I, 97-S3, Class A5, 7.500%,
   due 02/25/27 .......................................    2,780,000           2,865,179
Residential Funding Mortgage
   Securitization I, 98-S6, Class A8,
   6.750%, due 03/25/28 ...............................    1,450,000           1,466,182
Structured Mortgage Asset Residential
   Trust, 96-5C, Class CI, 7.150%,
   due 03/25/23 .......................................      925,000             944,730
Structured Asset Securities
   Corp., 98-ALS1, Class 1A 6.900%,
   due 01/25/29 .......................................      541,477             554,120
Vendee Mortgage Trust 92-2, Class Z,
   7.250%, due 09/15/22 ...............................   19,169,739          19,768,218
Vendee Mortgage Trust 94-2,
   Class 3ZA, 6.500%, due 02/15/20 ....................   15,033,293          15,328,697
                                                                            ------------
                                                                             158,504,625
                                                                            ------------
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES-- 65.01%
Fannie Mae, 97-72, Class EG
   0.000%, due 09/25/22 ...............................       41,214              41,205
Fannie Mae Grantor Trust, 01-T10,
   Class A2, 7.500%, due 06/19/30 .....................    8,347,977           8,787,581
   7.500%, due 12/25/41 ...............................   19,369,436          20,472,525
Fannie Mae Whole Loan, 95-W3,
   Class A, 9.000%, due 04/25/25 ......................    2,460,817           2,659,679
Federal Home Loan Mortgage Corporation
   6.000%, due 09/15/07 ...............................    6,424,929           6,591,499
   6.500%, due 07/01/13 ...............................    2,518,630           2,575,984
   6.500%, due 11/01/28 ...............................    1,817,744           1,821,863
   6.500%, due 07/01/29 ...............................   15,132,623          15,203,163
   7.000%, due 07/01/12 ...............................    3,805,781           3,937,320
   7.500%, due 02/01/24 ...............................   12,125,687          12,648,324
   7.500%, due 05/01/24 ...............................    8,447,964           8,803,860
Federal National Mortgage Association
   6.000%, due 12/01/13 ...............................    3,446,078           3,452,388
   6.000%, due 10/01/14 ...............................    8,246,610           8,261,709
   6.000%, due 03/01/28 ...............................    8,384,000           8,257,224
   6.000%, due 02/01/29 ...............................    3,515,158           3,462,005
   6.500%, due 03/01/28 ...............................    1,429,502           1,431,580
   6.500%, due 01/01/29 ...............................    1,137,945           1,139,600
   6.500%, due 04/01/29 ...............................    9,892,149           9,906,532
   6.500%, due 10/01/30 ...............................    8,414,527           8,426,762
   7.000%, due 05/01/26 ...............................    8,736,435           8,910,255

--------------------------------------------------------------------------------
                                                                              65

                    BRINSON SECURITIZED MORTGAGE FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2001
--------------------------------------------------------------------------------
                                                            FACE
                                                            AMOUNT              VALUE
                                                         -----------        ------------
   7.000%, due 03/01/31 ...............................  $   589,788        $   604,686
   7.500%, due 11/01/20 ...............................      270,440             279,145
   7.500%, due 11/01/23 ...............................      429,586             443,413
   7.500%, due 02/01/27 ...............................    4,243,699           4,380,291
   7.500%, due 02/25/29 ...............................    1,563,471           1,637,282
   8.000%, due 05/25/21 ...............................       79,073              79,178
   8.000%, due 11/01/22 ...............................    3,829,574           4,008,848
Freddie Mac, 1761, Class J
   8.500%, due 04/15/24 ...............................   10,500,000          11,193,552
Freddie Mac, 2121, Class J
   8.500%, due 05/15/26 ...............................    2,500,623           2,486,939
Government National Mortgage Association
   6.000%, due 09/20/28 ...............................      499,155             487,313
   6.000%, due 02/20/29 ...............................   11,367,027          11,097,344
   6.000%, due 04/20/29 ...............................    1,596,525           1,558,647
   6.000%, due 05/20/29 ...............................   14,420,597          14,078,468
   6.000%, due 06/20/29 ...............................    1,302,746           1,271,838
   6.000%, due 08/20/29 ...............................      823,202             803,671
   6.000%, due 09/20/29 ...............................    1,385,263           1,352,398
   6.500%, due 10/15/24 ...............................    5,301,858           5,365,637
   6.500%, due 08/15/27 ...............................    1,221,756           1,227,331
   6.500%, due 03/15/28 ...............................      551,729             554,246
   6.500%, due 10/15/28 ...............................    4,576,550           4,597,433
   6.500%, due 11/15/28 ...............................    3,806,710           3,824,080
   6.500%, due 01/15/29 ...............................      523,921             526,312
   6.500%, due 03/15/29 ...............................    1,792,995           1,801,177
   6.500%, due 05/15/29 ...............................    9,233,138           9,275,269
   7.000%, due 03/15/12 ...............................    5,680,043           5,962,500
   7.000%, due 07/15/25 ...............................    9,857,387          10,156,848
   7.000%, due 04/15/26 ...............................    3,306,054           3,381,267
   7.000%, due 08/20/29 ...............................   15,329,456          15,646,009
   7.000%, due 07/15/31 ...............................    2,498,438           2,555,277
   7.500%, due 03/15/23 ...............................    1,520,201           1,589,710

                                                            FACE
                                                            AMOUNT              VALUE
                                                         -----------        ------------
   7.500%, due 12/15/23 ...............................  $17,065,925        $ 17,846,358
   7.500%, due 01/15/24 ...............................    5,399,597           5,641,564
   7.500%, due 07/15/25 ...............................    4,838,340           5,004,658
   7.500%, due 08/15/25 ...............................    2,897,043           3,028,609
   7.500%, due 09/15/25 ...............................      936,774             968,976
   7.500%, due 01/15/27 ...............................    3,823,936           3,955,384
   7.500%, due 02/15/27 ...............................    6,432,582           6,653,702
   7.500%, due 03/15/27 ...............................    3,742,697           3,871,352
   7.500%, due 06/15/27 ...............................    1,460,334           1,510,533
   7.500%, due 08/15/27 ...............................      224,397             232,111
   7.500%, due 11/15/27 ...............................    4,051,094           4,190,351
   8.000%, due 11/15/09 ...............................      458,893             484,476
   8.000%, due 09/15/17 ...............................    5,813,279           6,078,870
   8.000%, due 11/15/20 ...............................    1,221,243           1,277,038
   8.000%, due 12/15/23 ...............................    1,590,567           1,663,235
   8.000%, due 10/15/28 ...............................    1,062,272           1,110,804
   8.500%, due 12/15/17 ...............................    7,740,780           8,387,397
                                                                            ------------
                                                                             330,922,585
                                                                            ------------
Total Bonds (Cost $496,367,594) .......................                      491,729,703
                                                                            ------------

SHORT-TERM INVESTMENTS -- 2.88%
OTHER -- 2.88%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $14,668,367) .................................   14,668,367          14,668,367
                                                                            ------------
Total Investments
(Cost $511,035,961)--99.47% (a) .......................                      506,398,070
Cash, less liabilities
   and other assets-- 0.53% ...........................                        2,700,876
                                                                            ------------
Net Assets--100% ......................................                     $509,098,946
                                                                            ============

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $511,035,961; and net unrealized depreciation consisted of:

         Gross unrealized appreciation.                            $   370,617
         Gross unrealized depreciation..                            (5,008,508)
                                                                   -----------
              Net unrealized depreciation                          $(4,637,891)
                                                                   ===========

% Represents a percentage of net assets.

--------------------------------------------------------------------------------
66              See accompanying notes to financial statements.

                       This page intentionally left blank.

BRINSON RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
                                                        GLOBAL                       U.S. LARGE                         U.S. SMALL
                                                      SECURITIES     U.S. EQUITY   CAPITALIZATION     U.S. VALUE      CAPITALIZATION
                                                         FUND           FUND         EQUITY FUND      EQUITY FUND       EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers .......................  $ 414,429,219   $ 43,763,934    $ 12,634,599    $ 116,135,223    $  156,265,589
      Affiliated issuers .........................    111,763,626      2,139,219         380,745          918,542         7,343,625
   Foreign currency, at cost .....................      1,143,198             --              --               --                --
   Investments of cash collateral received for
      securities loaned, at cost .................     85,521,818             --              --               --                --
                                                    -------------   ------------    ------------    -------------    --------------
                                                    $ 612,857,861   $ 45,903,153    $ 13,015,344    $ 117,053,765    $  163,609,214
                                                    =============   ============    ============    =============    ==============
   Investments, at value:
      Unaffiliated issuers* ......................  $ 421,180,432   $ 47,004,106    $ 13,360,870    $ 120,172,068    $  167,257,475
      Affiliated issuers .........................    125,539,754      2,139,219         380,745          918,542         7,343,625
   Foreign currency, at value ....................      1,132,567             --              --               --                --
   Investments of cash collateral received for
      securities loaned, at value ................     84,798,428             --              --               --                --
   Cash ..........................................             36             --              --               --                --
   Receivables:
      Investment securities sold .................      2,862,290        370,781          95,377               --            58,723
      Due from Advisor ...........................             --         11,783          12,888            5,270            25,745
      Dividends ..................................        462,629         60,697          21,851          171,232           110,140
      Interest ...................................      1,380,738          4,197             901            2,965            14,199
      Fund shares sold ...........................            574             --              --               --                --
      Variation margin ...........................        705,775             --              --               --                --
   Net unrealized appreciation on equity
      swap contracts .............................             --             --              --               --                --
   Net unrealized appreciation on forward
      foreign currency contracts .................        897,262             --              --               --                --
                                                    -------------   ------------    ------------    -------------    --------------
      TOTAL ASSETS ...............................    638,960,485     49,590,783      13,872,632      121,270,077       174,809,907
                                                    -------------   ------------    ------------    -------------    --------------
LIABILITIES:
   Payables:
      Securities loaned ..........................     85,521,818             --              --               --                --
      Investment securities purchased ............      1,036,840         56,055         142,924               --                --
      Fund shares redeemed .......................        725,400             --              --          828,615                --
      Distribution ...............................             --             --              --               --                --
      Variation margin ...........................             --             --           2,525           11,828            68,175
      Due to custodian bank ......................             --             --              --               --                --
      Country tax ................................             --             --              --               --                --
      Accrued expenses ...........................        144,119         22,599          26,172           21,060            31,915
   Net unrealized depreciation on equity
      swap contracts .............................             --             --              --               --                --
                                                    -------------   ------------    ------------    -------------    --------------
      TOTAL LIABILITIES ..........................     87,428,177         78,654         171,621          861,503           100,090
                                                    -------------   ------------    ------------    -------------    --------------
NET ASSETS .......................................  $ 551,532,308   $ 49,512,129    $ 13,701,011    $ 120,408,574    $  174,709,817
                                                    =============   ============    ============    =============    ==============
   Shares outstanding ............................     29,525,516      3,853,574       1,616,642        9,489,549         6,998,471
                                                    =============   ============    ============    =============    ==============
   Net asset value, offering and redemption
      price per share + ..........................  $     18.6799   $    12.8484    $     8.4750    $     12.6885    $      24.9640
                                                    =============   ============    ============    =============    ==============

* The market value for securities loaned for Brinson Global Securities Fund as of December 31, 2001 is $83,138,758.

+ Maximum offering price per share for Brinson Emerging Markets Equity Fund is
  $8.3901 (net asset value, plus 1.52% of net asset value, or 1.50% of offering price). Redemption price per share for Brinson Emerging Markets Equity Fund is $8.1405 (net asset value, less 1.50% of net asset value, or 1.52% of redemption value). Maximum offering price per share for Brinson Emerging Markets Debt Fund is $30.0922 (net asset value, plus .50% of net asset value, or .50% of offering price).

--------------------------------------------------------------------------------
68              See accompanying notes to financial statements.

BRINSON RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------



                                                                        EMERGING         U.S. CASH
                                                     INTERNATIONAL       MARKETS        MANAGEMENT       SHORT-TERM
                                                      EQUITY FUND      EQUITY FUND      PRIME FUND          FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers .......................  $   65,785,070   $  248,976,123   $           --   $   35,710,636
      Affiliated issuers .........................         878,912       14,674,137      791,345,588               --
   Foreign currency, at cost .....................         682,775          201,571               --               --
   Investments of cash collateral received for
      securities loaned, at cost .................              --               --               --               --
                                                    --------------   --------------   --------------   --------------
                                                    $   67,346,757   $  263,851,831   $  791,345,588   $   35,710,636
                                                    ==============   ==============   ==============   ==============
   Investments, at value:
      Unaffiliated issuers* ......................  $   60,703,284   $  243,422,274   $           --   $   35,743,365
      Affiliated issuers .........................         878,912       14,674,137      791,345,588               --
   Foreign currency, at value ....................         685,821          201,806               --               --
   Investments of cash collateral received for
      securities loaned, at value ................              --               --               --               --
   Cash ..........................................              --               --               --               --
   Receivables:
      Investment securities sold .................         183,644               --               --            2,121
      Due from Advisor ...........................          13,150               --               --               --
      Dividends ..................................         140,795          268,158               --               --
      Interest ...................................           1,780           25,336        1,185,623          178,855
      Fund shares sold ...........................              --           57,087               --               --
      Variation margin ...........................              --               --               --               --
   Net unrealized appreciation on equity
      swap contracts .............................              --        3,913,037               --               --
   Net unrealized appreciation on forward
      foreign currency contracts .................          82,938               --               --               --
                                                    --------------   --------------   --------------   --------------
      TOTAL ASSETS ...............................      62,690,324      262,561,835      792,531,211       35,924,341
                                                    --------------   --------------   --------------   --------------
LIABILITIES:
   Payables:
      Securities loaned ..........................              --               --               --               --
      Investment securities purchased ............          21,997          819,536               --               --
      Fund shares redeemed .......................              --          517,766               --               --
      Distribution ...............................              --               --        1,176,095               --
      Variation margin ...........................              --               --               --               --
      Due to custodian bank ......................              --          123,249               --               --
      Country tax ................................              --           49,273               --               --
      Accrued expenses ...........................          59,221          381,707           23,189           15,336
   Net unrealized depreciation on equity
      swap contracts .............................              --               --               --               --
                                                    --------------   --------------   --------------   --------------
      TOTAL LIABILITIES ..........................          81,218        1,891,531        1,199,284           15,336
                                                    --------------   --------------   --------------   --------------
NET ASSETS .......................................  $   62,609,106   $  260,670,304   $  791,331,927   $   35,909,005
                                                    ==============   ==============   ==============   ==============
   Shares outstanding ............................       6,223,785       31,540,788      791,331,927        3,020,350
                                                    ==============   ==============   ==============   ==============
   Net asset value, offering and redemption
      price per share + ..........................  $      10.0597   $       8.2645   $       1.0000   $      11.8890
                                                    ==============   ==============   ==============   ==============
----------------------------------------------------------------------------------------------------------------------



                                                                                         EMERGING        SECURITIZED
                                                       U.S. BOND       HIGH YIELD         MARKETS         MORTGAGE
                                                         FUND             FUND           DEBT FUND          FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost:
      Unaffiliated issuers .......................  $   34,774,016   $  245,698,181   $  129,695,588   $  496,367,594
      Affiliated issuers .........................         612,256        6,300,427        4,859,209       14,668,367
   Foreign currency, at cost .....................              --               --              200               --
   Investments of cash collateral received for
      securities loaned, at cost .................              --               --               --               --
                                                    --------------   --------------   --------------   --------------
                                                    $   35,386,272   $  251,998,608   $  134,554,997   $  511,035,961
                                                    ==============   ==============   ==============   ==============
   Investments, at value:
      Unaffiliated issuers* ......................  $   35,170,180   $  222,094,669   $  134,155,869   $  491,729,703
      Affiliated issuers .........................         612,256        6,300,427        4,859,209       14,668,367
   Foreign currency, at value ....................              --               --              200               --
   Investments of cash collateral received for
      securities loaned, at value ................              --               --               --               --
   Cash ..........................................              --               --               --               --
   Receivables:
      Investment securities sold .................              --          238,000               --               --
      Due from Advisor ...........................          11,339           30,734               --               --
      Dividends ..................................              --               --               --               --
      Interest ...................................         380,475        5,051,345        2,737,368        2,825,107
      Fund shares sold ...........................              --               --               --               --
      Variation margin ...........................              --               --           48,672               --
   Net unrealized appreciation on equity
      swap contracts .............................              --               --               --               --
   Net unrealized appreciation on forward
      foreign currency contracts .................              --               --           16,127               --
                                                    --------------   --------------   --------------   --------------
      TOTAL ASSETS ...............................      36,174,250      233,715,175      141,817,445      509,223,177
                                                    --------------   --------------   --------------   --------------
LIABILITIES:
   Payables:
      Securities loaned ..........................              --               --               --               --
      Investment securities purchased ............              --        1,479,750               --               --
      Fund shares redeemed .......................              --          194,000           53,497               --
      Distribution ...............................              --               --               --               --
      Variation margin ...........................              --               --               --               --
      Due to custodian bank ......................              --               --               --               --
      Country tax ................................              --               --               --               --
      Accrued expenses ...........................          20,457           57,885          132,538          124,231
   Net unrealized depreciation on equity
      swap contracts .............................              --               --           86,200               --
                                                    --------------   --------------   --------------   --------------
      TOTAL LIABILITIES ..........................          20,457        1,731,635          272,235          124,231
                                                    --------------   --------------   --------------   --------------
NET ASSETS .......................................  $   36,153,793   $  231,983,540   $  141,545,210   $  509,098,946
                                                    ==============   ==============   ==============   ==============
   Shares outstanding ............................       3,050,642       16,937,719        4,727,360       50,593,651
                                                    ==============   ==============   ==============   ==============
   Net asset value, offering and redemption
      price per share + ..........................  $      11.8512   $      13.6963   $      29.9417   $      10.0625
                                                    ==============   ==============   ==============   ==============

--------------------------------------------------------------------------------

BRINSON RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2001
                                                       GLOBAL                        U.S. LARGE                        U.S. SMALL
                                                     SECURITIES     U.S. EQUITY    CAPITALIZATION    U.S. VALUE      CAPITALIZATION
                                                        FUND           FUND          EQUITY FUND     EQUITY FUND       EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends ................................... $  5,081,224   $    773,217    $     191,157   $    2,118,601    $   3,547,564
      Interest ....................................    6,886,140         77,568           21,148           53,978          718,767
      Securities lending-net ......................      500,504             --               --               --               --
      Foreign tax withheld ........................     (257,203)            --               --               --               --
                                                    ------------   ------------    -------------   --------------    -------------
         TOTAL INCOME .............................   12,210,665        850,785          212,305        2,172,579        4,266,331
                                                    ------------   ------------    -------------   --------------    -------------
EXPENSES:
      Professional ................................      108,152         17,757           12,977           16,975           33,011
      Administration ..............................       61,090             --               --               --            --
      Custodian ...................................       90,401          2,402              363            2,770            6,309
      Trustees ....................................        5,972          4,802            3,650            2,924            5,526
      Other. . ....................................       10,061          2,923              330               --            6,981
                                                    ------------   ------------    -------------   --------------    -------------
         TOTAL EXPENSES ...........................      275,676         27,884           17,320           22,669           51,827
                                                    ------------   ------------    -------------   --------------    -------------
         Expenses reimbursed by Advisor ...........           --        (22,690)         (16,060)         (11,544)         (51,827)
         Earnings credits .........................      (17,503)            --               --               --               --
                                                    ------------   ------------    -------------   --------------    -------------
         NET EXPENSES .............................      258,173          5,194            1,260           11,125               --
                                                    ------------   ------------    -------------   --------------    -------------
         NET INVESTMENT INCOME ....................   11,952,492        845,591          211,045        2,161,454        4,266,331
                                                    ------------   ------------    -------------   --------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments .................................    2,683,165      1,862,729           64,834        6,140,833       18,142,517
      Futures contracts ...........................   12,775,645       (113,082)         (82,298)          (6,732)      (2,658,485)
      Option contracts ............................           --             --               --               --               --
      Foreign currency transactions ...............   (9,988,566)            --               --               --               --
                                                    ------------   ------------    -------------   --------------    -------------
         Net realized gain (loss) .................    5,470,244      1,749,647          (17,464)       6,134,101       15,484,032
                                                    ------------   ------------    -------------   --------------    -------------
   Change in net unrealized appreciation
      or depreciation on:
      Investments and foreign currency ............    3,440,265       (698,026)        (262,977)      (4,523,736)      35,384,995
      Futures contracts ...........................   (4,523,652)            --            3,193          107,499          459,078
      Forward contracts ...........................    2,462,887             --               --               --               --
      Swap contracts ..............................          --              --               --               --               --
      Option contracts ............................          --              --               --               --               --
      Translation of other assets and liabilities
         denominated in foreign currency ..........      (12,371)            --               --               --               --
                                                    ------------   ------------    -------------   --------------    -------------
         Change in net unrealized appreciation
           or depreciation.........................    1,367,129       (698,026)        (259,784)      (4,416,237)      35,844,073
                                                    ------------   ------------    -------------   --------------    -------------
   Net realized and unrealized gain (loss) ........    6,837,373      1,051,621         (277,248)       1,717,864       51,328,105
                                                    ------------   ------------    -------------   --------------    -------------
   Net increase (decrease) in net assets resulting
      from operations ............................. $ 18,789,865   $  1,897,212    $     (66,203)  $    3,879,318    $  55,594,436
                                                    ============   ============    =============   ==============    =============

* The Fund commenced operations on September 27, 2001.

--------------------------------------------------------------------------------
70              See accompanying notes to financial statements.

BRINSON RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------




                                                                        EMERGING         U.S. CASH
                                                     INTERNATIONAL       MARKETS        MANAGEMENT       SHORT-TERM
                                                      EQUITY FUND      EQUITY FUND      PRIME FUND          FUND
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends ................................... $    1,368,915   $    4,764,096   $           --   $            --
      Interest ....................................         65,390        1,476,646       35,355,866         1,767,908
      Securities lending-net ......................             --               --               --                --
      Foreign tax withheld ........................       (116,249)        (312,572)              --                --
                                                    --------------   --------------   --------------   ---------------
         TOTAL INCOME .............................      1,318,056        5,928,170       35,355,866         1,767,908
                                                    --------------   --------------   --------------   ---------------
EXPENSES:
      Professional ................................         27,017          126,186           66,753            14,035
      Administration ..............................             --          190,978               --                --
      Custodian ...................................         48,331          705,794               --               878
      Trustees ....................................          2,480            2,658           13,888             4,078
      Other .......................................          2,096               --            1,820             1,268
                                                    --------------   --------------   --------------   ---------------
         TOTAL EXPENSES ...........................         79,924        1,025,616           82,461            20,259
                                                    --------------   --------------   --------------   ---------------
         Expenses reimbursed by Advisor ...........        (27,279)              --               --            (2,607)
         Earnings credits .........................        (16,855)         (10,508)              --                --
                                                    --------------   --------------   --------------   ---------------
         NET EXPENSES .............................         35,790        1,015,108           82,461            17,652
                                                    --------------   --------------   --------------   ---------------
         NET INVESTMENT INCOME ....................      1,282,266        4,913,062       35,273,405         1,750,256
                                                    --------------   --------------   --------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments .................................     (7,894,624)     (55,423,632)              --            (4,707)
      Futures contracts ...........................             --      (12,177,098)              --                --
      Option contracts ............................             --               --               --                --
      Foreign currency transactions ...............      1,434,059         (107,497)              --                --
                                                    --------------   --------------   --------------   ---------------
         Net realized gain (loss) .................     (6,460,565)     (67,708,227)              --            (4,707)
                                                    --------------   --------------   --------------   ---------------
   Change in net unrealized appreciation
      or depreciation on:
      Investments and foreign currency ............     (3,685,051)      50,459,436               --            53,103
      Futures contracts ...........................             --       13,891,704               --                --
      Forward contracts ...........................     (1,098,892)          (7,747)              --                --
      Swap contracts ..............................             --          314,522               --                --
      Option contracts ............................             --               --               --                --
      Translation of other assets and liabilities
         denominated in foreign currency ..........           (890)         (17,088)              --                --
                                                    --------------   --------------   --------------   ---------------
         Change in net unrealized appreciation
           or depreciation.........................     (4,784,833)      64,640,827               --            53,103
                                                    --------------   --------------   --------------   ---------------
   Net realized and unrealized gain (loss) ........    (11,245,398)      (3,067,400)              --            48,396
                                                    --------------   --------------   --------------   ---------------
   Net increase (decrease) in net assets resulting
      from operations ............................. $   (9,963,132)  $    1,845,662   $   35,273,405   $     1,798,652
                                                    ==============   ==============   ==============   ===============

----------------------------------------------------------------------------------------------------------------------




                                                                                         EMERGING        SECURITIZED
                                                       U.S. BOND       HIGH YIELD         MARKETS         MORTGAGE
                                                         FUND             FUND           DEBT FUND          FUND*
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
      Dividends ................................... $           --   $      292,000   $           --   $            --
      Interest ....................................      2,307,432       28,142,680       22,167,698         7,612,808
      Securities lending-net ......................             --               --               --                --
      Foreign tax withheld ........................             --               --          (66,302)               --
                                                    --------------   --------------   --------------   ---------------
         TOTAL INCOME .............................      2,307,432       28,434,680       22,101,396         7,612,808
                                                    --------------   --------------   --------------   ---------------
EXPENSES:
      Professional ................................         17,837           39,592           93,240            23,678
      Administration ..............................             --               --          135,355            98,410
      Custodian ...................................            903            6,751           47,043             3,285
      Trustees ....................................          3,716            7,312            4,143             1,733
      Other. . ....................................          1,172            5,495               --             2,222
                                                    --------------   --------------   --------------   ---------------
         TOTAL EXPENSES ...........................         23,628           59,150          279,781           129,328
                                                    --------------   --------------   --------------   ---------------
         Expenses reimbursed by Advisor ...........        (20,316)         (59,150)            (381)               --
         Earnings credits .........................             --               --               --                --
                                                    --------------   --------------   --------------   ---------------
         NET EXPENSES .............................          3,312               --          279,400           129,328
                                                    --------------   --------------   --------------   ---------------
         NET INVESTMENT INCOME ....................      2,304,120       28,434,680       21,821,996         7,483,480
                                                    --------------   --------------   --------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
      Investments .................................      1,091,167      (28,092,138)      (4,380,152)          103,827
      Futures contracts ...........................             --               --           77,640                --
      Option contracts ............................             --               --           45,100                --
      Foreign currency transactions ...............             --               --          156,652                --
                                                    --------------   --------------   --------------   ---------------
         Net realized gain (loss) .................      1,091,167      (28,092,138)      (4,100,760)          103,827
                                                    --------------   --------------   --------------   ---------------
   Change in net unrealized appreciation
      or depreciation on:
      Investments and foreign currency ............       (291,346)      12,385,708          470,726        (4,637,891)
      Futures contracts ...........................             --               --         (208,174)               --
      Forward contracts ...........................             --               --          (83,502)               --
      Swap contracts ..............................             --               --          (86,200)               --
      Option contracts ............................             --               --          (44,870)               --
      Translation of other assets and liabilities
         denominated in foreign currency ..........             --               --              936                --
                                                    --------------   --------------   --------------   ---------------
         Change in net unrealized appreciation
           or depreciation.........................       (291,346)      12,385,708           48,916        (4,637,891)
                                                    --------------   --------------   --------------   ---------------
   Net realized and unrealized gain (loss) ........        799,821      (15,706,430)      (4,051,844)       (4,534,064)
                                                    --------------   --------------   --------------   ---------------
   Net increase (decrease) in net assets resulting
      from operations ............................. $    3,103,941   $   12,728,250   $   17,770,152   $     2,949,416
                                                    ==============   ==============   ==============   ===============

--------------------------------------------------------------------------------

BRINSON RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

-----------------------------------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                                                  GLOBAL
                                                                                                SECURITIES
                                                                                                   FUND
                                                                                              -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations ..................................... $  18,789,865
   Adjustments to reconcile net increase in net assets
     resulting from operations to net cash provided
     by operating activities:
     Net realized and unrealized gain on investments ........................................    (6,837,373)
     Increase in receivable for investment securities sold ..................................      (469,307)
     Decrease in dividends and interest receivable ..........................................       357,608
     Decrease in other assets ...............................................................        21,753
     Decrease in variation margin ...........................................................        30,175
     Increase in payable for investment securities purchased ................................    (8,223,179)
     Increase in  accrued expenses ..........................................................        25,462
     Net amortization of premium ............................................................        60,926
     Purchases of investments ...............................................................  (781,183,399)
     Proceeds from sales of investments .....................................................   783,356,589
     Net realized gain on futures contracts .................................................    12,775,645
     Net realized loss on foreign currency transactions .....................................    (9,988,566)
     Change in net unrealized appreciation or depreciation on future contracts ..............    (4,523,652)
     Change in net unrealized appreciation or depreciation on other assets and liabilities ..       (12,371)
     Net increase in foreign currency .......................................................      (191,632)
                                                                                              -------------
       Net cash provided by operating activities ............................................     3,988,544
                                                                                              -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net capital share transactions ...........................................................    46,347,193
   Net decrease of proceeds from securities loaned ..........................................   (51,522,832)
                                                                                              -------------
       Net cash used for financing activities ...............................................    (5,175,639)
                                                                                              -------------
Net decrease in cash ........................................................................    (1,187,095)

CASH AT BEGINNING OF YEAR ...................................................................     1,187,131
                                                                                              -------------
CASH AT END OF YEAR ......................................................................... $          36
                                                                                              =============

--------------------------------------------------------------------------------
72              See accompanying notes to financial statements.

                      This page intentionally left blank.

BRINSON RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
                                                                    GLOBAL SECURITIES FUND                 U.S. EQUITY FUND
                                                                  -----------------------------     ------------------------------
                                                                     YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,
                                                                     2001              2000               2001             2000
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ......................................   $ 11,952,492   $   25,776,771      $    845,591   $    2,218,719
   Net realized gain (loss) ...................................      5,470,244       17,703,581         1,749,647      (14,951,674)
   Change in net unrealized appreciation
      (depreciation) ..........................................      1,367,129       (9,807,982)         (698,026)      13,952,480
                                                                  ------------   --------------      ------------   --------------
   Net increase (decrease) in net assets from
      operations ..............................................     18,789,865       33,672,370         1,897,212        1,219,525
                                                                  ------------   --------------      ------------   --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ..................................    128,974,013       29,156,389         1,200,000       20,966,597
   Cost of shares redeemed ....................................    (81,833,411)    (888,827,915)      (20,097,444)    (160,498,933)
                                                                  ------------   --------------      ------------   --------------
   Net increase (decrease) in net assets resulting
      from capital share transactions .........................     47,140,602     (859,671,526)      (18,897,444)    (139,532,336)
                                                                  ------------   --------------      ------------   --------------
INCREASE (DECREASE) IN NET ASSETS .............................     65,930,467     (825,999,156)      (17,000,232)    (138,312,811)
NET ASSETS, BEGINNING OF PERIOD ...............................    485,601,841    1,311,600,997        66,512,361      204,825,172
                                                                  ------------   --------------      ------------   --------------
NET ASSETS, END OF PERIOD .....................................   $551,532,308   $  485,601,841      $ 49,512,129   $   66,512,361
                                                                  ============   ==============      ============   ==============
SHARE TRANSACTIONS:
   Shares sold ................................................      7,187,420        1,733,382           103,821        1,841,634
   Shares redeemed ............................................     (4,550,360)     (52,790,607)       (1,587,196)     (13,693,966)
                                                                  ------------   --------------      ------------   --------------
   Net increase (decrease) in shares outstanding ..............      2,637,060      (51,057,225)       (1,483,375)     (11,852,332)
                                                                  ============   ==============      ============   ==============

--------------------------------------------------------------------------------
74              See accompanying notes to financial statements.

BRINSON RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------


                                                              U.S. LARGE
                                                       CAPITALIZATION EQUITY FUND       U.S. VALUE EQUITY FUND
                                                       --------------------------     --------------------------
                                                         YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                                           2001          2000            2001           2000
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ...........................   $   211,045   $   177,231     $  2,161,454   $  2,563,313
   Net realized gain (loss) ........................       (17,464)     (185,399)       6,134,101      1,050,157
   Change in net unrealized appreciation
      (depreciation) ...............................      (259,784)    1,076,644       (4,416,237)    14,666,836
                                                       -----------   -----------     ------------   ------------
   Net increase (decrease) in net assets from
      operations ...................................       (66,203)    1,068,476        3,879,318     18,280,306
                                                       -----------   -----------     ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .......................       250,000    12,918,878       16,397,451     13,463,429
   Cost of shares redeemed .........................    (1,126,761)     (205,000)     (13,951,585)   (17,166,121)
                                                       -----------   -----------     ------------   ------------
   Net increase (decrease) in net assets resulting
      from capital share transactions ..............      (876,761)   12,713,878        2,445,866     (3,702,692)
                                                       -----------   -----------     ------------   ------------
INCREASE (DECREASE) IN NET ASSETS ..................      (942,964)   13,782,354        6,325,184     14,577,614
NET ASSETS, BEGINNING OF PERIOD ....................    14,643,975       861,621      114,083,390     99,505,776
                                                       -----------   -----------     ------------   ------------
NET ASSETS, END OF PERIOD ..........................   $13,701,011   $14,643,975     $120,408,574   $114,083,390
                                                       ===========   ===========     ============   ============
SHARE TRANSACTIONS:
   Shares sold .....................................        30,240     1,649,867        1,314,556      1,367,049
   Shares redeemed .................................      (141,066)      (27,522)      (1,131,910)    (1,577,714)
                                                       -----------   -----------     ------------   ------------
   Net increase (decrease) in shares outstanding ...      (110,826)    1,622,345          182,646       (210,665)
                                                       ===========   ===========     ============   ============

---------------------------------------------------------------------------------------


                                                               U.S. SMALL
                                                       CAPITALIZATION EQUITY FUND
                                                      ----------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                           2001              2000
---------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ...........................  $   4,266,331     $   8,723,552
   Net realized gain (loss) ........................     15,484,032        40,866,365
   Change in net unrealized appreciation
      (depreciation) ...............................     35,844,073        (4,991,511)
                                                      -------------     -------------
   Net increase (decrease) in net assets from
      operations ...................................     55,594,436        44,598,406
                                                      -------------     -------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .......................      3,500,000        23,380,905
   Cost of shares redeemed .........................   (246,181,733)     (270,806,998)
                                                      -------------     -------------
   Net increase (decrease) in net assets resulting
      from capital share transactions ..............   (242,681,733)     (247,426,093)
                                                      -------------     -------------
INCREASE (DECREASE) IN NET ASSETS ..................   (187,087,297)     (202,827,687)
NET ASSETS, BEGINNING OF PERIOD ....................    361,797,114       564,624,801
                                                      -------------     -------------
NET ASSETS, END OF PERIOD ..........................  $ 174,709,817     $ 361,797,114
                                                      =============     =============
SHARE TRANSACTIONS:
   Shares sold .....................................        166,825         1,132,126
   Shares redeemed .................................    (10,081,099)      (13,190,589)
                                                      -------------     -------------
   Net increase (decrease) in shares outstanding ...     (9,914,274)      (12,058,463)
                                                      =============     =============

--------------------------------------------------------------------------------

BRINSON RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                     EMERGING MARKETS
                                                            INTERNATIONAL EQUITY FUND                   EQUITY FUND
                                                         --------------------------------    ---------------------------------
                                                             YEAR ENDED DECEMBER 31,               YEAR ENDED DECEMBER 31,
                                                             2001              2000               2001              2000
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ..............................   $  1,282,266      $   1,387,187     $   4,913,062     $    4,584,507
   Net realized gain (loss) ...........................     (6,460,565)        10,165,417       (67,708,227)        62,994,291
   Change in net unrealized appreciation
      (depreciation) ..................................     (4,784,833)       (18,865,699)       64,640,827       (173,376,915)
                                                          ------------      -------------     -------------     --------------
   Net increase (decrease) in net assets from
      operations ......................................     (9,963,132)        (7,313,095)        1,845,662       (105,798,117)
                                                          ------------      -------------     -------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income ...........            --                  --               --                  --
                                                          ------------      -------------     -------------     --------------
   Decrease in net assets from distributions ..........            --                 --                 --                 --
                                                          ------------      -------------     -------------     --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ..........................     17,707,000         15,954,040        81,586,144        118,522,673
   Dividends issued on reinvestment of distributions ..             --                 --                --                 --
   Cost of shares redeemed ............................    (20,362,006)       (52,510,959)      (88,318,515)      (235,500,876)
                                                          ------------      -------------     -------------     --------------
   Net increase (decrease) in net assets resulting
      from capital share transactions. ................     (2,655,006)       (36,556,919)       (6,732,371)      (116,978,203)
                                                          ------------      -------------     -------------     --------------
INCREASE (DECREASE) IN NET ASSETS .....................    (12,618,138)       (43,870,014)       (4,886,709)      (222,776,320)
NET ASSETS, BEGINNING OF PERIOD .......................     75,227,244        119,097,258       265,557,013        488,333,333
                                                          ------------      -------------     -------------     --------------
NET ASSETS, END OF PERIOD .............................   $ 62,609,106      $  75,227,244     $ 260,670,304     $  265,557,013
                                                          ============      =============     =============     ==============
SHARE TRANSACTIONS:
   Shares sold ........................................      1,759,111          1,326,913        10,636,018         11,146,417
   Shares issued on reinvestment of distributions .....             --                 --                --                 --
   Shares redeemed ....................................     (1,974,514)        (4,414,873)      (11,140,664)       (21,184,647)
                                                          ------------      -------------     -------------      -------------
   Net increase (decrease) in shares outstanding ......       (215,403)        (3,087,960)         (504,646)       (10,038,230)
                                                          ============      =============     =============     ==============

* The Fund commenced investment operations on April 28, 2000.

--------------------------------------------------------------------------------
76              See accompanying notes to financial statements.

BRINSON RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------


                                                                     U.S. CASH
                                                                MANAGEMENT PRIME FUND                   SHORT-TERM FUND
                                                         ---------------------------------     --------------------------------
                                                               YEAR ENDED DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                                               2001              2000               2001              2000
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ..............................  $    35,273,405   $    50,741,644      $ 1,750,256      $  1,247,953
   Net realized gain (loss) ...........................               --                --           (4,707)            8,797
   Change in net unrealized appreciation
      (depreciation) ..................................               --                --           53,103           (24,149)
                                                         ---------------   ---------------      -----------      ------------
   Net increase (decrease) in net assets from
      operations ......................................       35,273,405        50,741,644        1,798,652         1,232,601
                                                         ---------------   ---------------      -----------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income ...........      (35,273,405)      (50,741,644)              --                --
                                                         ---------------   ---------------      -----------      ------------
   Decrease in net assets from distributions. .........      (35,273,405)      (50,741,644)              --                --
                                                         ---------------   ---------------      -----------      ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ..........................    1,866,308,152     1,897,562,004               --        40,131,876
   Dividends issued on reinvestment of distributions ..       22,224,245        31,097,481               --                --
   Cost of shares redeemed ............................   (1,754,527,541)   (1,795,118,265)              --       (12,029,073)
                                                         ---------------   ---------------      -----------      ------------
   Net increase (decrease) in net assets resulting
      from capital share transactions. ................      134,004,856       133,541,220              --         28,102,803
                                                         ---------------   ---------------      -----------      ------------
INCREASE (DECREASE) IN NET ASSETS .....................      134,004,856       133,541,220        1,798,652        29,335,404
NET ASSETS, BEGINNING OF PERIOD .......................      657,327,071       523,785,851       34,110,353         4,774,949
                                                         ---------------   ---------------      -----------      ------------
NET ASSETS, END OF PERIOD .............................  $   791,331,927   $   657,327,071      $35,909,005      $ 34,110,353
                                                         ===============   ===============      ===========      ============
SHARE TRANSACTIONS:
   Shares sold ........................................    1,866,308,152     1,897,562,004               --         3,655,451
   Shares issued on reinvestment of distributions .....       22,224,245        31,097,481               --                --
   Shares redeemed ....................................   (1,754,527,541)   (1,795,118,265)              --        (1,087,460)
                                                         ---------------   ---------------      -----------      ------------
   Net increase (decrease) in shares outstanding ......      134,004,856       133,541,220               --         2,567,991
                                                         ===============   ===============      ===========      ============

-----------------------------------------------------------------------------------------


                                                                   U.S. BOND FUND
                                                          ------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                                               2001             2000*
-----------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income ..............................   $  2,304,120      $    743,036
   Net realized gain (loss) ...........................      1,091,167           403,912
   Change in net unrealized appreciation
      (depreciation) ..................................       (291,346)          687,510
                                                          ------------      ------------
   Net increase (decrease) in net assets from
      operations ......................................      3,103,941         1,834,458
                                                          ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net investment income ...........             --                --
                                                          ------------      ------------
   Decrease in net assets from distributions. .........             --                --
                                                          ------------      ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ..........................      1,781,406        42,055,283
   Dividends issued on reinvestment of distributions ..            --                 --
   Cost of shares redeemed ............................    (12,621,305)               --
                                                          ------------      ------------
   Net increase (decrease) in net assets resulting
      from capital share transactions. ................    (10,839,899)       42,055,283
                                                          ------------      ------------
INCREASE (DECREASE) IN NET ASSETS .....................     (7,735,958)       43,889,741
NET ASSETS, BEGINNING OF PERIOD .......................     43,889,751                10
                                                          ------------      ------------
NET ASSETS, END OF PERIOD .............................   $ 36,153,793      $ 43,889,751
                                                          ============      ============
SHARE TRANSACTIONS:
   Shares sold ........................................        154,610         4,032,911
   Shares issued on reinvestment of distributions .....             --                --
   Shares redeemed ....................................     (1,136,880)               --
                                                          ------------      ------------
   Net increase (decrease) in shares outstanding ......       (982,270)        4,032,911
                                                          ============      ============

-------------------------------------------------------------------------------

BRINSON RELATIONSHIP FUNDS -- FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                       EMERGING MARKETS             SECURITIZED
                                                    HIGH YIELD FUND                        DEBT FUND               MORTGAGE FUND
                                            --------------------------------   --------------------------------   ---------------
                                                                                                                   PERIOD ENDED
                                                YEAR ENDED DECEMBER 31,             YEAR ENDED DECEMBER 31,        DECEMBER 31,
                                                 2001              2000             2001             2000              2001*
                                             -------------     -------------    -------------    --------------   ---------------
OPERATIONS:
   Net investment income ..................  $  28,434,680     $  33,728,278     $  21,821,996    $  24,951,077    $    7,483,480
   Net realized gain (loss) ...............    (28,092,138)      (33,204,183)       (4,100,760)      62,034,012           103,827
   Change in net unrealized appreciation
      (depreciation) ......................     12,385,708       (13,114,471)           48,916      (46,372,128)       (4,637,891)
                                             -------------     -------------     -------------    -------------    --------------
   Net increase (decrease) in net assets
      from operations .....................     12,728,250       (12,590,376)       17,770,152       40,612,961         2,949,416
                                             -------------     -------------     -------------    -------------    --------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold ..............     40,008,185       200,063,654        59,074,681       51,927,639       872,532,767
   Cost of shares redeemed ................   (134,674,102)     (178,363,110)     (111,480,806)    (364,574,108)     (366,383,247)
                                             -------------     -------------     -------------    -------------    --------------
   Net increase (decrease) in net assets
      resulting from capital share
      transactions ........................    (94,665,917)       21,700,544       (52,406,125)    (312,646,469)      506,149,520
                                             -------------     -------------     -------------    -------------    --------------
INCREASE (DECREASE) IN NET ASSETS .........    (81,937,667)        9,110,168       (34,635,973)    (272,033,508)      509,098,936
NET ASSETS, BEGINNING OF PERIOD ...........    313,921,207       304,811,039       176,181,183      448,214,691                10
                                             -------------     -------------     -------------    -------------    --------------
NET ASSETS, END OF PERIOD .................  $ 231,983,540     $ 313,921,207     $ 141,545,210    $ 176,181,183    $  509,098,946
                                             =============     =============     =============    =============    ==============
SHARE TRANSACTIONS:
   Shares sold ............................      2,916,739        14,781,265         2,137,976        2,025,846        87,172,062
   Shares redeemed ........................     (9,708,454)      (13,194,291)       (3,930,897)     (14,912,393)      (36,578,412)
                                             -------------     -------------     -------------    -------------    --------------
   Net increase (decrease) in shares
      outstanding .........................     (6,791,715)        1,586,974        (1,792,921)     (12,886,547)       50,593,650
                                             =============     =============     =============    =============    ==============

* The Fund commenced investment operations on September 27, 2001.

--------------------------------------------------------------------------------
78              See accompanying notes to financial statements.

                              --------------------------------------------------
                              BRINSON RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS
                              --------------------------------------------------


--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                 YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------------------
GLOBAL SECURITIES FUND                                       2001         2000           1999         1998           1997
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .................... $ 18.0599    $ 16.8271    $   16.4989  $   15.0556    $   13.4788
                                                          ---------    ---------    -----------  -----------    -----------
Income from investment operations:
   Net investment income ................................    0.4154(1)    0.4900(1)      1.2120       0.4800(1)      0.5456(1)
   Net realized and unrealized gain (loss) ..............    0.2046       0.7428        (0.8838)      0.9633         1.0312
                                                          ---------    ---------    -----------  -----------    -----------
         Total income from investment operations ........    0.6200       1.2328         0.3282       1.4433         1.5768
                                                          ---------    ---------    -----------  -----------    -----------
Net asset value, end of period .......................... $ 18.6799    $ 18.0599    $   16.8271  $   16.4989    $   15.0556
                                                          =========    =========    ===========  ===========    ===========
Total return ............................................      3.42%        7.33%          1.99%        9.59%         11.70%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .................. $ 551,532    $ 485,602    $ 1,311,601  $ 1,684,481    $ 1,304,532
   Ratio of expenses to average net assets ..............      0.05%        0.05%          0.05%        0.05%          0.05%
   Ratio of net investment income to average net assets .      2.30%        2.93%          3.07%        3.02%          3.72%
   Portfolio turnover rate ..............................        91%          62%            81%          80%           138%
-------------------------------------------------------------------------------------------------------------------------------

                                                                        YEAR ENDED DECEMBER 31,                  PERIOD ENDED
                                                           ----------------------------------------------------  DECEMBER 31,
U.S. EQUITY FUND                                              2001           2000          1999          1998       1997(2)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................   $ 12.4626      $ 11.9159     $ 12.3079     $ 10.3067    $ 10.0000
                                                           ---------      ---------     ---------     ---------    ---------
Income (loss) from investment operations:
   Net investment income................................      0.1913(1)      1.2318        0.1668        0.1508       0.0498
   Net realized and unrealized gain (loss)..............      0.1945        (0.6851)      (0.5588)       1.8504       0.2569
                                                           ---------      ---------     ---------     ---------    ---------
         Total income (loss) from investment operations       0.3858         0.5467       (0.3920)       2.0012       0.3067
                                                           ---------      ---------     ---------     ---------    ---------
Net asset value, end of period..........................   $ 12.8484      $ 12.4626     $ 11.9159     $ 12.3079    $ 10.3067
                                                           =========      =========     =========     =========    =========
Total return............................................        3.10%          4.59%        (3.18)%       19.42%        3.07%+
Ratios/Supplemental data:
   Net assets, end of period (in 000s)..................   $  49,512      $  66,512     $ 204,825     $ 178,972    $  73,631
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits.        0.05%          0.03%         0.03%         0.02%        0.05%(3)
      After expense reimbursement and earnings credits..        0.01%          0.01%         0.01%         0.01%        0.01%(3)
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits.        1.50%          1.71%         1.68%         1.78%        2.01%(3)
      After expense reimbursement and earnings credits..        1.54%          1.73%         1.70%         1.79%        2.05%(3)
   Portfolio turnover rate..............................          45%            72%           51%           46%           9%
---------------------------------------------------------------------------------------------------------------------------------

(1) The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)  The Fund commenced operations August 29, 1997.
(3)  Annualized.
+    Non-Annualized.





================================================================================
              See accompanying notes to financial statements.                 79

                              --------------------------------------------------
                              BRINSON RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS
                              --------------------------------------------------


--------------------------------------------------------------------------------
THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                YEAR ENDED DECEMBER 31,      PERIOD ENDED
                                                           -------------------------------   DECEMBER 31,
U.S. LARGE CAPITALIZATION EQUITY FUND                           2001              2000          1999(1)
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................   $      8.4771     $      8.1963    $  10.0000
                                                           -------------     -------------    ----------
Income (loss) from investment operations:
   Net investment income ...............................          0.1431            0.1829        1.3195
   Net realized and unrealized gain (loss) .............         (0.1452)           0.0979       (3.1232)
                                                           -------------     -------------    ----------
        Total income (loss) from investment operations .         (0.0021)           0.2808       (1.8037)
                                                           -------------     -------------    ----------
Net asset value, end of period .........................   $      8.4750     $      8.4771    $   8.1963
                                                           =============     =============    ==========
Total return ...........................................           (0.02)%            3.43%       (18.04)%+
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .................   $      13,701     $      14,644    $      862
   Ratio of expenses to average net assets:
     Before expense reimbursement and earnings credits .            0.13%             0.27%         0.26%(3)
     After expense reimbursement and earnings credits ..            0.01%             0.01%         0.01%(3)
   Ratio of net investment income to average net assets:
     Before expense reimbursement and earnings credits .            1.43%             1.62%         1.66%(3)
     After expense reimbursement and earnings credits ..            1.55%             1.88%         1.91%(3)
   Portfolio turnover rate .............................              50%               67%          142%
-------------------------------------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,                   PERIOD ENDED
                                                           -------------------------------------------------        DECEMBER 31,
U.S. VALUE EQUITY FUND                                           2001             2000             1999               1998(2)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................   $      12.2579    $      10.4550    $     10.4832     $      10.0000
                                                           --------------    --------------    -------------     --------------
Income (loss) from investment operations:
   Net investment income ...............................           0.2155            0.2834           0.2503             0.1044
   Net realized and unrealized gain (loss) .............           0.2151            1.5195          (0.2785)            0.3788
                                                           --------------    --------------    -------------     --------------
         Total income (loss) from investment operations.           0.4306            1.8029          (0.0282)            0.4832
                                                           --------------    --------------    -------------     --------------
Net asset value, end of period .........................   $      12.6885    $      12.2579    $     10.4550     $      10.4832
                                                           ==============    ==============    =============     ==============
Total return ...........................................             3.51%            17.24%           (0.27)%             4.83%+
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .................   $      120,409    $      114,083    $      99,506     $      112,401
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits.             0.02%             0.04%            0.03%              0.03%(3)
      After expense reimbursement and earnings credits .             0.01%             0.01%            0.01%              0.01%(3)
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits.             1.92%             2.43%            2.02%              2.04%(3)
      After expense reimbursement and earnings credits .             1.93%             2.46%            2.04%              2.06%(3)
   Portfolio turnover rate .............................               48%               75%              95%                35%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Fund commenced investment operations on April 30, 1999.
(2) The Fund commenced investment operations on June 25, 1998.
(3) Annualized.
+   Non-Annualized.





================================================================================
80            See accompanying notes to financial statements.

                              --------------------------------------------------
                              BRINSON RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS
                              --------------------------------------------------


--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                 YEAR ENDED DECEMBER 31,
                                                           ------------------------------------------------------------------
U.S. SMALL CAPITALIZATION EQUITY FUND                         2001         2000         1999         1998          1997
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................   $ 21.3920    $ 19.4892    $ 18.9356    $ 20.0635     $  15.2509
                                                           ----------   ---------    ---------    ---------     ----------
Income (loss) from investment operations:
   Net investment income ...............................      0.3903(1)    1.3404       0.0975       0.3375         0.2938
   Net realized and unrealized gain (loss) .............      3.1817       0.5624       0.4561      (1.4654)        4.5188
                                                           ----------   ---------    ---------    ---------     ----------
         Total income (loss) from investment operations.      3.5720       1.9028       0.5536      (1.1279)        4.8126
                                                           ----------   ---------    ---------    ---------     ----------
Net asset value, end of period .........................   $ 24.9640    $ 21.3920    $ 19.4892    $ 18.9356     $  20.0635
                                                           =========    =========    =========    =========     ==========
Total return ...........................................       16.70%        9.76%        2.92%       (5.62)%        31.56%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .................   $ 174,710    $ 361,797    $ 564,625    $ 399,822     $  405,352
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits.        0.02%        0.02%        0.01%        0.01%          0.03%
      After expense reimbursement and earnings credits .        0.00%        0.00%        0.00%        0.00%          0.00%
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits.        1.67%        1.86%        2.05%        1.90%          1.76%
      After expense reimbursement and earnings credits .        1.69%        1.88%        2.06%        1.91%          1.79%
   Portfolio turnover rate .............................          76%          60%          57%          40%            45%
-----------------------------------------------------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                                           --------------------------------------------------     DECEMBER 31,
INTERNATIONAL EQUITY FUND                                       2001              2000              1999             1998(2)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................   $     11.6827     $     12.5008     $      10.3223    $     10.0000
                                                           -------------     -------------     --------------    -------------
Income (loss) from investment operations:
   Net investment income ...............................          0.2256            0.3289             0.1796           0.0570
   Net realized and unrealized gain (loss) .............         (1.8486)          (1.1470)            1.9989           0.2653
                                                           -------------     -------------     --------------    -------------
         Total income (loss) from investment operations.         (1.6230)          (0.8181)            2.1785           0.3223
                                                           -------------     -------------     --------------    -------------
Net asset value, end of period .........................   $     10.0597     $     11.6827     $      12.5008    $     10.3223
                                                           =============     =============     ==============    =============
Total return ...........................................          (13.89)%           (6.54)%            21.10%            3.22%+
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .................   $      62,609     $      75,227     $      119,097    $      75,561
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits.            0.10%             0.11%              0.12%            0.10%(3)
      After expense reimbursement and earnings credits .            0.06%             0.06%              0.06%            0.06%(3)
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits.            2.04%             1.64%              1.90%            1.40%(3)
      After expense reimbursement and earnings credits .            2.08%             1.69%              1.96%            1.44%(3)
   Portfolio turnover rate .............................              85%               63%                86%              41%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)  The Fund commenced investment operations on June 26, 1998.
(3)  Annualized.
+    Non-Annualized.





================================================================================
              See accompanying notes to financial statements.                 81

                              --------------------------------------------------
                              BRINSON RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS
                              --------------------------------------------------


--------------------------------------------------------------------------------
THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                   YEAR ENDED DECEMBER 31,
                                                           -------------------------------------------------------------------
EMERGING MARKETS EQUITY FUND                                  2001          2000          1999         1998          1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................   $  8.2869     $ 11.6039     $  7.0004    $  9.1635     $ 10.1862
                                                           ---------     ---------     ---------    ---------     ---------
Income (loss) from investment operations:
   Net investment income ...............................      0.1770        0.4255        0.3658       0.2647        0.2561(1)
   Net realized and unrealized gain (loss) .............     (0.1994)      (3.7425)       4.2377      (2.4278)      (1.2788)
                                                           ---------     ---------     ---------    ---------     ---------
         Total income (loss) from investment operations.     (0.0224)      (3.3170)       4.6035      (2.1631)      (1.0227)
                                                           ---------     ---------     ---------    ---------     ---------
Net asset value, end of period .........................   $  8.2645     $  8.2869     $ 11.6039    $  7.0004     $  9.1635
                                                           =========     =========     =========    =========     =========
Total return ...........................................       (0.27)%      (28.59)%       65.76%      (23.61)%      (10.04)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .................   $ 260,670     $ 265,557     $ 488,333    $ 406,726     $ 451,873
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits.        0.40%         0.49%         0.47%        0.38%         0.28%
      After expense reimbursement and earnings credits .        0.40%         0.48%         0.47%        0.38%         0.28%
   Ratio of net investment income to average net assets:

      Before expense reimbursement and earnings credits.        1.93%         1.36%         1.62%        4.13%         2.44%
      After expense reimbursement and earnings credits .        1.93%         1.37%         1.62%        4.13%         2.44%
   Portfolio turnover rate .............................          61%           67%           92%         112%           62%
------------------------------------------------------------------------------------------------------------------------------

                                                                   YEAR ENDED DECEMBER 31,           PERIOD ENDED
                                                           ---------------------------------------   DECEMBER 31,
U.S. CASH MANAGEMENT PRIME FUND                               2001         2000           1999         1998(2)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................   $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                           ---------     ---------     ---------     ---------
Net investment income from investment operations .......      0.0413        0.0645        0.0521        0.0477
                                                           ---------     ---------     ---------     ---------
Distributions from net investment income ...............     (0.0413)      (0.0645)      (0.0521)      (0.0477)
                                                           ---------     ---------     ---------     ---------
Net asset value, end of period .........................   $  1.0000     $  1.0000     $  1.0000     $  1.0000
                                                           =========     =========     =========     =========
Total return ...........................................        4.21%         6.69%         5.34%         4.88%+
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .................   $ 791,332     $ 657,327     $ 523,786     $ 299,224
   Ratio of expenses to average net assets .............        0.01%         0.01%         0.01%         0.01%(3)
   Ratio of net investment income to average net assets.        4.27%         6.49%         5.23%         5.52%(3)
------------------------------------------------------------------------------------------------------------------

(1) The net investment income per share data was determined by using average shares outstanding throughout the period.
(2)  The Fund commenced investment operations on February 18, 1998.
(3)  Annualized.
+    Non-Annualized.

================================================================================
82              See accompanying notes to financial statements.

                              --------------------------------------------------
                              BRINSON RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS
                              --------------------------------------------------


--------------------------------------------------------------------------------
THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                         YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------
SHORT-TERM FUND                                                 2001             2000            1999(1)
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....................   $     11.2935    $     10.5557     $     10.0000
                                                           -------------    -------------     -------------
Income from investment operations:
   Net investment income................................          0.5795           0.8200(2)         0.5217
   Net realized and unrealized gain (loss)..............          0.0160          (0.0822)           0.0340
                                                           -------------    -------------     -------------
         Total income from investment operations........          0.5955           0.7378            0.5557
                                                           -------------    -------------     -------------
Net asset value, end of period..........................   $     11.8890    $     11.2935     $     10.5557
                                                           =============    =============     =============
Total return............................................            5.27%            6.99%             5.56%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)..................   $      35,909    $      34,110     $       4,775
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits.            0.05%            0.10%             0.45%
      After expense reimbursement and earnings credits..            0.05%            0.05%             0.05%
   Ratio of net investment income to average net assets:

      Before expense reimbursement and earnings credits.            4.98%            7.27%             5.03%
      After expense reimbursement and earnings credits..            4.98%            7.32%             5.43%
--------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED     PERIOD ENDED
                                                             DECEMBER 31,    DECEMBER 31,
U.S. BOND FUND                                                  2001           2000(3)
------------------------------------------------------------------------------------------
Net asset value, beginning of period....................   $     10.8829   $     10.0000
                                                           -------------   -------------
Income from investment operations:
   Net investment income................................          0.8146          0.1842
   Net realized and unrealized gain.....................          0.1537          0.6987
                                                           -------------   -------------
         Total income from investment operations........          0.9683          0.8829
                                                           -------------   -------------
Net asset value, end of period..........................   $     11.8512   $     10.8829
                                                           =============   =============
Total return............................................            8.90%           8.83%+
Ratios/Supplemental data:
   Net assets, end of period (in 000s)..................   $      36,154   $      43,890
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits.            0.07%           0.20%(4)
      After expense reimbursement and earnings credits..            0.01%           0.01%(4)
Ratio of net investment income to average net assets:

      Before expense reimbursement and earnings credits.            6.30%           6.60%(4)
      After expense reimbursement and earnings credits..            6.36%           6.79%(4)
Portfolio turnover rate.................................             204%            231%
------------------------------------------------------------------------------------------

(1)  The Fund commenced operations December 31, 1998.
(2) The net investment income per share data was determined by using average shares outstanding throughout the period.
(3)  The Fund commenced operations April 28, 2000.
(4)  Annualized.
+    Non-Annualized.

================================================================================
                See accompanying notes to financial statements.               83

                              --------------------------------------------------
                              BRINSON RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS
                              --------------------------------------------------


--------------------------------------------------------------------------------
THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                   YEAR ENDED DECEMBER 31,
                                                           --------------------------------------------------------------------
HIGH YIELD FUND                                               2001         2000          1999           1998          1997
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................   $ 13.2292     $ 13.7659     $ 13.1736     $ 13.9645     $ 12.3175
                                                           ---------     ---------     ---------     ---------     ---------
Income (loss) from investment operations:
   Net investment income ...............................      1.4440*       1.1583        1.5473        1.4678*       1.3299*
   Net realized and unrealized gain (loss) .............     (0.9769)      (1.6950)      (0.9550)      (2.2587)       0.3171
                                                           ---------     ---------     ---------     ---------     ---------
         Total income (loss) from investment operations.      0.4671       (0.5367)       0.5923       (0.7909)       1.6470
                                                           ---------     ---------     ---------     ---------     ---------
Net asset value, end of period .........................   $ 13.6963     $ 13.2292     $ 13.7659     $ 13.1736     $ 13.9645
                                                           =========     =========     =========     =========     =========
Total return ...........................................        3.53%        (3.90)%        4.50%        (5.66)%       13.37%

Ratios/Supplemental data:
   Net assets, end of period (in 000s) .................   $ 231,984     $ 313,921     $ 304,811     $ 308,483     $ 156,521
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits.        0.02%         0.01%         0.01%         0.02%         0.06%
      After expense reimbursement and earnings credits .        0.00%         0.00%         0.00%         0.00%         0.00%
   Ratio of net investment income to average net assets:

      Before expense reimbursement and earnings credits.       10.51%        10.39%         9.56%        10.75%        10.09%
      After expense reimbursement and earnings credits .       10.53%        10.40%         9.57%        10.77%        10.15%
   Portfolio turnover rate .............................          59%           65%           93%          106%           76%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
EMERGING MARKETS DEBT FUND                                   2001          2000        1999          1998          1997
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................  $ 27.0205     $ 23.0957    $ 17.5294    $ 20.2278     $ 16.8816
                                                          ---------     ---------    ---------    ---------     ---------
Income (loss) from investment operations:
   Net investment income ...............................     3.9816*       2.7100*      2.6800*      2.2017        1.7757*
   Net realized and unrealized gain (loss) .............    (1.0604)       1.2148       2.8863      (4.9001)       1.5705
                                                          ---------     ---------    ---------    ---------     ---------
        Total income (loss) from investment operations..     2.9212        3.9248       5.5663      (2.6984)       3.3462
                                                          ---------     ---------    ---------    ---------     ---------
Net asset value, end of period .........................  $ 29.9417     $ 27.0205    $ 23.0957    $ 17.5294     $ 20.2278
                                                          =========     =========    =========    =========     =========
Total return ...........................................      10.81%        16.99%       31.75%      (13.34)%       19.82%
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .................  $ 141,545     $ 176,181    $ 448,215    $ 398,238     $ 428,085
   Ratio of expenses to average net assets .............       0.15%         0.14%        0.12%        0.12%         0.13%
   Ratio of net investment income to average net assets.      12.09%        10.93%       13.66%       12.21%         9.83%
   Portfolio turnover rate .............................        163%          112%          68%         122%          120%
----------------------------------------------------------------------------------------------------------------------------

* The net investment income per share data was determined by using average shares outstanding throughout the period.





================================================================================
84            See accompanying notes to financial statements.

                              --------------------------------------------------
                              BRINSON RELATIONSHIP FUNDS -- FINANCIAL HIGHLIGHTS
                              --------------------------------------------------


--------------------------------------------------------------------------------

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                  PERIOD ENDED
                                                                  DECEMBER 31,
SECURITIZED MORTGAGE FUND                                             2001*
---------------------------------------------------------------------------------
Net asset value, beginning of period .......................    $      10.0000
                                                                --------------
Income from investment operations:
   Net investment income ...................................            0.1479
   Net realized and unrealized loss ........................           (0.0854)
                                                                --------------
         Total income from investment operations ...........            0.0625
                                                                --------------
Net asset value, end of period .............................    $      10.0625
                                                                ==============
Total return ...............................................              0.63%+
Ratios/Supplemental data:
   Net assets, end of period (in 000s) .....................    $      509,099
   Ratio of expenses to average net assets .................              0.10%**
   Ratio of net investment income to average net assets ....              5.64%**
   Portfolio turnover rate .................................                12%
---------------------------------------------------------------------------------

 *   The Fund commenced investment operations on September 27, 2001.
**   Annualized
 +   Non-Annualized




================================================================================
              See accompanying notes to financial statements.                85

                     -----------------------------------------------------------
                     BRINSON RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS
                     -----------------------------------------------------------


--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

Brinson Relationship Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of thirteen series representing separate portfolios of investments, each of which is non-diversified except for Brinson U.S. Cash Management Prime Fund which is diversified. The thirteen series are:
Brinson Global Securities Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Value Equity Fund, Brinson U.S. Small Capitalization Equity Fund, Brinson International Equity Fund, Brinson Emerging Markets Equity Fund, Brinson U.S. Cash Management Prime Fund, Brinson Short-Term Fund, Brinson U.S. Bond Fund, Brinson High Yield Fund, Brinson Emerging Markets Debt Fund and Brinson Securitized Mortgage Fund (each a "Fund," and collectively, the "Funds"). The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

The Trust issues its beneficial interests only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended.

Only "accredited investors", as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations.

A. INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded or, lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over-the-counter are valued at the most recent bid price. Equity securities traded in certain emerging market countries may be subject to a foreign premium and are valued accordingly. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Equity swap values are derived based on the values, or estimates of the values, of the applicable equity indices and foreign exchange rates underlying the contracts. Total return swaps are marked-to-market daily based upon quotations from market makers. Written options are marked-to-market daily based upon quotations from market makers. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate on the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statements of operations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D. INVESTMENT INCOME: Interest income, which includes amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.





================================================================================
86

                     -----------------------------------------------------------
                     BRINSON RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS
                     -----------------------------------------------------------


--------------------------------------------------------------------------------

E. DISTRIBUTIONS: With the exception of Brinson U.S. Cash Management Prime Fund, none of the Funds currently intend to declare and pay dividends. For Brinson U.S. Cash Management Prime Fund, net investment income dividends are declared daily and paid monthly. Net realized capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share. There is no assurance that Brinson U.S. Cash Management Prime Fund will be able to maintain a net asset value of $1.00 per share.

F. FEDERAL INCOME TAXES: The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income (loss) of each Fund is includable in the income tax returns of the investors. For tax purposes each component of the Fund's net assets are reported at the investor level; therefore, the Statements of Assets and Liabilities does not present the components of net assets.

G. PARTNERSHIP ALLOCATIONS: For federal income tax purposes, an investor's distributive share of each item of a Fund's income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") so long as the allocation has "substantial economic effect" within the meaning of Code Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that this allocation method has substantial economic effect.

H. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

I. EARNINGS CREDITS: The Funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Funds' expenses. This amount is reflected in the Funds' Statements of Operations.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. With respect to Brinson High Yield Fund, Brinson Partners (NY), Inc., formerly known as UBS Asset Management (New York), Inc. (the "Sub-Advisor") is responsible for managing a portion of the Fund pursuant to a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor. The Sub-Advisor does not receive any compensation under the Sub-Advisory Agreement for providing services to the Advisor. The Advisor has agreed to reimburse Brinson U.S. Small Capitalization Equity Fund and Brinson High Yield Fund for all operating expenses. The Advisor has agreed to reimburse the following Funds to the extent that total operating expenses exceed the following percentage of average daily net assets:

Brinson Global Securities Fund ...........................................    0.05%
Brinson U.S. Equity Fund .................................................    0.01
Brinson U.S. Large Capitalization Equity Fund ............................    0.01
Brinson U.S. Value Equity Fund ...........................................    0.01
Brinson International Equity Fund ........................................    0.06
Brinson Emerging Markets Equity Fund .....................................    0.50
Brinson U.S. Cash Management Prime Fund ..................................    0.01
Brinson Short-Term Fund ..................................................    0.05
Brinson U.S. Bond Fund ...................................................    0.01
Brinson Emerging Markets Debt Fund .......................................    0.50
Brinson Securitized Mortgage Fund ........................................    0.10





================================================================================
                                                                              87

                     -----------------------------------------------------------
                     BRINSON RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS
                     -----------------------------------------------------------


--------------------------------------------------------------------------------

Certain officers of the Funds are also officers and directors of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to independent trustees were as follows:

Brinson Global Securities Fund ........................................   $  5,972
Brinson U.S. Equity Fund ..............................................      4,802
Brinson U.S. Large Capitalization Equity Fund .........................      3,650
Brinson U.S. Value Equity Fund ........................................      2,924
Brinson U.S. Small Capitalization Equity Fund .........................      5,526
Brinson International Equity Fund .....................................      2,480
Brinson Emerging Markets Equity Fund ..................................      2,658
Brinson U.S. Bond Fund ................................................      3,716
Brinson U.S. Cash Management Prime Fund ...............................     13,888
Brinson Short-Term Fund ...............................................      4,078
Brinson High Yield Fund ...............................................      7,312
Brinson Emerging Markets Debt Fund ....................................      4,143
Brinson Securitized Mortgage Fund .....................................      1,733

Brinson Global Securities Fund invests in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented 22.76% of the Fund's total net assets at December 31, 2001. Amounts relating to those investments at December 31, 2001 are summarized as follow:

                                                                                              NET         CHANGE IN
                                                                            SALES          REALIZED    NET UNREALIZED
AFFILIATES                                                PURCHASES        PROCEEDS       GAIN/(LOSS)    GAIN/(LOSS)       VALUE
----------                                              ------------     ------------     -----------  --------------   ------------
Brinson U.S. Small Capitalization Equity Fund ........  $         --     $         --     $       --     $2,325,584    $ 16,233,507
Brinson High Yield Fund ..............................     5,700,000               --             --      1,067,160      35,181,963
Brinson Emerging Markets Equity Fund .................    16,575,000        3,208,389       (253,389)     1,825,668      33,393,402
Brinson Emerging Markets Debt Fund ...................     5,985,075        2,985,075             --      1,907,439      20,545,725
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund ...................   261,553,160      275,817,761             --             --      20,185,157
                                                        ------------     ------------      ---------     ----------    ------------
                                                        $289,813,235     $282,011,225      $(253,389)    $7,125,851    $125,539,754
                                                        ============     ============      =========     ==========    ============

The following Funds invest in shares of Brinson Supplementary Trust--U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is managed by the Advisor. Supplementary Trust is offered as a cash management option only to mutual funds and other accounts managed by the Advisor. Supplementary Trust pays no management fees. Distributions from Supplementary Trust are reflected as interest income on the Statements of Operations. Amounts relating to those investments at December 31, 2001 and for the year then ended are summarized as follows:

                                                                                                                           % OF
                                                                            SALES          INTEREST                          NET
FUND                                                     PURCHASES         PROCEEDS         INCOME         VALUE            VALUE
----------                                              ------------     ------------     -----------  --------------   ------------
Brinson Global Securities Fund ...................... $  261,553,160  $   275,817,761   $  1,459,191  $  20,185,157           3.66%
Brinson U.S. Equity Fund ............................     11,870,302       10,611,348         71,884      2,139,219           4.32%
Brinson U.S. Large Capitalization Equity Fund .......      2,877,645        3,346,369         18,722        380,745           2.78%
Brinson U.S. Value Equity Fund ......................     33,097,841       35,072,697         48,843        918,542           0.77%
Brinson U.S. Small Capitalization Equity Fund .......    107,605,208      118,638,363        605,801      7,343,625           4.20%
Brinson International Equity Fund ...................     14,067,836       13,842,375         54,115        878,912           1.40%
Brinson Emerging Markets Equity Fund ................    110,335,102      131,995,656      1,370,518     14,674,137           5.63%
Brinson U.S. Cash Management Prime Fund .............  1,665,788,975    1,531,771,758     35,355,866    791,345,588         100.00%
Brinson Short-Term Fund .............................      9,858,443        9,858,443             --             --          --
Brinson U.S. Bond Fund ..............................     20,114,124       27,223,088         64,916        612,256           1.69%
Brinson High Yield Fund .............................    119,713,384      136,818,946        269,176      6,300,427           2.71%
Brinson Emerging Markets Debt Fund ..................    188,455,589      193,033,247        380,840      4,859,209           3.44%
Brinson Securitized Mortgage Fund ...................     61,622,656       46,954,289         44,462     14,668,367           2.88%





================================================================================
88

                     -----------------------------------------------------------
                     BRINSON RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS
                     -----------------------------------------------------------


--------------------------------------------------------------------------------

The following Funds have incurred brokerage commissions with affiliated broker dealers as listed below. Amounts relating to those transactions for the year ended December 31, 2001, were as follows:

                                                                                         UBS            UBS
                                                                                  PAINEWEBBER INC.  WARBURG LLC
Brinson U.S. Equity Fund .......................................................               --         $12,276
Brinson U.S. Value Equity Fund .................................................           $1,315              --
Brinson U.S. Small Capitalization Equity Fund ..................................            7,899              --

3.   INVESTMENT TRANSACTIONS

Investment transactions for the year ended December 31, 2001, excluding short-term investments, were as follows:

                                                                                                    SALES
FUND                                                                               PURCHASES       PROCEEDS
----                                                                             ------------    ------------
Brinson Global Securities Fund ................................................  $509,990,552    $437,266,485
Brinson U.S. Equity Fund ......................................................    24,349,037      43,643,222
Brinson U.S. Large Capitalization Equity Fund .................................     6,552,552       6,728,395
Brinson U.S. Value Equity Fund ................................................    59,886,011      53,235,336
Brinson U.S. Small Capitalization Equity Fund .................................   178,482,018     407,767,449
Brinson International Equity Fund .............................................    50,980,322      51,093,982
Brinson Emerging Markets Equity Fund ..........................................   155,372,291     138,618,481
Brinson U.S. Bond Fund ........................................................    71,595,706      79,359,175
Brinson High Yield Fund .......................................................   151,718,746     205,191,155
Brinson Emerging Markets Debt Fund ............................................   267,540,921     295,516,337
Brinson Securitized Mortgage Fund .............................................   554,430,745      57,156,813

4.   SWAP CONTRACTS

Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund enter into swap contracts. Swaps often provide a less expensive, and in some cases, the only means of investing in certain emerging markets. In equity swaps, Brinson Emerging Markets Equity Fund agrees to receive the return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest amount based on the notional amount of the agreement. In a total return swap, Brinson Emerging Markets Debt Fund exchanges the return of one emerging markets bond for another emerging markets bond.

Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon termination or reset of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. Amounts receivable or payable related to terminated or reset swap contracts, if any, are reflected as receivable or payable for swap contracts closed on the statements of assets and liabilities.

Credit risk may arise as a result of the failure of the swap counterparty to comply with the terms of the swap contract. The Funds consider the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. The credit risk to the Funds is limited to the net unrealized gain by the counterparty, if any, on the swap contracts. Additionally, risks may arise from unanticipated movements in interest rates, foreign exchange rates or in the value of the underlying indices.

At December 31, 2001, Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund had open equity swap and total return swap contracts, respectively, with a limited number of international dealers. The Fund had short-term investments segregated with its custodian equal to, or in excess of, the notional amount of the open equity swap contracts.

5.   FORWARD FOREIGN CURRENCY CONTRACTS

Brinson Global Securities Fund, Brinson International Equity Fund and Brinson Emerging Markets Debt Fund engaged in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.





================================================================================

                     -----------------------------------------------------------
                     BRINSON RELATIONSHIP FUNDS -- NOTES TO FINANCIAL STATEMENTS
                     -----------------------------------------------------------


--------------------------------------------------------------------------------

The unrealized gain, if any, represents the credit risk to the Funds on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of the contracts. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the period ended December 31, 2001, was the Funds' custodian.

6.   FUTURES CONTRACTS

The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio or equitize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The Statements of Operations reflect net realized and net unrealized gains and losses on these contracts.

7.       OPTIONS WRITTEN

The Funds may use options contracts to manage their exposure. Writing put options may tend to increase a Fund's exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. During the year ended December 31, 2001, Brinson Emerging Markets Debt Fund had the following option transactions:

                                                                                  NUMBER OF
WRITTEN OPTION TRANSACTIONS                                                       CONTRACTS      PREMIUMS
---------------------------                                                      -----------    ----------
Outstanding, beginning of period ............................................       2,255         $ 45,100
Options expired .............................................................      (2,255)         (45,100)
                                                                                   ------          -------
Outstanding, end of period ..................................................          --        $      --
                                                                                   ======          =======


8.   SECURITY LENDING

Brinson Global Securities Fund loaned securities to certain brokers, with the Fund's custodian acting as the Fund's lending agent. The Fund earned negotiated lenders' fees, which are included in securities lending-net in the statements of operations. The Fund receives cash and securities as collateral against the loaned securities. The Fund monitors the market value of securities loaned on a daily basis and initially requires collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The cash collateral received is invested in short-term securities and is included in the schedule of investments. The securities received as collateral are reflected in the Statements of Assets and Liabilities. The value of loaned securities and related collateral outstanding at December 31, 2001, were as follows:

                                                                                              CASH COLLATERAL      MARKET VALUE OF
                                                                          MARKET VALUE OF      RECEIVED FOR          INVESTMENTS
                                                                              LOANED            SECURITIES       OF CASH COLLATERAL
                                                                            SECURITIES            LOANED              RECEIVED
                                                                          ---------------     ----------------   -------------------
Brinson Global Securities Fund                                              $83,138,758         $85,521,818          $84,798,428
                                                                            ===========         ===========          ===========

9.   TRANSACTION CHARGES

Investors in Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund are subject to a transaction charge equal to 1.50% and 0.50%, respectively, of the Fund's offering price on Fund share purchases.

Therefore, the shares of each of these Funds are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Funds and is intended to defray transaction costs associated with the purchase and sale of securities within the Funds. Investors in Brinson Emerging Markets Equity Fund are also subject to a transaction charge equal to 1.50% of the Fund's offering price on Fund share redemptions. Transaction charges received by Brinson Emerging Markets Equity Fund were $2,387,800 and $5,200,713 and Brinson Emerging Markets Debt Fund were $300,492 and $147,230 for the years ended December 31, 2001 and December 31, 2000, respectively, and are included in shares sold on the Statements of Changes in Net Assets.





================================================================================
90

                    ------------------------------------------------------------
                    BRINSON RELATIONSHIP FUNDS -- REPORT OF INDEPENDENT AUDITORS
                    ------------------------------------------------------------


--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of
Brinson Relationship Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Brinson Relationship Funds (comprising, Brinson Global Securities Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Value Equity Fund, Brinson U.S. Small Capitalization Equity Fund, Brinson International Equity Fund, Brinson Emerging Markets Equity Fund, Brinson U.S. Cash Management Prime Fund, Brinson Short-Term Fund, Brinson U.S. Bond Fund, Brinson HighYield Fund, Brinson Emerging Markets Debt Fund and Brinson Securitized Mortgage Fund), as of December 31, 2001, and the related statements of operations, cash flows (Brinson Global Securities Fund only), changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Brinson Relationship Funds at December 31, 2001, and the results of their operations, cash flows (Brinson Global Securities Fund only), changes in their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ ERNST & YOUNG LLP

New York, New York

February 19, 2002





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                                                                              91

--------------------------------------------------------------------------------
TRUSTEE INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees serve an indefinite term. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee of the Trust, the Trustee's principal occupations during the last five years, the number of funds in the Brinson Family of Funds overseen by the Trustee, and other directorships held by such Trustee.

The Fund's Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647-1568.

INDEPENDENT TRUSTEES

                                             POSITION(S)                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                            HELD WITH THE                             NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS                               FUND; LENGTH                           OVERSEEN BY TRUSTEE; OTHER DIRECTORSHIPS
AND AGE                                    OF TIME SERVED                                      HELD BY TRUSTEE
Walter E. Auch, 80                           Trustee                               Retired; prior thereto, Chairman and CEO
6001 N. 62nd Place                           since 1994                            of Chicago Board of Options Exchange
Paradise Valley, AZ 85253                                                          1979-1986; Trustee of the Trust since
                                                                                   May, 1994; Trustee, The Brinson Funds
                                                                                   since 1994; Trustee, Brinson
                                                                                   Supplementary Trust since 1997;
                                                                                   Director, Fort Dearborn Income
                                                                                   Securities, Inc. 1987-1995; Director, SB
                                                                                   Advisers since 1992; Director, SB Trak
                                                                                   since 1992; Director, Banyan Realty
                                                                                   Trust since 1988; and Director, Express
                                                                                   America Holdings Corp. since 1992, and
                                                                                   Nicholas/Applegate Funds and Legend
                                                                                   Properties, Inc.; Director, Geotek
                                                                                   Industries, Inc. 1987-1998.


Frank K. Reilly, 66                          Chairman                              Professor, University of Notre Dame
College of Business                          and                                   since 1982; Trustee of the Trust since
Administration                               Trustee                               1993; Trustee, The Brinson Funds since
University of                                since 1993                            1994; Trustee, Brinson Supplementary
Notre Dame                                                                         Trust since 1997; Director of The
Notre Dame,                                                                        Brinson Funds, Inc. 1992-1993; Director,
IN 46556-0399                                                                      Fort Dearborn Income Securities, Inc.
                                                                                   since 1993; Director, Discover Bank
                                                                                   since 1993; and Director, Morgan Stanley
                                                                                   Trust, FSB since 1996; Director, NIBCO,
                                                                                   Inc. since 1993, Battery Park High Yield
                                                                                   Fund, 1995-2001.

Edward M. Roob, 67                           Trustee                               Retired; prior thereto, Senior Vice
841 Woodbine Lane                            since 1995                            President, Daiwa Securities America Inc.
Northbrook,                                                                        1986-1993; Trustee of the Trust since
IL 60002                                                                           1995; Trustee, The Brinson Funds since
                                                                                   1995; Trustee, Brinson Supplementary
                                                                                   Trust since 1997; Director, Fort
                                                                                   Dearborn Income Securities, Inc. since
                                                                                   1993; Director, Brinson Trust Company
                                                                                   since 1993; Committee Member, Chicago
                                                                                   Stock Exchange since 1993.

INTERESTED TRUSTEE

Brian M. Storms  +**,47                      Trustee                               Mr. Storms is chief operating officer
                                             and                                   (since September 2001) and president of
                                             President                             Brinson Advisors (since March 1999). Mr.
                                             since 2001                            Storms was chief executive officer of
                                                                                   Brinson Advisors from October 2000 to
                                                                                   September 2001. He was president of
                                                                                   Prudential Investments (1996-1999).
                                                                                   Prior to joining Prudential Investments
                                                                                   he was a managing director at Fidelity
                                                                                   Investments. Mr. Storms is president and
                                                                                   trustee of the Trust, The Brinson Funds
                                                                                   and Brinson Supplementary Trust since
                                                                                   2001. Mr. Storms is president of 22
                                                                                   other investment companies for which
                                                                                   Brinson Advisors, Brinson Partners, UBS
                                                                                   PaineWebber or one of their affiliates
                                                                                   serves as investment advisor,
                                                                                   sub-advisor or manager.





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TRUSTEE INFORMATION (UNAUDITED)
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
OFFICERS
                                             POSITION(S)                           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                                            HELD WITH THE                             NUMBER OF PORTFOLIOS IN FUND COMPLEX
NAME, ADDRESS                               FUND; LENGTH                           OVERSEEN BY TRUSTEE; OTHER DIRECTORSHIPS
AND AGE                                    OF TIME SERVED                                      HELD BY TRUSTEE
Amy R. Doberman **, 39                       Vice                                  Managing Director and General Counsel,
                                             President                             Brinson Advisors, Inc. since 2000; Vice
                                             and                                   President and Secretary of the Trust
                                             Secretary                             since 2001; Vice President and
                                             since 2001                            Secretary, The Brinson Funds since 2001;
                                                                                   Secretary, Brinson Supplementary Trust
                                                                                   since 2001; General Counsel, Aeltus
                                                                                   Investment Management, Inc. 1997-2000;
                                                                                   previously, Assistant Chief Counsel,
                                                                                   Division of Investment Management, SEC;
                                                                                   Vice President and Secretary of 22 other
                                                                                   investment companies for which Brinson
                                                                                   Advisors, Brinson Partners, UBS
                                                                                   PaineWebber or one of their affiliates
                                                                                   serves as investment advisor,
                                                                                   sub-advisor or manager.

Paul H. Schubert ***, 39                     Treasurer                             Executive Director and Head of the
                                             and                                   Mutual Fund Finance Department, Brinson
                                             Principal                             Advisors, Inc. since 1997; Treasurer and
                                             Accounting                            Principal Accounting Officer of the
                                             Officer                               Trust, The Brinson Funds and Brinson
                                             since 2001                            Supplementary Trust since 2001. Vice
                                                                                   President and Treasurer of 22 other
                                                                                   investment companies for which Brinson
                                                                                   Advisors, Brinson Partners, UBS
                                                                                   PaineWebber or one of their affiliates
                                                                                   who serves as investment advisor,
                                                                                   sub-advisor or manager.

David E. Floyd*, 32                          Assistant                             Associate Director, Brinson Partners,
                                             Secretary                             Inc. since 1998; Associate, Brinson
                                             since 1998                            Partners, Inc., 1994-1998; Assistant
                                                                                   Trust Officer, Brinson Trust Company
                                                                                   since 1993; Assistant Secretary of the
                                                                                   Trust since 1998; Assistant Secretary,
                                                                                   The Brinson Funds since 1998; Assistant
                                                                                   Secretary, Brinson Supplementary Trust
                                                                                   since 1998.


Mark F. Kemper*, 43                          Assistant                             Executive Director, Brinson Partners,
                                             Secretary                             Inc. since 1993; Secretary, Brinson
                                             since 1999                            Partners, Inc. since 1999; Assistant
                                                                                   Secretary, Brinson Partners, Inc.
                                                                                   1993-1999; Assistant Secretary, Brinson
                                                                                   Trust Company since 1993; Secretary, UBS
                                                                                   Brinson since 1998; Assistant Secretary,
                                                                                   Brinson Holdings, Inc. 1993-1998;
                                                                                   Assistant Secretary of the Trust since
                                                                                   1999; Assistant Secretary, The Brinson
                                                                                   Funds since 1999; Assistant Secretary,
                                                                                   Brinson Supplementary Trust since 1999.

Joseph T. Malone ***, 34                     Assistant                             Director and a senior manager of the
                                             Treasurer                             mutual fund finance department of
                                             since 2001                            Brinson Advisors. From August 2000
                                                                                   through June 2001, he was the controller
                                                                                   at AEA Investors Inc. From March 1998 to
                                                                                   August 2000, Mr. Malone was a manager
                                                                                   within investment management services of
                                                                                   Pricewaterhouse-Coopers LLC. Prior to
                                                                                   March 1998, he was a vice president of
                                                                                   the mutual fund services group of
                                                                                   Bankers Trust & Co. Mr. Malone is an
                                                                                   assistant treasurer of three investment
                                                                                   companies for which Brinson Partners,
                                                                                   Brinson Advisors, UBS PaineWebber or one
                                                                                   of their affiliates serves as investment
                                                                                   advisor, sub-advisor or manager.

  * This person's business address is Brinson Partners, Inc., 209 South LaSalle Street, Chicago, IL 60604-1295.

 ** This person's business address is Brinson Advisors, Inc., 51 West 52nd Street, New York, NY 10019-6114.

*** This person's business address is Brinson Advisors, Inc., Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, NJ 07310-1998.

  + Mr. Storms is an "interested person" of the Trust, as that term is defined in the Investment Company Act by virtue of his positions with Brinson Advisors, Brinson Partners and/or UBS PaineWebber.





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